As filed with the Securities and Exchange Commission on December 19, 2025

Securities Act Registration No. 333-[●]

Investment Company Act Registration No. 811-24150

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

the Investment Company Act of 1940	☒
Amendment No.	☐

Sixth Street Dynamic Alternatives Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

2100 McKinney Avenue, Suite 1500

Dallas, TX 75201

(469) 621-3001

(Address and telephone number, including area code, of principal executive offices)

Maples Fiduciary Services (Delaware)

4001 Kennett Pike, Suite 302

Wilmington, Delaware, 19807

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Jonathan H. Gaines, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated December 19, 2025

PRELIMINARY PROSPECTUS

SIXTH STREET DYNAMIC ALTERNATIVES FUND

Class	Ticker Symbol
Class [●] Shares	[	]
Class [●] Shares	[	]
Class [●] Shares	[	]

The Fund. Sixth Street Dynamic Alternatives Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), that continuously offers its common shares of beneficial interest, par value $[·] per share (“Shares”).

Investment Objective. The Fund’s investment objectives are to seek to provide risk-adjusted total return and attractive current income. There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

Investment Strategy. Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing in private and public investments sourced across Sixth Street’s investment platform. The Fund will primarily invest in private securities. The Fund’s allocation to public securities will depend on market environment.

(continued on inside front cover)

Investing in the Fund involves a high degree of risk. See “Risks” beginning on page 34 of this Prospectus. Also, consider the following:

•	The Shares are not listed on any stock exchange, and the Fund does not expect a secondary market in the Shares to develop.

•	This is a “blind pool” offering and thus shareholders will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

•	Shareholders should generally not expect to be able to sell their Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•

The Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund. Although the Fund expects to offer to repurchase Shares from time to time, it has no obligation to do so. The frequency and timing of any repurchase offers are subject to the discretion of the Board of Trustees of the Fund (the “Board”).

•	Shareholders should consider that they may not have access to the money they invest for an indefinite period of time.

•

An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity, therefore an investment in the Fund will not be suitable for an investor if that investor has foreseeable need to access the money they invest. See “Repurchase of Shares.”

•	Shareholders will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

•	Because shareholders will be unable to sell their Shares or have them repurchased immediately, shareholders will find it difficult to reduce their exposure on a timely basis during a market downturn.

•

The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale could be subject to tax, even if the Shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by [●] (“[●]” or the “Adviser”) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•	The Fund expects to use leverage, which will magnify the potential for loss on amounts invested in the Fund. See “Leverage,” and “Risks—Leverage Utilized by the Fund.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Offering(1)

	Per Class [●] Share	Per Class [●] Share	Per Class [●] Share	Total(4)
Public Offering Price(2)	At current net asset value	At current net asset value	At current net asset value	$[●]
Sales Load as a percentage of purchase amount	[None]	[None]	[None]	$[●]
Proceeds to the Fund(3)	Current net asset value	Current net asset value	Current net asset value	$[●]

(notes on inside front cover)

[●] acts as distributor for the Fund’s Shares (in such capacity, the “Distributor”), and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [●].

The date of this Prospectus is [●], 2025.

(notes from previous page)

(1)

The Distributor acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. The minimum initial investment in the Fund by any investor in Class [●] Shares is $[●], the minimum initial investment in the Fund by any investor in Class [●] Shares is $[●], and the minimum initial investment in the Fund by any investor in Class [●] Shares is $[●]. The minimum additional investment in the Fund by any shareholder in Class [●] Shares, Class [●] Shares and Class [●] Shares is $[●]. However, the Fund, in its sole discretion, may accept subscriptions for Class [●] Shares in amounts less than $[●], but in all cases, the minimum initial subscription for any class of Shares is $[●]. See “Plan of Distribution.”

(2)

Each class of the Fund’s Shares are continuously offered for purchase as of the first business day of each month (or at such other times as determined in the discretion of the Board of Trustees of the Fund) at the public offering price per share equal to the net asset value (“NAV”) per share for such class as of the most recently completed month end.

(3)

No upfront sales load will be paid with respect to Class [●] Shares or Class [●] Shares, however, if an investor buys Class [●] Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [●]% cap on NAV for Class [●] Shares. Selling agents will not charge such fees on Class [●] Shares. For Class [●] Shares and Class [●] Shares, the Fund will also pay to the Distributor a shareholder servicing and distribution fee equal to [●]% and [●]% per annum of the average monthly value of the Fund’s net assets for the Class [●] Shares and Class [●] Shares, respectively, accrued daily and payable monthly, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Class [●] Shares are not subject to any shareholder servicing or distribution fees.

(4)	Total proceeds to the Fund assumes the sale of all Shares registered under this registration statement.

(continued from previous page)

Investment Strategy (continued).

The Fund will have a flexible mandate to invest across market cycles and migrate in and out of various investment themes, dislocations, asset classes, and geographies with a consistent risk/return framework focused on seeking downside protection and capital preservation. The Fund will leverage Sixth Street’s investment platform and deep sector expertise to target industries and businesses where it believes there is an imbalance in the supply/demand of capital through a rotational, theme-based investment approach. Since our founding in 2009, Sixth Street has focused on seeking to identify the best relative risk-reward – in any asset class, any industry, around the globe. The firm was built to be as dynamic as the environment in which we operate.

The Fund will invest in a wide range of private and public credit transactions, as well as other opportunistic investments, leveraging Sixth Street’s “One Team” philosophy. Sixth Street’s “One Team” philosophy is core to our thematic approach, unifying the firm’s 9 investment platforms and 16 sector teams with the architecture, culture and incentives that work collaboratively to originate, underwrite, and manage assets across different themes, structures, and situations. Unlike other platforms where investment professionals are organized to invest in narrow asset classes, our team approaches every investment opportunity with the flexibility to design a suitable instrument and structure based on our assessment of risk/return. We believe this investment style leads to consistent returns in the long-term and lower loss rates.

Along with our “One Team” philosophy, the Fund will have a flexible investment mandate, whereby investment professionals will seek to capitalize on market inefficiencies, volatility, idiosyncratic, or secular issues to access investments with an attractive risk-adjusted return profile. Potential investment structures could include, but are not limited to, direct lending, stressed and special situations investments, asset based finance, bespoke financing structures, convertible notes, structured equity with preferred/convertible/redeemable features, royalties, loans with warrants attached, as well as traditional private and public credit areas such as high yield bonds, broadly syndicated loans, and structured credit, including equity and debt investments in collateralized loans.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. Any such policy will not be violated if these limitations are not met because of changes in the market value of the Fund’s assets or for any other reason, including as a result of the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; changes in the valuation of these investments; and outflows of cash from time to time.

The Fund is not subject to any limitations on the duration of its overall investment portfolio. Duration is a measurement of price sensitivity to interest rate changes. The Fund also is not subject to any limitations in respect of the maturity or credit quality of its investments and expects to invest a significant portion of its assets in fixed-income securities that are rated below investment grade (or, if unrated, would be rated below investment grade in the Adviser’s view), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Simultaneously with the Fund beginning to accept offers to purchase Shares (“Commencement of Operations”), it is intended that [●] (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is [●].

The Proposed Reorganization is subject to approval by the Fund’s Board and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its Shares in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of investments.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “Risks” beginning on page 34).

Repurchases. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the aggregate NAV of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

Leverage. The Fund expects to utilize leverage. The Fund expects to borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund could also use leverage in the form of the issuance of Preferred Shares to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions or, to a limited extent, by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them. While the use of leverage could increase the profits of the Fund, it will also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings (the “Asset Coverage Requirement”), including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least

200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

Unlisted Closed-End Fund Structure; Limited Liquidity. The Shares are not listed on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Adviser. The Fund’s Adviser is [●].

Distributor. [●] acts as distributor for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [●]. The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Shares. See “Plan of Distribution.”

****

Upon written or oral request, the Fund will provide a copy of such information at no charge. Prospective investors should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [●], 2025, as amended from time to time, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. Investors may request a free copy of the SAI by calling [●] or by writing to the Fund. Investors can get the same information for free from the SEC’s website (http://www.sec.gov). Investors may also e-mail requests for these documents to publicinfo@sec.gov. In addition, investors may request copies of the Fund’s Prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling [●]. The Fund’s Prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website ([●]) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

Investors should not construe the contents of this Prospectus as legal, tax or financial advice. Investors should consult with their own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investors should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides investors with different or inconsistent information, investors should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this Prospectus relating to Sixth Street Dynamic Alternatives Fund. This summary may not contain all of the information that prospective investors should consider before investing in the Fund’s common shares of beneficial interest. Investors should review the more detailed information contained in this Prospectus and in the SAI. Unless the context requires otherwise or as otherwise noted, the terms “Sixth Street,” “we,” “us,” and “our” refer to Sixth Street Partners and its affiliates.

The Fund	Sixth Street Dynamic Alternatives Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on August 14, 2025. [●] serves as the Adviser of the Fund. The Adviser provides investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund’s Adviser will employ a relative value, thematic investment approach investing across private and public markets. The underlying portfolio will be multi-asset including, but not limited to, public and private credit, hybrid securities, asset based finance (“ABF”), structured credit and equity, and common equity investments. The Fund will invest primarily in North America with flexibility to invest in developed international markets.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective	The Fund’s investment objectives are to seek to provide risk-adjusted total return and attractive current income.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives are not fundamental policies of the Fund and could be changed by the Board without prior shareholder approval.

See “Investment Objective” in this Prospectus.

Investment Policies	Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing in private and public investments sourced across Sixth Street’s investment platform. The Fund will primarily invest in private securities. The Fund’s allocation to public securities will depend on market environment.

The Fund will have a flexible mandate to invest across market cycles and migrate in and out of various investment themes, dislocations,

asset classes, and geographies with a consistent risk/return framework focused on seeking downside protection and capital preservation. The Fund will leverage Sixth Street’s investment platform and deep sector expertise to target industries and businesses where it believes there is an imbalance in the supply/demand of capital through a rotational, theme-based investment approach. Since our founding in 2009, Sixth Street has focused on seeking to identify the best relative risk-reward – in any asset class, any industry, around the globe. The firm was built to be as dynamic as the environment in which we operate.

The Fund will invest in a wide range of private and public credit transactions, as well as other opportunistic investments, leveraging Sixth Street’s “One Team” philosophy. Sixth Street’s “One Team” philosophy is core to our thematic approach, unifying the firm’s 9 investment platforms and 16 sector teams with the architecture, culture and incentives that work collaboratively to originate, underwrite, and manage assets across different themes, structures, and situations. Unlike other platforms where investment professionals are organized to invest in narrow asset classes, our team approaches every investment opportunity with the flexibility to design a suitable instrument and structure based on our assessment of risk/return. We believe this investment style leads to consistent returns in the long-term and lower loss rates.

Along with our “One Team” philosophy, the Fund will have a flexible investment mandate, whereby investment professionals will seek to capitalize on market inefficiencies, volatility, idiosyncratic, or secular issues to access investments with an attractive risk-adjusted return profile. Potential investment structures could include, but are not limited to, direct lending, stressed and special situations investments, asset based finance, bespoke financing structures, convertible notes, structured equity with preferred/convertible/redeemable features, royalties, loans with warrants attached, as well as traditional private and public credit areas such as high yield bonds, broadly syndicated loans, and structured credit, including equity and debt investments in collateralized loans.

The Fund expects to bring to bear the full expertise of Sixth Street’s global investment platform and teams across private and public markets using the same relative value, thematic investment style employed since the firm’s inception. A summary of the depth of Sixth Street’s global investment platform and capabilities is included below. The Fund will selectively allocate to investments that meet its risk/return and portfolio construction parameters. To deliver on the investment objective of risk-adjusted total return and attractive current income, the Fund’s investments will generally fall into three categories: Income-Generative, Structured Capital Solutions, and Value Opportunities (each, as defined below).

1)	Income-Generative: Investments sourced across Sixth Street’s investment platform where Sixth Street’s investment teams create and purchase investments that generate attractive cash yield (such investments referred to herein as, “Income-Generative”). This may come in the form of direct credit originations at the top of the capital structure with inflation/reinvestment protection, standalone first lien loans, “uni-tranche” first lien, junior credit, junior credit with upside convexity, yield-oriented equity investments, private asset based finance investments, structured credit, royalties, infrastructure debt, and real assets that generate predictable yield, or secondary purchases of existing credit securities which Sixth Street has underwritten and believes the market has mispriced the security. Income generative investments will typically have a contractual coupon or dividend payment as the primary return feature.

2)

Structured Capital Solutions: One of Sixth Street’s competitive strengths is our ability to offer bespoke solutions for companies and management teams, creating investments that solve issues for counterparties, while creating unique structures for the benefit of the Fund (such investments referred to herein as, “Structured Capital Solutions”). In many cases, this involves investments that have credit characteristics with attractive loan-to-value cushion and senior to common equity. Typically, these investments are structured at a discounted valuation, with cash and/or paid-in-kind (“PIK”) interest and the potential for upside convexity. These structured investments are often originated for healthy companies looking for a creative and less dilutive capital/structure as compared to a traditional equity investment. In other instances, these transactions may be with companies experiencing secular or cyclical dislocations that require a bespoke capital infusion. Sixth Street has a long history of structuring these investments through debt and warrants, structured equity with preferred/convertible/redeemable features, and other structured capital solutions.

3)

Value Opportunities: Over time, Sixth Street has developed expertise in generating alpha across investment opportunities where the firm believes the market has mispriced risk (such investments referred to herein as, “Value Opportunities”). These investments are created across capital structures and offer downside protection, as well as attractive long-term risk adjusted returns. The Fund expects to leverage this expertise to make non-control investments into investment opportunities that we believe are misunderstood by the market, under managed, experiencing cyclical headwinds, or impacted by idiosyncratic events, either through primary or secondary securities. In these instances, Sixth Street has a view to creating its ownership in the company at a discount to fundamental value and seeking to generate returns.

Although the Fund will endeavor to make investments across these categories, that may not be achieved in all instances where market conditions do not permit, and actual allocations across these categories may be affected by factors including, but not limited to: (i) the pace of deployment of capital; (ii) the investment performance and market value of the investments; (iii) availability of capital for tender offers or other liquidity requirements; and (iv) availability of capital in other vehicles or accounts that co-invest with the Fund.

Compliance with any policy or limitation for the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. Any such policy will not be violated if these limitations are not met because of changes in the market value of the Fund’s assets or for any other reason, including as a result of the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; changes in the valuation of these investments; and outflows of cash from time to time.

The Fund is not subject to any limitations on the duration of its overall investment portfolio. Duration is a measurement of price sensitivity to interest rate changes. The Fund also is not subject to any limitations in respect of the maturity or credit quality of its investments and expects to invest a significant portion of its assets in fixed-income securities that are rated below investment grade (or, if unrated, would be rated below investment grade in the Adviser’s view), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund could use leverage through direct borrowings or through its subsidiaries to enhance returns, meet repurchase requests, or provide liquidity.

See “The Fund’s Investments” in this Prospectus.

There can be no assurance that the Fund will achieve its investment objectives. The Fund could change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.

Leverage

The Fund expects to utilize leverage. The Fund expects to borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund could also use leverage in the form of the issuance of Preferred Shares to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions or, to a limited extent, by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them. While the use of leverage could increase the profits of the Fund, it will also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

The amount and cost of leverage, which is often priced on a floating rate basis, could vary frequently and could increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage. See “Leverage” in this Prospectus.

Adviser	As investment adviser to the Fund, [●] (the “Adviser” or “[●]”), provides day-to-day investment management services to the Fund including managing the Fund’s liquidity needs and overseeing investment decisions for the Fund’s portfolio. The Adviser’s principal place of business is located at [●]. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). See “Management of the Fund” in this Prospectus.

Distributions; Dividend Reinvestment Plan	Beginning with the start of the second full quarter after the Commencement of Operations, the Fund intends to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Additionally, the Fund intends to pay distributions at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year.

Each shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A shareholder receiving Shares under the DRIP instead of cash distributions could still owe taxes and, because Fund Shares are generally illiquid, could need other sources of funds to pay any taxes due. Inquiries concerning income dividends and/or capital gains distributions should be directed to [●] (the “DRIP Administrator”), at [●] or [●].

See “Dividend Reinvestment Plan” in this Prospectus.

Distributor	[[●] acts as distributor for the Shares (in such capacity, the “Distributor”) and is located at [●]. Class [●] Shares are offered for sale through the Distributor at NAV. Although no upfront sales loads will be paid with respect to Class [●] Shares, Class [●] Shares or Class [●] Shares, with respect to any Class [●] Shares that may be offered in the future, certain financial intermediaries may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a Class [●]% cap on NAV for Class [●] Shares. Selling agents will not charge such fees on Class [●] Shares.] The Distributor may appoint additional selling agents (each, a “Dealer”) or other financial intermediaries through which investors may purchase Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Investors should consult with their Dealers about any additional fees or charges their Dealers might impose on each class of Shares in addition to any fees imposed by the Fund.

Additionally, the Adviser, or its affiliates, in the Adviser’s discretion and from its own resources, expect to pay additional compensation to Dealers in connection with the sale of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund could receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation could differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation could be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer could create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

See “Plan of Distribution” in this Prospectus.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Adviser). A more detailed discussion of the Fund’s expenses can be found under “Summary of Fund Fees and Expenses”.

Management Fees. The Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of [●]%, payable monthly in arrears, accrued monthly based upon the average monthly value of the Fund’s net assets. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Incentive Fee. The Fund pays the Adviser an incentive fee based on income quarterly in arrears of [●]% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a [●]% annualized hurdle rate, with a full catch-up.

Administration Agreement. Under the terms of the Fund’s administration agreement (the “Administration Agreement”), the Adviser (in such capacity, the “Administrator”) provides administrative services to the Fund. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Fund pays or reimburses the Administrator for expenses incurred by any such affiliates or third parties for work done on the Fund’s behalf. See “Administration and Accounting Services,” and “Fund Expenses.”

Shareholder Servicing and/or Distribution Fees. The Fund intends to apply for exemptive relief from the SEC to issue multiple classes of shares that will require the Fund, to, among other things, adopt a distribution and service plan (the “Distribution and Service Plan”) compliant with Rule 12b-1 under the Investment Company Act where applicable. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to [●]% and [●]% on an annualized basis of the aggregate net assets of the Fund attributable to Class [●] Shares and Class [●] Shares, respectively, to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. Class [●] Shares are not subject to any shareholder servicing or distribution fees. The shareholder servicing and/or distribution fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the shareholder servicing and/or distribution fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the shareholder servicing and/or distribution fee payable. Class [●] Shares and Class [●] Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Class [●] Shares and Class [●] Shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order. See “Plan of Distribution.”

Expense Limitation and Reimbursement Agreement. The Adviser expects to enter into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid and/or to assume or reimburse expenses of the Fund (the “Waiver”), if required to ensure the Total Annual Expenses as presented in the fee table in “Summary of Fund Fees and Expenses” (excluding the Investment Management Fee, the incentive fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, other investment-related expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses, and certain other fees and expenses as set forth in the Expense Limitation and Reimbursement Agreement) do not exceed [●]% , [●]% and [●]% of the average monthly net assets of Class [●] Shares, Class [●] Shares and Class [●] Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial one-year term, which ends on [●], and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Adviser may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. See “Management of the Fund.”

Proposed Reorganization

Simultaneously with the Commencement of Operations, it is intended that the Predecessor Fund will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the

Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is [●].

The Proposed Reorganization is subject to approval by the Board and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its Shares in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of investments.

The Offering	The minimum initial investment in the Fund by any investor in Class [●] Shares is $[●], the minimum initial investment in the Fund by any investor in Class [●] Shares is $[●], and the minimum initial investment in the Fund by any investor in Class [●] Shares is $[●]. The minimum additional investment in the Fund by any shareholder is $[●]. However, the Fund, in its sole discretion, may accept subscriptions for Class [●] Shares in amounts less than $[●], but in all cases, the minimum initial subscription for any class of Shares is $[●].

The Shares will be offered in a continuous offering to eligible investors that are “accredited investors,” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Shares generally are offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of the Board. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund (which may be changed in the Fund’s sole discretion) and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Periodic Repurchase Offers	The Fund expects to from time to time offer to repurchase Shares from investors in accordance with written tenders by investors at those times, in those amounts, and on such terms and conditions as the Fund’s Board may determine in its sole discretion. It is expected that, under normal market circumstances, the Adviser generally will recommend to the Board, subject to the Board’s discretion, that the Fund conduct quarterly tender offers for up to 5% of the Fund’s outstanding Shares at net asset value (“NAV”), although any particular recommendation may exceed or be below such percentage. If a tender offer is oversubscribed by shareholders, the Fund may decide to repurchase only a pro rata portion of the Shares tendered by each shareholder, or take any other action permitted by the tender offer rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and described in the written tender offer notice to shareholders. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from shareholders quarterly; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all. The Fund expects its first repurchase offer to be made no later than the second full calendar quarter after the date that the Fund’s registration statement becomes effective. Each repurchase offer would be made and shareholders would be notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both.

The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions.

A [2]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through tender offers made by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

See “Repurchase of Shares” in this Prospectus.

Eligible Investors	Although the Shares are registered under the Securities Act, each prospective investor in the Fund in this offering is required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

Transfer Restrictions	Shares held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (2) with the written consent of the Fund or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Fund or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer. See “Repurchase of Shares” in this Prospectus.

Custodian and Transfer Agent	[●] will serve as the Fund’s custodian and transfer agent.

Administrator	[●] will serve as the Fund’s administrator and fund accountant.

Principal Risk Considerations	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Some of the more significant risks relating to an investment in the Fund include those listed below. A discussion of the risks associated with an investment in the Fund can be found under the “Risks” section.

•	There is no assurance that the Fund will achieve its investment objectives.

•	A shareholder should not expect to be able to sell all or most of their Shares regardless of how the Fund performs.

•	A shareholder should consider that they may not have access to the money they invest for an extended period of time.

•	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in its Shares to develop in the absence of any listing.

•	Because a shareholder could be unable to sell or transfer their Shares, a shareholder will be unable to reduce their exposure in any market downturn.

•

While it is expected that, under normal market circumstances, the Adviser generally will recommend to the Board, subject to the Board’s discretion, that the Fund conduct quarterly tender offers for up to 5% of the Fund’s outstanding Shares at NAV, although any particular recommendation may exceed or be below such percentage, the Fund is not required to conduct tender offers and could be less likely to conduct tenders during periods of exceptional market conditions.

•	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “Repurchase of Shares.”

•	Investors will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

•

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations could have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

•

The Fund is subject to risks that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations.

•

There could also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other Sixth Street Clients (as defined in the “Conflicts of Interest and Related Considerations” section below) as well as the investment of proprietary assets and/or the banking activities of the Adviser’s affiliates.

•

The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the

Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale could be subject to tax, even if the Shares are sold for less than the original purchase price.

•

Distributions could also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser, or its affiliates, that could be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•

The Fund could utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund. See “Leverage” and “Risks—Leverage Utilized by the Fund.”

•

The Fund expects to invest to a significant degree in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Unlisted Closed-End Fund	The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option, and unlike traditional listed closed-end funds the Shares will not be listed on any securities exchange. The Fund could, but does not currently intend to, list the Shares on a securities exchange in the future. However, investors should have no expectation that any such future listing event will occur and the Fund does not currently expect any secondary market to develop for the Shares in the foreseeable future. Notwithstanding that the Fund expects to conduct periodic repurchase offers, investors should not expect to be able to sell or transfer their Shares when and/or in the amount desired regardless of how the Fund performs.

See “Closed-End Fund Structure” in this Prospectus.

Summary of Taxation	The Fund intends to elect to be treated and to qualify as a RIC for U.S. federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to shareholders each year. See “Tax Matters.”

SUMMARY OF FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from an investor’s financial professional and in the section titled “Plan of Distribution” beginning on page [●] of this Prospectus.

	Class [●] Shares		Class [●] Shares		Class [●] Shares
Shareholder Transaction Expenses (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load)(1)	[	]%	[	]%	[	]%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	[	]%	[	]%	[	]%
Maximum Early Repurchase Deduction(3)	[	]%	[	]%	[	]%
Annual Expenses (as a Percentage of Net Assets Attributable to our Shares)(4)
Management Fees(5)	[	]%	[	]%	[	]%
Incentive Fees(6)	[	]%	[	]%	[	]%
Shareholder Servicing and/or Distribution Fees(7)	[	]%	[	]%	[	]%
Fees and Interest Payments on Borrowed Funds(8)	[	]%	[	]%	[	]%
Other Expenses(9)	[	]%	[	]%	[	]%
Total Annual Expenses	[	]%	[	]%	[	]%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(10)	[	]%	[	]%	[	]%
Net Annual Expenses(10)	[	]%	[	]%	[	]%

(1)

No upfront sales load will be paid with respect to Class [●] Shares, Class [●] Shares or Class [●] Shares, however, if an investor buys Class [●] Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [●]% cap on NAV for Class [●] Shares. Selling agents will not charge such fees on Class [●] Shares. Please consult the applicable selling agent for additional information.

(2)	The Fund does not currently expect to charge fees under its Dividend Reinvestment Plan. The Fund does not presently maintain a cash purchase plan.
(3)

A [2]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $[●] minimum account balance; due to trade or operational error; and repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(4)

This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(5)

Management Fees include the Investment Management Fee paid to the Adviser at an annual rate of [●]% payable monthly in arrears, accrued daily based upon the average monthly value of the Fund’s net assets. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders.

(6)

The Fund may have investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fee, if any, is based on income, whereby we will pay the Adviser quarterly in arrears [●]% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a [●]% annualized hurdle rate, with a full catch-up. As the Fund cannot predict whether it will meet the necessary incentive fee hurdle, the Fund has assumed no incentive fee for this chart. Once fully invested, the Fund expects the incentive fees it pays to increase to the extent the Fund earns greater income through its investments. If the Fund achieves annualized Pre-Incentive Fee Net Income Returns of [●]% for each quarter made up entirely of net investment income, no incentive fees would be payable. See “Management of the Fund–Incentive Fee” for more information concerning the incentive fees.

(7)

The Fund intends to apply to the SEC for exemptive relief to offer multiple classes of shares. Investors will pay a shareholder servicing and distribution fee for Class [●] Shares and Class [●] Shares equal to [●]% and [●]% per annum of the average monthly value of the Fund’s net assets for the Class [●] Shares and Class [●] Shares, respectively, accrued daily and payable monthly. Payment of the shareholder servicing and/or distribution fee will be governed by the Distribution and Service Plan for Class [●] Shares and Class [●] Shares, which will be adopted by the Fund with respect to Class [●] Shares and Class [●] Shares in compliance with Rule 12b-1 under the Investment Company Act. Class [●] Shares are not subject to any shareholder servicing or distribution fees. See “Plan of Distribution.” Class [●] Shares and Class [●] Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Class [●] Shares and Class [●] Shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order.

(8)

We expect to borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to [●]% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is [●]%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(9)

“Other Expenses” (as defined below), represent estimated amounts for the current fiscal year. Other Expenses include accounting, legal and auditing fees, tax compliance fees and expenses, loan servicing fees, organization and offering expenses, fees payable to the Fund’s Trustees and payments under the Administration Agreement for certain expenses incurred by the Administrator. The amount presented in the table estimates the amounts the Fund expects to pay during the current fiscal year.

(10)

The Adviser expects to enter into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to waive the fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, the incentive fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, other investment-related expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term, which ends on [●]. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After [●], either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the 1 Year period and the first year of the 3 Years, 5 Years and 10 Years periods in the example). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

	1 Year			3 Years			5 Years			10 Years
Class [●] Shares*	$	[	]	$	[	]	$	[	]	$	[	]
Class [●] Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class [●] Shares	$	[	]	$	[	]	$	[	]	$	[	]

*	Currently only Class [●] Shares of the Fund are offered. The Fund expects to offer Class [●] Shares and Class [●] Shares in the future, subject to obtaining an exemptive order from the SEC.

While the examples assume a 5.0% annual return on investment before fees and expenses, the Fund’s performance will vary and could result in an annual return that is greater or less than this. This amount does not reflect the imposition of an Early Repurchase Deduction of [2]%. If an investor were to repurchase shares that have been held for less than one year and the Fund were to impose the repurchase fee, the costs for 1 year would be $[●]. These examples should not be considered a representation of any particular shareholder’s future expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on August 14, 2025, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. The Fund’s principal office is located at 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201, and its telephone number is (469) 621-3001.

[●], the Adviser, is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund.

Simultaneously with the Fund beginning to accept offers to purchase Shares, it is intended that the Predecessor Fund will reorganize with and transfer substantially all of its assets and liabilities to the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is [●].

The Proposed Reorganization is subject to approval by the Fund’s Board and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. The Fund and the Predecessor Fund will have the same procedures for determining NAV and will follow those procedures in determining the amount of Shares to be issued in the Proposed Reorganization. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its Shares in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of investments.

USE OF PROCEEDS

The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Adviser), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets could occur, for example, because of the time required to complete certain transactions involving private credit assets, and the Adviser’s ability to find suitable investments could be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays could inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to shareholders. Pending such use, the Fund could temporarily invest a portion of proceeds defensively in short-term, high quality debt securities, cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund could maintain a portion of its assets in cash or short-term securities, including short-term non-investment grade securities, or money market funds to meet operational needs, obtain market exposure or to maintain liquidity. The Fund could be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s primary investment objectives are to seek to provide risk-adjusted total return and attractive current income.

Except as otherwise indicated, the Fund could change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and could be changed by the Fund’s Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. The Fund is not intended for investors who will need ready access to the amounts invested in the Fund. An investment in the Fund should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing in private and public investments sourced across Sixth Street’s investment platform. The Fund will primarily invest in private securities. The Fund’s allocation to public securities will depend on market environment.

The Fund will have a flexible mandate to invest across market cycles and migrate in and out of various investment themes, dislocations, asset classes, and geographies with a consistent risk/return framework focused on seeking downside protection and capital preservation. The Fund will leverage Sixth Street’s investment platform and deep sector expertise to target industries and businesses where it believes there is an imbalance in the supply/demand of capital through a rotational, theme-based investment approach. Since our founding in 2009, Sixth Street has focused on seeking to identify the best relative risk-reward – in any asset class, any industry, around the globe. The firm was built to be as dynamic as the environment in which we operate.

The Fund will invest in a wide range of private and public credit transactions, as well as other opportunistic investments, leveraging Sixth Street’s “One Team” philosophy. Sixth Street’s “One Team” philosophy is core to our thematic approach, unifying the firm’s 9 investment platforms and 16 sector teams with the architecture, culture and incentives that work collaboratively to originate, underwrite, and manage assets across different themes, structures, and situations. Unlike other platforms where investment professionals are organized to invest in narrow asset classes, our team approaches every investment opportunity with the flexibility to design a suitable instrument and structure based on our assessment of risk/return. We believe this investment style leads to consistent returns in the long-term and lower loss rates.

Along with our “One Team” philosophy, the Fund will have a flexible investment mandate, whereby investment professionals will seek to capitalize on market inefficiencies, volatility, idiosyncratic, or secular issues to access investments with an attractive risk-adjusted return profile. Potential investment structures could include, but are not limited to, direct lending, stressed and special situations investments, asset based finance, bespoke financing structures, convertible notes, structured equity with preferred/convertible/redeemable features, royalties, loans with warrants attached, as well as traditional private and public credit areas such as high yield bonds, broadly syndicated loans, and structured credit, including equity and debt investments in collateralized loans.

The Fund expects to bring to bear the full expertise of Sixth Street’s global investment platform and teams across private and public markets using the same relative value, thematic investment style employed since the firm’s inception. A summary of the depth of Sixth Street’s global investment platform and capabilities is included below. The Fund will selectively allocate to investments that meet its risk/return and portfolio construction parameters. To deliver on the investment objective of risk-adjusted total return and attractive current income, the Fund’s investments will generally fall into three categories: Income-Generative, Structured Capital Solutions, and Value Opportunities.

The Fund expects to invest alongside certain affiliated investment funds, subject to the terms of an exemptive order granted by the SEC (the “Co-Investment Order”).

1) Income-Generative: Investments sourced across Sixth Street’s investment platform where Sixth Street’s investment teams create and purchase investments that generate attractive cash yield. This may come in the form of direct credit originations at the top of the capital structure with inflation/reinvestment protection, standalone first lien loans, “uni-tranche” first lien, junior credit, junior credit with upside convexity, yield-oriented equity investments, private asset based finance investments, structured credit, royalties, infrastructure debt, and real assets that generate predictable yield, or secondary purchases of existing credit securities which Sixth Street has underwritten and believes the market has mispriced the security. Income generative investments will typically have a contractual coupon or dividend payment as the primary return feature.

Sixth Street’s income generative investment platform includes:

•

Direct Lending Platform: Sixth Street’s direct lending platform focuses on direct credit origination at the top of the capital structure, generally with reinvestment protection. These investments include standalone first lien loans, “uni-tranche” first lien loans, and may include small upside participation interests taken as part of an overall lending relationship.

•

Asset Based Finance Platform: Sixth Street’s ABF platform invests in ABF opportunities, directly or indirectly, primarily through the purchase or financing of various credit instruments and/or investing in joint ventures, finance companies or other arrangements relating to the origination, servicing, administration, placement, securitization or investment of credit or credit related assets. Underlying exposures may include rated or unrated credit assets across consumer, commercial, mortgage, real estate, transportation, infrastructure and other specialty lending markets (including, but not limited to, credit card receivables, consumer installment loans, auto leases/loans, equipment leases/loans, commercial real estate, residential mortgages and solar loans).

•

Public Markets Platform: The public markets platform (“Public Markets Platform”) focuses on (i) performing credit, which includes investments in bank loans (levered or unlevered), high yield and other corporate credit assets, (ii) stressed public credits and opportunistic situations, and (iii) structured credit, which includes investments in CLO securities and adjacent structured credit opportunities including CLO debt and equity, private credit CLOs, BDC debt, regulatory capital relief investments, and collateralized synthetic obligations. The public markets team operates as one, integrated team focused on bottoms-up, fundamental research. The team invests through a relative value lens that spans the full public credit spectrum of single name credit and structured credit.

Additionally, as part of income generative investing, the Fund expects to invest in CLO equity, mezzanine, and liabilities of third-party CLO managers in circumstances where investment professionals deem that such investments are attractively priced. CLO liabilities generally offer attractive relative value vs. comparably rated corporate debt, while also providing downside protection through structural subordination, which protects against credit losses even under severe stress scenarios. For a CLO liability tranche to sustain losses, defaults and losses in the loan market would need to significantly exceed historical averages. Credit Market Strategies includes certain opportunistic investments, including Synthetic CSOs (as defined below) and regulatory relief capital trades.

2) Structured Capital Solutions: One of Sixth Street’s competitive strengths is our ability to offer bespoke solutions for companies and management teams, creating investments that solve issues for counterparties, while creating unique structures for the benefit of the Fund. In many cases, this involves investments that have credit characteristics with attractive loan-to-value cushion and senior to common equity. Typically, these investments are structured at a discounted valuation, with cash and/or PIK interest and the potential for upside convexity. These structured investments are often originated for healthy companies looking for a creative and less dilutive capital/structure as compared to a traditional equity investment. In other instances, these transactions may be with companies experiencing secular or cyclical dislocations that require a bespoke capital infusion. Sixth Street has a long history of structuring these investments through debt and warrants, structured equity with preferred/convertible/redeemable features, and other structured capital solutions.

Structured capital solutions could include the following:

•

Debt investments focused on companies with revenue-generating businesses with strong unit economics that would generate cash flow to service the Fund’s loan if not for their continued investment in growth, typically through investments in sales, marketing, R&D, product development or capital expenditures. The Fund intends to underwrite its debt investments to secondary forms of repayment which are cash-driven including harvest value, steady state net operating cash flow, and strategic value from the sale of the entire business or separable business units. In addition, these investments typically have covenants which create the ability to renegotiate, recapture and/or reprice economics should company performance deviate from expectations.

•

Preferred Equity are investments that include structural features consistent with Sixth Street’s focus on mitigation of downside risk, including redeemable, participating, or convertible preferred equity. These investments generally target companies that are debt averse but are willing to grant downside protection in a security to mitigate the dilution that traditional private equity, growth-equity and late-stage venture investors typically demand. Structured equity is valuable to companies seeking to limit equity dilution and who may believe the current market misprices or misunderstands their company’s value and growth trajectory. Downside protection levers could include liquidation preferences, dividends, conversion ratchets, board representation, or security-specific negative controls such as approval over capital raises, budgets, and restricted payments. Using a subset of these tools, the Fund expects to make investments that avoid “last-dollar” loan-to-value risk while retaining upside-optionality through equity ownership.

•

Stapled Solutions are hybrid financing structures that combine aspects of debt and structured equity, typically targeting companies in search of “one-stop” non-control financing solutions. Stapled solutions span the full breadth of the capital structure. A company’s alternative to a stapled solution from Sixth Street would likely include negotiating disparate senior and junior capital raises with two or more investors. Sixth Street believes that stapled solutions allow companies to reduce time spent, as well as direct and indirect costs, of a multiparty, multi-instrument capital raise.

•

Structured Equity are hybrid investments that blend features of both debt and equity, providing businesses with flexible capital for growth, liquidity, or strategic investments without a loss of control. It sits in the capital stack between traditional debt and common equity, offering investors a preferred return with downside protection, and companies a lower-cost, less dilutive alternative to traditional private equity.

3) Value Opportunities: Over time, Sixth Street has developed expertise in generating alpha across investment opportunities where the firm believes the market has mispriced risk. These investments are created across capital structures and offer downside protection, as well as attractive long-term risk adjusted returns. The Fund expects to leverage this expertise to make non-control investments into investment opportunities that we believe are misunderstood by the market, under managed, experiencing cyclical headwinds, or impacted by idiosyncratic events, either through primary or secondary securities. In these instances, Sixth Street has a view to creating its ownership in the company at a discount to fundamental value and seeking to generate returns.

Summary of Sixth Street’s Investment Platforms.

The Income-Generative, Structured Capital Solutions, and Value Opportunities investments for the Fund will be sourced across Street’s investment platforms and alongside its fund complex. The Fund’s portfolio management team will be responsible for portfolio construction and asset allocation leveraging the insights and expertise of the investment platforms highlighted below:

Growth Platform: Focuses on structured financing solutions for late-stage growth companies underwritten as credit but with upside optionality to base case returns. Sixth Street targets opportunities in this area where traditional debt, growth equity, and control-driven investors lack the flexibility and structuring experience to provide an appropriate alternative. We believe Sixth Street is well-positioned to access equity exposure with the benefit of downside protection in growth companies that may require alternative forms of financing in a variety of valuation environments.

Opportunities Platform: Pursue thematic, actively managed investments exhibiting downside protection, across two primary opportunities: (i) asset opportunities and (ii) corporate dislocations.

Public Markets Platform: The Public Markets Platform focuses on (i) performing credit, which includes investments in bank loans (levered or unlevered), high yield and other corporate credit assets, (ii) stressed public credits and opportunistic situations, and (iii) structured credit, which includes investments in CLO securities and adjacent structured credit opportunities including CLO debt and equity, private credit CLOs, BDC debt, regulatory capital relief investments, and collateralized synthetic obligations. The public markets team operates as one, integrated team focused on bottoms-up, fundamental research. The team invests through a relative value lens that spans the full public credit spectrum of single name credit and structured credit.

Direct Lending Platform: Sixth Street’s direct lending platform focuses on direct credit origination at the top of the capital structure with reinvestment protection. These investments generally include standalone first lien loans, “uni-tranche” first lien loans, and may include small upside participation interests taken as part of an overall lending relationship.

Asset Based Finance Platform: Sixth Street’s ABF platform primarily invests in private ABF opportunities, directly or indirectly, primarily through the purchase or financing of structured products or credit instruments and/or investing in joint ventures, finance companies or other arrangements relating to the origination, servicing, administration, placement, securitization or investment in such assets, including by acquiring, originating, holding or financing interests in unrated or non-investment grade assets across consumer, commercial, mortgage, real estate, transportation, infrastructure and other specialty lending markets (including, but not limited to, credit card receivables, consumer installment loans, auto leases/loans, equipment leases/loans, commercial real estate, residential mortgages and solar loans).

Infrastructure Platform: Sixth Street pursues opportunistic transactions in infrastructure including, but not limited to: power, renewables, mid-stream, digital, transportation and utilities. Consistent with Sixth Street’s broader platform, these transactions are generated through both “top-down” and “bottom-up” thematic sourcing that could be driven, in particular, by government incentive plans that often create dislocations and unintended consequences which provide fertile ground for special situations investing. While infrastructure investments are expected to generally offer diversification within a portfolio of alternative investments, relatively low correlation to other asset classes, and a reliable income stream, the Adviser believes that its approach has additional attractive features when compared to the strategy employed by traditional infrastructure investors.

Sports and Live Entertainment Platform: Focuses on non-distressed investments in or relating to sports and live entertainment, including interests in sports franchises, sports federations, sports league joint ventures, sports national governing bodies, college sports, stadium debt or similar financings, real estate, strategic arrangements, entertainment, media, licensing, data, merchandising, ticketing, sports agencies, talent agencies, sponsorship and other related or adjacent rights and assets.

Real Estate Platform: Focuses on theme-driven real estate investments across the capital structure. Investments span across real estate asset classes, platforms and capital structures in both public and private markets. Historical transactions include residential, data center, portfolio acquisitions, net lease, industrial, office, mixed use, hospitality, gaming and retail.

Credit Market Strategies Platform: Focuses on the broadly syndicated loan market and CLOs and investments in the equity and liabilities of third-party CLO managers. We believe the team uniquely leverages the Sixth Street fundamental underwriting of the underlying collateral via our team focused on performing credits in the broadly syndicated loan market.

Portfolio Characteristics

Over time, the Fund expects that its portfolio will generally be comprised as follows:

•

Geographical Focus. While this can range materially, the Fund currently expects a majority of its investments to be made in the U.S., and the remaining balance expected to be international, comprised of transactions mainly in Europe, the United Kingdom, Australia, New Zealand, Canada and Japan. Additionally, the Fund could also invest directly in foreign debt securities, including those from emerging markets. While it is not anticipated that foreign or emerging market investments will represent a significant portion of the portfolio, the Fund retains the flexibility to invest globally.

•

Senior in Capital Structure. The Adviser believes it is critical to protect the Fund’s portfolio from non-fundamental volatility risk associated with the use of leverage or by systematically investing too far down the capital structure. The Fund is generally focused on senior credit or credit-like investments with equity subordination, however, in certain instances the Fund may have some common equity exposure.

•

Cash Generation. The Fund expects that investments will be cash generative either through contractual cash payments (i.e., interest and amortization), through resolutions on individual loans embedded within loan portfolios, or other cash yielding assets.

Flexibility across the Sixth Street Platform Leads to Differentiated Portfolio. The Fund believes that its diverse opportunistic capability set, its ability to leverage the capabilities of its external sourcing partners and the ability to leverage its operational capabilities, enable it to target imbalances in capital supply/demand throughout the business cycle across a range of markets. The Fund believes that an integrated evaluation of opportunities across strategies and geographies allows for a more comprehensive relative risk/opportunity analysis and a broad perspective on capital allocation, which is ultimately expected to lead to a differentiated portfolio.

Types of Investments

The Fund’s portfolio will be composed principally of some combination of the following types of investments. Additional information with respect to the Fund’s investment policies and restrictions and certain of the Fund’s portfolio investments is contained in the SAI. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein and in the SAI. Additionally, the Fund could also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules. See “Risks—Failure to Maintain RIC Tax Treatment Risk” and “—Tax Matters” for additional information.

Senior Secured Loans. Senior secured loans obtain security interests in the assets of a portfolio company that serve as collateral in support of the repayment of the Fund’s senior secured loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. The Fund’s senior secured loans often provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. The Fund’s senior secured loans could include a PIK feature.

One-Stop Loans. The Fund expects to structure its one-stop loans as senior secured loans. A one-stop loan is a single loan that blends the characteristics of traditional first lien senior secured debt and traditional junior debt. The structure generally combines the stronger lender protections associated with senior debt with the superior economics of junior capital. The Fund expects to obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. In some cases, one-stop loans are provided to borrowers experiencing high revenue growth supported by a high level of discretionary expenditures. As part of the underwriting of such loans and consistent with industry practice, the Fund will adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses if appropriate. One-stop loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. The Fund’s one-stop loans could include a PIK feature. One-stop loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, the Fund will be the sole lender or the Fund, together with its affiliates, will be the sole lenders of a one-stop loan, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediating any underperformance.

One-stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. The Fund refers to loans to these companies as recurring revenue loans. Other targeted characteristics of recurring revenue businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, the Fund could adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.

Second Lien Loans. The Fund expects to structure its second lien loans as subordinated, secured loans for which the Fund’s claims on the related collateral are subordinated. The Fund obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral typically takes the form of second priority liens on the assets of a portfolio company. Second lien loans typically provide for minimal loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Subordinated Loans. The Fund structures its subordinated loans as unsecured, subordinated loans that provide for relatively high, fixed interest rates and provide the Fund with significant current interest income. These loans typically require interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with all or the majority of amortization of principal deferred until loan maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Second lien loans and subordinated loans are generally more volatile than first lien, senior secured loans and involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan. Subordinated loans are more likely to include a PIK feature.

Equity Investments. The Fund expects to structure its equity investments as direct or indirect minority equity positions in portfolio companies. As a result, if a portfolio company appreciates in value, the Fund can achieve additional investment return from these equity investments. The Fund can structure these equity investments to include provisions protecting our rights as a minority-interest holder, which could include a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. However, because these equity investments will typically be in private companies, there is no guarantee that the Fund, as a minority-interest holder, will control the timing or value of our realization of any gains on such investments.

The Fund’s equity investments will typically include the customary protections afforded to minority investors in similar investments.

Common Stock. Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Growth Equity. Growth equity investors target companies that require additional capital to expand their businesses and are typically more mature than the recipients of traditional venture capital. Growth equity transactions are generally minority equity investments in a profitable or established company. Such companies could be in a high-growth phase but have largely mitigated the basic technology risk in their business plan or require capital to accelerate commercialization of a product. An investment in previously venture-backed companies could be considered to be a growth equity investment.

Preferred Securities. Preferred securities, like common shares or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common shares or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common shares or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common shares or other equity securities. Like debt, their promised income is contractually fixed. Like common shares or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the Board and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the Board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred shares, although the Adviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

The Fund expects to invest in redeemable, convertible or participating preferred stock. Redeemable preferred stock may be redeemed at the option of the issuer, subject to certain conditions. Convertible preferred stock may be converted to common stock at a given ratio, subject to certain conditions and may allow the Fund to participate in the equity growth of the portfolio company. Participating preferred stock is structured to allow the holder to receive an additional return based on the performance of the common equity of the company, and could provide access to additional dividends or liquidation preference beyond that of other classes of preferred stock.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also could have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” convertible security could be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also could purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Private Corporate Credit. Through the Fund’s private corporate credit strategy, the Fund expects to directly or indirectly invest in privately originated and privately negotiated debt investments to North American, European and other non-U.S. companies, predominantly through (i) senior direct lending (first lien senior secured and uni-tranche loans (including first-out/last-out loans)) and (ii) second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity and warrants and common equity related to a credit investment.

A privately originated loan is a loan that the Fund sources directly from a borrower or private equity sponsor and lend directly to the borrower. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to a large group of other investors identified by the bank. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.

The private corporate credit loans in which the Fund invests will generally pay floating interest rates based on a variable base rate. The senior secured loans and uni-tranche loans in which the Fund will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we could make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security the Fund could hold in its portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. The Fund expects most of its debt investments will be unrated. Our debt investments could also be rated by a nationally recognized statistical rating organization, and, in such cases, generally will carry a rating below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by S&P Global Ratings).

The Fund’s mezzanine debt exposure will generally be subordinated to senior secured loans on a payment basis, which means such loans will typically be unsecured and have equal priority to their unsecured creditors. In limited instances, the Fund could retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, a higher rate of interest would be earned than the “first out” position.

Asset Based and Real Estate Credit. Through the Fund’s asset based and real estate credit strategy, the Fund expects to directly or indirectly invest in privately originated debt investments collateralized by financial or physical assets, including infrastructure, commercial and residential real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing) and receivables. Investments will generally be structured as core loans (which are senior asset-backed loans or notes), whole loans (including interests in diversified pools of loans) or the first-loss tranche of a whole loan, or, in the case of real estate credit, senior, floating rate mortgage loans secured by various types of income-producing properties (including a first priority mortgage on commercial real estate assets). Real estate credit investments could be in the form of whole loans, participations in mortgage loans in which all participants have equal priority, or other similar structures. The Fund could also make other investments in public and private real asset credit, including, but not limited to, loans, mezzanine and other forms of debt (including residential credit and debt of real estate-related or infrastructure-related companies) and other entities that invest in real estate or other asset backed debt as one of their core businesses. The Fund could also invest in securities related to asset based and real estate credit, including commercial and residential mortgage-backed securities (“CMBS” and “RMBS”) and significant risk transfers (“SRTs”). The Fund’s asset based and real estate credit strategy could also include liquid investments.

Structured Credit. The Fund’s structured credit strategy will pursue a mandate of investing in and/or originating structured credit opportunities. The Fund will seek these opportunities through various underlying asset types, vintages, maturities and capital structure priorities. In particular, the Fund seeks to invest in debt and equity/residual securities of CLOs. The Fund believes structured credit products can provide investors with exposure to diversified portfolios of higher-quality investment grade and non-investment grade debt including loans, bonds, and other similar instruments at potentially higher yields than direct investments in the underlying assets. The Fund’s structured credit strategy could also include liquid investments.

CLOs are backed by a portfolio of senior secured loans. Our CLO investments, or the CLO investments of the vehicles in which we invest, could include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including third-party-managed warehouse facilities that hold such loans in anticipation of expected CLO issuance) and vehicles that invest indirectly in CLO securities or leveraged loans.

Liquid Credit. Through its liquid credit strategy, the Fund will seek to invest in liquid credit investments that present an opportunity for attractive investment returns, and certain of the investments could also be used for cash management and maintaining liquidity for quarterly repurchase offers, if any, and other uses. The Fund’s strategy utilizes a flexible investment approach with a principal focus on current income and mitigation of risk to meet financing objectives. Investments could include first and second lien broadly syndicated loans, secured and unsecured high yield bonds and investment grade bonds.

Senior, secured broadly syndicated corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the secured overnight financing rate (“SOFR”), plus a spread. High yield corporate bonds could be secured or unsecured, are similarly rated below-investment grade and typically pay a fixed coupon initially priced at underwrite as a spread over U.S. Treasury notes or bonds.

Syndicated Loans and high yield bonds are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities, which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, and complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans” or “bank loans.” High yield bonds are sometimes referred to as “junk bonds.” The Fund could invest in Syndicated Loans or high yield bonds through assignments of or, to a lesser extent, participations in Syndicated Loans or high yield bonds. To a limited extent, the Fund could utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Syndicated Loans or high yield bonds.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds could be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and could have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds could be fixed or floating, or the bonds could be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally could be expected to rise and fall inversely with interest rates and could also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Infrastructure. Infrastructure refers to a broad category of investments typically featuring attractive investment characteristics such as essential services or high barriers to entry, relatively durable demand, regulated returns or long-term contracted cash flow and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Infrastructure assets could include, among other asset types, communication/digital infrastructure, power generation and midstream, renewables and energy transition investments, social infrastructure, transportation and logistics and utilities.

The Fund expects to invest across a variety of investment types, investment stages, deal sizes and geographies. The Fund expects to make the majority of its infrastructure investments in previously developed infrastructure or infrastructure-related assets or businesses that generate cash flows, but where investors could seek to increase revenue and/or reduce expenses by creating operating efficiencies, acquiring new equipment making modifications or repurposing of the asset (such investments, “Brownfield” stage investments). A small portion of the Fund’s infrastructure investments could be made into new projects requiring development and construction that may not be cash flowing at the time of investment (such investments, “Greenfield” stage investments).

Project Finance. Some infrastructure investments could be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Such risk can include many, if not all, of the risks discussed in the “Risks” section of this Prospectus. Some investments could relate to projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Other Investment Strategies. From time to time, the Fund expects to invest in other types of investments to the extent that these investments are consistent with its investment objective, strategies and policies, and permissible under the Investment Company Act and other applicable regulations. There can be no assurance that the Fund will achieve its investment objectives. The Fund could change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.

Bank Loans. Bank Loans are underwritten and syndicated by large banking institutions and purchased by the Sixth Street Credit Market Strategies (“CMS”) platform in the secondary / traded market. Bank loans are made to below investment grade corporate borrowers which typically have more debt than investment grade corporate borrowers, but are generally secured by all or a majority of the borrower’s assets. In our view, the asset class offers attractive yields while taking ‘top of the capital structure’ risk. The asset class is generally characterized by low defaults and high recoveries even during periods of acute stress. As such, a variety of creative financing structures are available in the market to enhance returns when investing in the asset class.

CLOs. A CLO is a securitization product created to acquire and manage a pool of leveraged loans. CLOs issue multiple debt tranches along with equity and use the proceeds from the issuance to obtain a diverse pool of syndicated bank loans. CLOs represent an efficient way to finance a portfolio of loans, using long duration, flexible financing, which creates optionality to manage the underlying loan portfolio through periods of volatility to drive potential value. CLO equity generally what we view as an attractive cash-on-cash return profile, which provides for rapid defeasance of the investment basis. Further, in the primary market, investors may have the ability to negotiate structure and deal document points to optimize the CLO equity arbitrage and optionality. Finally, given that CLOs are a niche asset class, volatility often provides attractive entry points for secondary market opportunities.

Synthetic CSOs. Collateralized synthetic obligations (“CSOs”) are securitizations of portfolios of unsecured corporate debt, which are offered in index form and as bespoke, negotiated trades. A CSO is comprised of a portfolio of credit default swap contracts, that is static over the life of the investment. The CSO allocates default risk in a similar manner to a CLO, where the equity tranche bears first loss risk, mezzanine tranches bear the next layer of default risk and the senior tranches remain loss remote. CMS will have transparency into underlying portfolios that can be fully underwritten, and for bespoke trades, CMS expects to have the ability to influence portfolio construction. For CSO trades, CMS generally to target mezzanine tranches of shorter duration deals.

Regulatory capital relief trades provide first loss and mezzanine credit protection against a bank’s credit portfolio, most typically bank loan revolvers. In our view, these deals exist because banks have a continuous need to raise capital and improve their capital ratios, which allows them to make additional capital available for their core lending business. Importantly, CMS expects to target deals with disclosed portfolios that can be fully underwritten, consistent with our approach to target investments in CLOs and other pooled credit investments.

LEVERAGE

The Fund expects to utilize leverage to seek to achieve its investment objectives or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of certain investments pending the acceptance of funds from investor subscriptions). The Fund expects to borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund could also use leverage in the form of the issuance of Preferred Shares to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions or, to a limited extent, by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them. While the use of leverage could increase the profits of the Fund, it will also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

The amount and cost of leverage, which is often priced on a floating rate basis, could vary frequently and could increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage.

The Fund expects to use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value at risk. The Fund could use derivatives to manage overall portfolio risk. The Fund’s use of derivatives, such as swaps, options, and futures, could also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Adviser carefully assesses these risks and integrates them into the broader risk management framework.

Effects of Leverage. Assuming that leverage will represent approximately [●]% of the Fund’s total assets and that the Fund will bear expenses relating to that leverage at an average annual rate of [●]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed $[●] in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and could be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total returns from an investment in the Fund, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of leverage representing [·]% of the Fund’s total assets and the Fund’s currently projected annual leverage expense of [●]%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%		10.00%
Corresponding Total Return to Shareholders	([●])%	([●])%	([●])%	[●]	%	[●]	%

The corresponding total return to holders of each class of Shares is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the

Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those securities.

RISKS

Investing in the Fund’s Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in the Fund’s Shares specifically. For purposes of the risks summarized below, references to the risks associated with the Fund’s investments may also refer to such risks in respect of a Fund’s investment through a subsidiary, as the context requires. In addition to the other information contained in this prospectus, investors should consider carefully the following information before making an investment in the Fund’s Shares. The risks set forth below are not the only risks the Fund faces. Such additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair its operations and performance. If any of the following events occur, the Fund’s business, financial condition and results of operations, could be materially and adversely affected. In such cases, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment. The NAV of, and dividends paid on, the Shares will fluctuate with and be affected by, among other things, the risks more fully described below.

General Risks of Investing in the Fund

No Operating History. The Fund has not commenced operations and therefore has no operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Sixth Street affiliated or managed vehicles and should not expect to achieve similar returns.

Non-Diversified Status. The Fund is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that it is not limited by the Investment Company Act with respect to the proportion of the Fund’s assets that the Fund may invest in securities of a single issuer. Under the Investment Company Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, the Fund is not subject to this requirement. To the extent that the Fund assumes large positions in the securities of a small number of issuers, or within a particular industry, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy.

The Adviser will endeavor to build and manage a diversified portfolio of investments with representation in various industries and economic sectors, geographic regions and deal types which could include growth financings and recapitalizations. Despite the foregoing objectives, the Fund could be concentrated in certain industries and/or economic sectors, geographic regions and/or deal types, provided that the Fund will not concentrate more than 25% of its total assets in issuers that are part of the same industry or group of industries. The Fund also could be more concentrated than other funds with similar diversification objectives.

However, the Fund will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code, which include single issuer concentration limits.

Closed-End Fund; Illiquidity of Shares. The Fund is designed primarily for long-term investors. An investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at an investor’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The NAV of the Shares could be volatile and the Fund’s use of leverage, if any, will increase this volatility. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund when or in the amount desired, no matter how the Fund performs.

Although the Fund intends (but is not obligated) to make periodic offers to repurchase a limited number of its outstanding Shares, the number of Shares tendered in connection with a repurchase offer could exceed the number of Shares the Fund has offered to repurchase, in which case the Fund may not repurchase all Shares tendered in that offer. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only a limited number of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Leverage Utilized by the Fund. The Fund expects to borrow from, and could in the future issue additional senior debt securities to, banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on the Fund’s assets that have priority over the claims of the Fund’s shareholders. If the value of the Fund’s assets decrease, leverage will cause the Fund’s NAV to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in the Fund’s income would cause its net income to decline more sharply than it would have if the Fund had not borrowed. This decline could negatively affect the Fund’s ability to make dividend payments on its common stock. The Fund’s ability to service its borrowings depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that the Fund employs will depend on the Adviser’s and the Board’s assessment of market and other factors at the time of any proposed borrowing. The Fund cannot assure you that it will be able to obtain credit at all or on terms acceptable to the Fund.

The Fund’s credit facilities and indentures governing its indebtedness also are expected to impose financial and operating covenants that restrict the Fund’s business activities, remedies on default and similar matters. Failure to comply with these covenants could result in a default. If the Fund were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness. An acceleration could have a material adverse impact on the Fund’s business, financial condition and results of operations. Lastly, the Fund may be unable to obtain additional leverage, which would, in turn, affect its return on capital.

Reliance on the Investment Adviser to Employ the Fund’s Strategies. In pursuing its investment objectives and employing the strategies described in this Prospectus, the Fund employs a dynamic, multi-asset credit strategy, allocating capital across investment opportunities within the public, private and structured credit markets. The Adviser maintains primary responsibility for managing and implementing the Fund’s strategy. There can be no assurances that the decisions made by the Adviser to allocate assets to certain sub-strategies will produce the desired results or expected returns for the Fund, which may cause the Fund to not meet its investment objective. The Adviser seeks to make allocation decisions that are intended to capture the best available investment opportunities within the Fund’s investment strategies, but there can be no assurances that the Adviser’s assessments of the relative attractiveness of various investment opportunities will be correct, or that the Adviser will be able to identify the best opportunities in a given period.

Dependence on Key Personnel Risk. The Fund depends on the experience, diligence, skill and network of business contacts of senior members of the Adviser. The Adviser, together with other professionals at Sixth Street and its affiliates, identifies, evaluates, negotiates, structures, closes, monitors and manages the Fund’s investments. The Adviser’s success will depend to a significant extent on the continued service and coordination of the senior members of the Adviser. The senior members of the Adviser are not contractually restricted from leaving the Adviser. The departure of any of these key personnel could have a material adverse effect on the Fund.

In addition, the Fund cannot assure investors that the Adviser will remain the investment adviser or that the Fund will continue to have access to Sixth Street or its investment professionals. The Investment Management

Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. The holders of a majority of the Fund’s outstanding voting securities may also terminate the Investment Management Agreement without penalty on 60 days’ written notice.

Large Shareholder Risk. To the extent a large proportion of Shares is held by a small number of shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders may seek to sell Shares (including after expiration of any applicable “lock-up period”) in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of shareholders (or a single common shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. See “—Repurchase Offers Risk”.

Repurchase Offers Risk. The Board expects to, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at its NAV and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of up to 5% of the Fund’s net assets. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund could be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. These factors could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders could be unable to tender Shares for repurchase for an indefinite period of time.

Offers for repurchases of Shares, if any, could be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Distributions Risk. The Fund intends to pay dividends on a quarterly basis to shareholders out of assets legally available for distribution. The Fund cannot assure investors that it will achieve investment results or maintain a tax status that will allow or require any specified level of cash dividends or year-to-year increases in cash dividends. The Fund’s ability to pay dividends might be adversely affected by the impact of one or more of the risk factors described in this Prospectus. Due to the asset coverage test applicable to the Fund under the Investment Company Act or restrictions under the Fund’s credit facilities, the Fund could be limited in its ability to pay dividends.

Substantial portions of the Fund’s distributions could be funded through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on the Fund’s investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser and its affiliates continue to make such reimbursements or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by the Adviser or its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods, except as otherwise disclosed under the terms of this offering.

Valuation Risk. Investments are valued (i) as of the close of business on the last business day of each calendar month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”) typically as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The Adviser will serve the role of the Board’s Valuation Designee under Rule 2a-5 of the Investment Company Act, with responsibility for fair valuing the Fund’s investments. It is important to note that there is no guarantee that the Adviser will accurately determine the fair value of these investments. The fair value of investments that are not publicly traded or whose market prices are not readily available are determined in good faith by the Adviser, as Valuation Designee. The Fund intends to engage independent third-party valuation firms to perform certain limited third-party valuation services that the Adviser identified and requested them to perform. In accordance with the Fund’s Valuation Procedures, the Adviser prepares portfolio company valuations using sources or proprietary models depending on the availability of information on the Fund’s investments and the type of asset being valued. The participation of the Adviser in the Fund’s valuation process could result in a conflict of interest, since the Investment Management Fee is based on the value of the Fund’s net assets.

Factors that the Adviser could consider in determining the fair value of the Fund’s investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to similar publicly traded companies, discounted cash flow and other relevant factors. Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Adviser’s determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for investors to value accurately the Fund’s portfolio investments and could lead to undervaluation or overvaluation of the Fund’s common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Decreases in the market values or fair values of the Fund’s investments are recorded as unrealized losses. The effect of all of these factors on the Fund’s portfolio can reduce its NAV by increasing net unrealized losses in the Fund’s portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

Distributor’s Influence on the offering of the Fund’s Shares. The Adviser is paid a base management fee calculated as a percentage of the Fund’s net assets and unrelated to net income or any other performance base or measure. The Distributor, an affiliate of the Adviser, will be incentivized to raise more proceeds in the Fund’s offering to increase the Fund’s net assets, even if it would be difficult for the Fund to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser. In addition, the Distributor could engage financial intermediaries. As a result of the various payments that financial intermediaries could receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary could receive in connection with the sale of Shares could be greater than the compensation it could receive for the distribution of other investment products.

Potential Conflicts of Interest Risk. Sixth Street and its affiliates will refer investment opportunities to the Fund and conduct those activities through the Fund. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for the Fund to pursue a particular investment opportunity allocated to the Fund. However, the Adviser, its officers and employees and members serve or could serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as the Fund or of investment funds managed by the Fund’s affiliates. Accordingly, these individuals could have obligations to investors in those entities or funds, the fulfillment of which might not be in the Fund’s best interests or the best interests of the Fund’s shareholders.

In addition, any affiliated investment vehicle currently formed or formed in the future and managed by the Adviser or its affiliates, particularly in connection with any future growth of their respective businesses, could have overlapping investment objectives with the Fund and, accordingly, could invest in asset classes similar to those targeted by the Fund. For example, Sixth Street could organize a separate investment vehicle aimed at similar investment opportunities and expects to organize vehicles aimed at other investment opportunities outside the Fund’s primary focus. The Fund’s ability to pursue investments is subject to the contractual and other requirements of these other funds and allocation decisions by their respective senior professionals. As a result, the Adviser and its affiliates could face conflicts in allocating investment opportunities between the Fund and those other entities. It is possible that the Fund may not be given the opportunity to participate in certain investments made by those other entities that would otherwise be suitable for the Fund. See “Conflicts of Interest and Related Considerations.”

General Risks Related to Investments

Default of Borrowers. Loans that the Fund will hold, directly or indirectly, are subject to credit, liquidity and interest rate risk. In the event of any default on the Fund’s direct or indirect investments in a debt obligation by the borrower, the Fund will bear a risk of loss of principal and accrued interest on the debt obligation, which could have a material adverse effect on the Fund’s direct or indirect investments and results of operations. An investment could become defaulted for a variety of reasons, including non-payment of principal or interest, as well as breaches of contractual covenants. Credit risks associated with the investments include (among others): (i) the possibility that earnings of a borrower could be insufficient to meet its debt service obligations; (ii) a borrower’s assets declining in value; and (iii) the declining creditworthiness, default and potential for insolvency of a borrower during periods of rising interest rates and economic downturn.

A defaulted investment could become subject to workout negotiations or could be restructured by, for example, reducing the interest rate, a write-down of the principal and/or changes to its terms and conditions. Any such process could be extensive and protracted over time, and therefore could result in substantial uncertainty with respect to the ultimate recovery on the defaulted investment, and significant costs might be incurred by the Fund. In addition, the liquidity in defaulted loans could also be limited, and to the extent that defaulted loans are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon, which would adversely affect the value of the Fund’s investment portfolio.

Issuer or Borrower Fraud. Of paramount concern in making equity or debt investments is the possibility of material misrepresentation or omission on the part of issuers or borrowers. Such inaccuracy or incompleteness could adversely affect the valuation of the equity investments or any collateral underlying any debt investments or could adversely affect the ability of the Fund or its affiliates to perfect or effectuate a lien on the collateral securing the loan. The Fund or its affiliates will rely upon the accuracy and completeness of representations made by issuers and borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

Reliance on the Management of Portfolio Investments. The investments (whether debt or equity) made by the Fund are expected to be non-controlling investments, meaning the Fund will not be in a position to control the management, operation and strategic decision-making of those portfolio investments. As a result, the Fund will be subject to the risk that a portfolio investment it does not control, or in which it does not have a majority ownership position, could make business decisions with which it disagrees, and the equity holders and management of such a portfolio investment could take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity for the debt and equity investments that the Fund could hold in a company, the Fund could be unable to dispose of its investments in the event that it disagrees with the actions of such company, and could therefore suffer a decrease in the value of its investments.

In particular, instances of fraud, intentional breaches and other deceptive practices committed by the management teams of a company in which the Fund holds a portfolio investment could materially adversely affect the valuation of the Fund’s investments. Furthermore, under certain circumstances, collateral securing an investment could be disposed of, released or otherwise hypothecated without the consent of the Fund, or the Fund’s security interest could be unperfected for a variety of reasons, including the failure to make required filings by lenders or a portfolio investment. As a result, the Fund may not have priority over other creditors or recourse to assets as anticipated and relied upon by the Fund to protect the value of its investment.

Prepayment and Extension Risk. The loans that the Fund originates and the debt securities (and other instruments) in which the Fund will invest are generally expected to have long maturities, but could have a shorter remaining term when purchased in the secondary loan market. Given that many such investments are repaid early, the actual maturity of the investment in a portfolio investment is typically shorter than its stated final maturity calculated solely on the basis of the stated life and repayment schedule. Generally, voluntary prepayments are permitted and the timing of prepayments cannot be predicted with any accuracy. The degree to which borrowers call, prepay or redeem loans or debt securities, whether as a contractual requirement or at their election, could be affected by general business conditions, market interest rates, the borrower’s or issuer’s cash flow and general financial condition and competitive conditions among lenders and investors. In particular, prepayments of loans or debt securities held by the Fund could be made during a period of declining interest rates.

The Fund’s performance could be affected if borrowers pay back principal on certain loans or debt securities, such as mortgage or asset-backed securities, before or after the lenders (including the Fund) or the market anticipates such payments, shortening or lengthening their duration. As a result, the Fund could, in certain circumstances, have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and could lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk and increase the potential for price declines.

Interest Rate Risks. The Fund is expected to have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Over any defined period of time, the Fund’s interest-bearing assets could be more sensitive to changes in market interest rates than the Fund’s interest-earning liabilities, or vice versa. Factors that affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the central banks of the countries in which the Fund invests, international disorders and instability in domestic and foreign financial markets. The Fund expects that it will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Fund could be unable to manage this risk effectively. If the Fund is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected.

Security Risks. A component of the Fund’s determination of the desirability of originating any loan or making a given investment will relate to the estimated residual or recovery value of such loan or investment in the event of the insolvency of the borrower or issuer. This residual or recovery value will be driven primarily by the value of the anticipated future cash flows of the borrower’s business and by the value of the underlying assets constituting the collateral for such loan or investment. The value of collateral can be extremely difficult to predict as in most circumstances market quotations and third party pricing information could be unavailable. If the recovery value of the collateral associated with the loans in which the Fund invests decreases or is materially and adversely worse than expected by the Fund, such a decrease or deficiency could affect the value of the investments made by the Fund.

The Fund could seek to obtain and rely on structural, covenant and other contractual protections with respect to the terms of its investment as it determines is reasonable and commensurate with risks inherent in the applicable loan origination and debt markets. There can be no assurance that such protections will be effective and in particular, such protections are subject to the possibility of material misrepresentation or omission, fraud or breach of covenant by borrowers, issuers or credit support providers. Such actions could materially adversely affect the valuation of any investment or the valuation of collateral securing any investment or the Fund’s ability to enforce on any security.

The collateral and security arrangements under a loan or investment which the Fund has originated or in which it has invested may not have been properly created or perfected, or could be subject to other legal or regulatory restrictions which could restrict the giving of collateral or security by a borrower under a loan, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. There can be no assurances that collateral structures employed by the Fund will be effective before the courts of relevant jurisdictions in which collateral is located. If loans in which the Fund invests do not benefit from the expected collateral or security arrangements this could affect the value of the investments made by the Fund.

If a default were to occur in relation to a loan in which the Fund has invested, and the Fund exercise its rights to enforce the collateral or security arrangements that support the loan, the value of recoveries under those arrangements could be smaller than the value of the Fund’s investment in the loan, whether due to external factors such as changes in the market for the assets to which the security or collateral relates, general economic conditions or otherwise.

The terms of the loans that the Fund originate or in which the Fund invests could restrict the Fund from bringing an enforcement action against the relevant borrower or issuer until a prescribed period after a default by that borrower or issuer has elapsed. The financial strength of the borrower or issuer could, however, continue to deteriorate during this standstill period, thereby potentially affecting the Fund’s ability to recover all or any of its investment.

Incurrence of Additional Debt or Issuance of Additional Equity Securities. Borrowers or issuers in which the Fund holds any portfolio investment could have, or could be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, the Fund’s investments. By their terms, those instruments could provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of its investment. These debt instruments would usually prohibit the borrower or issuer of any portfolio investment from paying interest on or repaying the Fund’s investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower or issuer of any portfolio investment, holders of securities ranking senior to the Fund’s investment in that borrower or issuer typically would be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying those holders, the borrower or issuer of any portfolio investment may not have any remaining assets to use to repay its obligation to the Fund. In the case of securities ranking equally with the Fund’s investments, the Fund will have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower or issuer of any portfolio investment.

The rights the Fund could have with respect to the collateral securing any junior priority loans it makes to the relevant borrower or issuer of a portfolio investment could also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, the Fund could forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights could include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. The Fund could be unable to control or direct such actions, even if as a result its rights as junior lenders are adversely affected.

Risks Relating to the Term of a Loan. The Fund expects to make investments in certain loans with long-term maturities, and certain loans or other investments held by the Fund could have grace periods of several years. The Fund could also acquire non-marketable equity securities or other illiquid assets in connection with any loan or the enforcement of any security, which could have no realizable value for a significant period of time. As such, certain investments are expected to be held for long periods of time, and could be disposed of for less than their potential value. In addition, the Fund could face other restrictions on its ability to liquidate an investment in an underlying borrower or issuer.

Contractual Rights. The investments contemplated by the Fund are expected to encompass, inter alia, investments and debt securities through one or more structures (including arrangements which could involve fronting banks). The contractual rights of the Fund in relation to the underlying borrower or issuer could therefore vary considerably across investments. Whereas in some structures, the Fund will acquire all of the rights and obligations relating to the loan or other instrument and be entitled to exercise these rights directly against the borrower or issuer, other structures and arrangements may not afford the Fund such rights or will only afford such rights through an intermediary or other counterparty.

Accordingly, the contractual rights acquired by the Fund could vary considerably and the Fund could be required to adopt particular contractual arrangements and structures in order to satisfy the legal and regulatory requirements of a particular jurisdiction.

A purchaser by way of transfer or assignment of a loan typically acquires all the rights and obligations of the assigning institution, becomes a lender under the credit agreement with respect to the debt obligation and has a direct contractual relationship with the borrower. However, for regulatory reasons, a purchaser could be restricted from extending the term of the acquired loan or restructuring the terms and conditions of the acquired loan.

In a sub-participation arrangement, the Fund will gain an economic exposure to a loan or group of loans without becoming a lender of record. In these circumstances, a third party, such as a loan trading desk at a financial institution, will hold the loan as the lender of record and could retain the voting rights in respect of the loan. This typically results in a contractual relationship only with the lender which is participating out its interest under the loan, rather than with the borrower. On the acquisition of a sub-participation, the Fund will generally not have a right to enforce compliance with the terms of the loan agreement directly against the borrower, and will be reliant on the lender which is participating out its interest under the loan. As a result, the Fund will assume credit risk in relation to both the borrower and the entity which is sub-participating its interest under the loan.

Bankruptcy and Insolvency Risks. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy or insolvency court would not approve actions which could be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor, or, are regarded as shareholders of the debtor.

Generally, the duration of a bankruptcy or insolvency case depends, inter alia, on the applicable law in the jurisdiction of the debtor and can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy or insolvency court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it could be subject to unpredictable and lengthy delays; and during the process the company’s competitive position could erode, key management could depart and the company could be unable to invest adequately. In some cases, the company could be unable to reorganize and could be required to liquidate assets. The debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and could be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal.

The value of the investments held by the Fund could be impacted by various laws enacted for the protection of creditors in the jurisdictions of incorporation of the borrowers thereunder and, to the extent different, the jurisdictions from which the borrowers conduct their business and in which they hold their assets, which could adversely affect such borrowers’ abilities to make payment on a full or timely basis, or the Fund’s recovery in a restructuring or insolvency. In particular, a number of jurisdictions in which the Fund could invest operate unpredictable insolvency regimes that could differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. The insolvency regimes applicable in such jurisdictions result in a corresponding variability of recovery rates for senior loans, high-yield bonds and other debt obligations originated, purchased or issued in such jurisdictions, which could materially delay recovery by the Fund of amounts owed by insolvent borrowers or issuers subject to such regimes.

The Fund could invest in or extend loans to companies that have filed for protection under relevant bankruptcy or insolvency laws, or that could seek to reorganize under the laws of the applicable jurisdictions, and could be adversely affected if such companies’ reorganization efforts fail. In certain developing countries, although bankruptcy or insolvency laws have been enacted, the process for reorganization remains highly uncertain.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) could be quite high.

The Adviser, on behalf of the Fund, could elect to serve on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s positions as creditors or equity holders. A member of any such committee or group could owe certain obligations generally to all parties similarly situated that the committee represents. If the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it could resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, and also as discussed above, if the Fund is represented on a creditors’ committee or group, it could be restricted or prohibited under applicable law from disposing of its investments in such company while it continues to be represented on such committee or group.

The Fund or issuers in which the Fund invests could purchase creditor claims subsequent to the commencement of a bankruptcy or insolvency case. Under judicial decisions, it is possible that such purchase could be disallowed by the bankruptcy or insolvency court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which could result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser. In addition, under certain circumstances, a bankruptcy or insolvency court could reclaim a payment to the CLO, the CLO’s distribution to the Fund or the Fund’s distributions to the shareholders if the court determines that the payment or distribution is a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy or insolvency laws.

Lender Liability and Equitable Subordination. In recent years, a number of jurisdictions in which the Fund could invest have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively referred to as “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.

In addition, in many jurisdictions (including those in which the Fund could invest) if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (d) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court could elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of debt obligations and the Fund’s focus on “active management” of its investments, the Fund cannot provide assurance that these claims will not arise in certain jurisdictions or that it will not be subject to significant liability if a claim of this type arises. The Fund could be subject to claims from creditors of an obligor that debt obligations of such obligor that are held by the Fund should be equitably subordinated. In each case, the Fund could be subject to such claims as a result of, or in connection with, investments held by, or actions taken by, an affiliated fund in connection with investments related to the Fund’s investment in an issuer or borrower.

Non-U.S. Instruments Risk. The Fund’s investment strategy could include potential investments in foreign companies. Investing in foreign companies could expose the Fund to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, U.S. trade policy, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Uncertainty in the wake of Russia’s invasion of Ukraine and conflict in the Middle East, among other current events, could also have negative impacts on the economies of countries in Europe and elsewhere. In addition, interest income derived from loans to foreign companies is not eligible to be distributed to the Fund’s non-U.S. shareholders free from withholding taxes.

Although most of the Fund’s investments will be U.S. dollar-denominated, the Fund’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital gains and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund cannot assure investors that such strategies will be effective or without risk to the Fund.

Limited Nature of Rating. In general, the ratings issued by nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities that they rate. These ratings could be used by the Fund as initial criteria for the selection of securities for investments. Such ratings, however, are relative and subjective; they only evaluate the credit risk with respect to payment of principal and interest. Such ratings are not absolute standards of quality and they do not evaluate the market value risk of the securities. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the investment was last rated because a rating agency might not change its rating of a particular issue to timely reflect subsequent events. Ratings do not purport to reflect the risk of fluctuations in market value of the relevant debt investment and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Further, many such ratings do not represent any assessment of the likelihood that future prepayment experience will differ from prepayment assumptions or historical prepayment rates. Hence, such ratings will not address the possibility that prepayment rates higher or lower than anticipated by an investor could cause such investor to experience a lower than anticipated yield.

Rating agencies could have a financial interest in generating business, including from the arranger or issuer of the investment that normally pays for that rating, and a low rating could affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has been enacted in an effort to reform rating agencies. Rules also have been adopted by the SEC to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agency business and the Adviser’s investment process.

Additionally, for purposes of the foregoing paragraph, (i) the credit rating of any CLO shall refer to the credit rating assigned at the time such obligation was originally issued, and (ii) such credit rating shall not be adjusted to reflect any subsequent changes, including any credit rating downgrade or upgrade effected prior to the time the Adviser causes the portfolio investments to be invested in such obligation.

Risks Related to Certain Types of Investments

Debt Securities and Private Debt Instruments. The Fund is expected to invest in loans to, or debt securities and private debt instruments of, unrated or non-investment grade companies, including leveraged loans, high yield bonds, senior secured bank debt, junior loans, subordinated loans, syndicated bridge commitments and unsecured loans. Investments in debt are subject to the ability of the issuer or the borrower to meet principal and interest payments on the obligation and could be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer or the borrower and the general market conditions. Such risks are greater for investments in non-investment grade, non-rated or lower credit quality debt than for investments in higher rated debt. There are no restrictions on the credit quality of the investments of the Fund. In addition, private debt instruments have significant liquidity risks and market value risks since they are not generally traded in organized exchange markets but are traded by banks and other institutional investors.

There could be limitations on the ability of the Fund to directly enforce its rights with respect to these types of investments, and the Fund could, in addition to assuming the credit risk of the borrower, assume the credit risk associated with the lender or an interposed financial intermediary. Investments in debt could also expose the Fund to unfavorable outcomes in the event of a bankruptcy proceeding. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Loans, Debt and Related Equity Investments. The Fund is expected to invest, either directly or indirectly, in “uni-tranche” and senior secured term loans, second lien loans, and select mezzanine and/or equity investments.

Uni-tranche and Senior Secured Loans. The Fund is expected to invest in senior secured loans having the benefit of a first lien on available assets of the borrower. Senior secured loans are of a type generally incurred by the borrowers thereunder in connection with highly leveraged transactions. Senior secured loans are typically at the most senior level of the capital structure, but as a result of, among other things, the additional debt incurred by the borrower or issuer in the course of such a transaction, the borrower’s or issuer’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are generally secured on shares in certain group companies and could also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the borrower and its subsidiaries. This security could well not be perfected. When the Fund makes a senior secured loan to a borrower or issuer, it generally will take a security interest in the available assets of the borrower or issuer, which should mitigate the risk that the Fund will not be repaid. However, there is a risk that the collateral securing such loans could decrease in value over time, could be difficult to sell in a timely manner, could be difficult to appraise, and could fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. In some circumstances, the security underlying the Fund’s investment could become subordinated to claims of other creditors and/or be subject to restrictions on the exercise of rights or remedies pursuant to subordination arrangements or otherwise. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able enforce applicable remedies. In addition, deterioration in the borrower’s financial condition and prospects, including its inability to raise additional capital, could be accompanied by deterioration in the value of the security.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be highly customized. Any particular loan or obligation could contain terms that are not standard and that provide less protection to creditors than might be expected, including in respect of covenants, events of default, security or guarantees.

Uni-tranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans, and could rank junior to other debt instruments issued by the issuer or borrower. Uni-tranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower or issuer is unable to pay the lump sum or refinance the amount owed at maturity.

Second Lien Loans. The Fund is expected to invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loans and other junior or subordinated products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien or junior holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, which could limit the Fund’s ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers, which can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms could result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products. In August 2007, the market for many loan products, including second lien loans, contracted significantly, which made virtually all leveraged loan products, particularly second lien loan products, less liquid or illiquid. Many participants ceased underwriting and purchasing certain second lien loan products. Although conditions have improved following the global financial crisis, there can be no assurance that such illiquidity will not reoccur with respect to loans.

Mezzanine and Other Junior Debt. The Fund could make junior debt investments which will generally be subordinated to senior loans. Such loans will typically either have junior security interests or be unsecured. As such, other creditors could rank senior to the Fund in the event of an insolvency. This could result in an above average amount of risk and loss of principal.

Asset-Backed Loans. The Fund expects to make asset-backed loans, which generally are secured by the borrower’s assets as collateral. Borrowers of asset-backed loans are typically businesses with high leverage, fluctuating earnings or marginal cash flows, and the creditworthiness of such borrowers is expected to be lower than borrowers of traditional loans. Depending on the terms of an asset-backed loan, the assets securing such loan could decrease or fluctuate in value, potentially causing the borrower’s borrowing capacity to decrease or fluctuate, which could in turn cause the Fund’s returns to decrease or fluctuate. In addition, if a borrower defaults on an asset-backed loan, the underlying collateral could be insufficient for the Fund to receive a full return of its invested capital. It is possible that the asset securing such loan is not of, or cannot be timely sold for, sufficient value, whether due to a decrease in value or liquidity of the asset or because the market’s perception of the value of the assets securing the loan is lower than the Fund’s appraisal of the value of such assets. In addition, the borrowing base certificates and other reporting and legal documents relating to the collateral submitted by a borrower could be improperly or fraudulently prepared, which could have a negative impact on the Fund’s ability to monitor and manage its investment and assess the value of underlying collateral and, ultimately, recover the value of its invested capital. See also “ —Issuer or Borrower Fraud”.

Loans and Other Debt Instruments Secured by Real Estate. The Fund expects to make certain investments that are secured by real estate assets. The value of real estate or real estate-related investments and/or operating income relating to such assets can be impacted by a number of factors, including macro-economic events (e.g., pandemics or changes to general economic climates), changes in the legal and regulatory landscape and local real estate market conditions. See “—Real Estate Related Investments – Generally.” These events could make a borrower or other counterparty unable (or unwilling) to continue making loan repayments or otherwise comply with the applicable terms of an investment, including where the value of the underlying assets have deteriorated significantly. Where such borrower or counterparty defaults, the Fund will, in certain circumstances, be able to require the sale or take possession of the underlying assets. However, doing so could be costly and time intensive and given the decreased value of the underlying assets, the Fund could be unable to recover the value of its loan or other investment. Alternatively, the Fund could elect to renegotiate the terms of the loans secured by the real estate assets on terms that might allow the borrower or other counterparty to satisfy their obligations but be less favorable to the Fund in certain respects.

To the extent the Fund does foreclose on any loans secured by real estate assets, the Fund could, directly or indirectly, own such real estate and would, in such cases, be directly subject to the risks incident to the ownership and operation of real estate. In addition, disposing of a property that was subject to a foreclosure action could be difficult since potential buyers could look unfavorably on purchasing a property that was taken by the lender pursuant to foreclosure proceedings. See “—Real Estate Related Investments – Generally.”

Related Equity Investments. The Fund expects to include an equity component (including warrants or other instruments convertible into equity) as part of a senior secured loan or mezzanine loan. Warrants have a limited life and following their expiry they can no longer be traded or exercised. Warrants could expire worthless and/or it could be the case that at expiry the exercise price is greater than the price of the underlying security. There also could be no active market for the warrants held by the Fund. The Fund could also invest in preferred equity securities which are subordinated to loans and other debt instruments in an issuer’s capital structure. Preferred security holders also typically have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period. Equity interests could not appreciate in value and, in fact, could decline in value. Accordingly, the Fund could be unable to realize gains from the equity interests, and any gains that are realized on the disposition of any equity interests could be insufficient to offset any other losses experienced.

Zero Coupon, Original Issue Discount and Payment-In-Kind Instruments Risk. Original issue discount, or OID, could arise if the Fund holds securities issued at a discount, receives warrants in connection with the making of a loan, or in certain other circumstances. OID creates the risk that the incentive fee will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when the Fund’s actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of the Fund’s cash dividends.

For accounting purposes, any cash dividends to shareholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of the Fund’s common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by the Fund’s shareholders, the Investment Company Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Payment-in-kind, or PIK, interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Royalties Risk. The Fund could invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil and gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

Non-Performing Debt. The Fund expects to invest in non-performing and sub-performing loans that often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments could include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In these circumstances, the quality of the Fund’s investments in non-performing loans, whether individual loans or pools of loans as further described herein, are subject to the quality of underwriting of their originators, and the accuracy of representations made by the underlying borrowers or guarantors (who could also be in bankruptcy or liquidation). As such, there can be no assurance as to the amount and timing of payments, if any, with respect to such investments.

CDO Risk. The Fund expects to invest in collateralized debt obligations (“CDOs”), which are securities backed by, or represent interests in, an underlying pool of assets. CDOs are typically issued in multiple “tranches,” each of which represents a portion of the full economic interest in the underlying assets, and each of which is issued at a specific fixed or floating interest rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a particular tranche of the CDO until all other, more senior tranches are paid in full for that period. While all CDOs are subject to the risks that affect debt obligations generally, the relative riskiness of the Fund’s investment in a CDO will depend largely on the type of collateral in the underlying pool of assets and the tranche of the CDO in which the Fund invests. If, for example, the Fund is invested in a more junior tranche of a CDO, there is a greater risk that distributions from the underlying pool of assets will be insufficient to pay the Fund after all more senior tranches have been paid. Similarly, a CDO backed by less creditworthy assets, such as a collateralized mortgage obligations (“CMO”) or a REMIC backed primarily by subprime mortgages, a CLO backed primarily by below investment grade loans, or a CBO backed primarily by below investment grade bonds, will generally present greater risks for the Fund, because the underlying assets are more likely to default or be downgraded, and the CDO securities themselves are more likely to be harder to value and less liquid. Additionally, with all CDOs, there is a risk that the manager of the special purpose entity that holds the underlying assets may fail in its management responsibilities, which may in turn delay or disrupt the payment of distributions to the Fund.

Mortgage-Backed and Asset-Backed Securities. The Fund expects to invest in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed-income securities.

ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, unsecured personal loans, leases of various types of real and personal property (including heavy equipment and aircraft) and receivables from credit card agreements, student loans and other consumer lending products. Among the major differences of ABSs from traditional debt securities are that interest and principal payments are often made more frequently, for example monthly, and that the principal can be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time and generally without any prepayment penalty. ABSs, particularly those backed by consumer loans, are often unsecured. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABSs backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABSs. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABSs may not have a proper security interest in all of the obligations backing such ABSs.

Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. The risk of investing in ABSs is ultimately dependent upon payment of consumer loans by the debtor. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement as well as by the expiration or removal of any credit enhancement. The ability of an issuer of ABS to enforce its security interest in the underlying assets is often limited. ABS are subject to many of the same risks as MBS. In addition, investments in subordinated ABSs involve greater credit risk of default than the senior classes of the issue or series. Default risks are further pronounced in the case of ABSs secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Residential Mortgage Loans. The Fund expects to hold or (e.g., through investments in RMBS) be exposed to residential mortgage loans. Residential mortgage loans are secured by single-family residential property and are subject to risks of delinquency and foreclosure and risks of loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon various factors, including the income or assets of the borrower. The Fund will hold or be exposed to non-prime or sub-prime residential mortgage loans (which are subject to higher delinquency, foreclosure and loss rates than prime residential mortgage loans), which could result in higher losses to the Fund. Non-prime and sub-prime residential mortgage loans are made to borrowers who have poor or limited credit histories and, as a result, do not qualify for traditional mortgage products. Because of the poor, or lack of, credit history, non-prime and sub-prime borrowers have materially higher rates of delinquency, foreclosure and loss compared to prime credit quality borrowers.

Commercial Mortgage Loans. The Fund expects to hold (e.g., through investment in commercial mortgage-backed securities) or be exposed to commercial mortgage loans. Commercial mortgage loans are generally secured by multi-family or commercial property and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with residential mortgage loans that are secured by single-family residential property. The ability of a borrower to repay a loan secured by an income-producing property is dependent primarily upon the successful operation of such property. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in costs and coverage for insurance, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God (including natural disasters), terrorism, social unrest and civil disturbances. A commercial property may not readily be converted to an alternative use in the event that the operation of such commercial property for its original purpose becomes unprofitable. In such cases, the conversion of the commercial property to an alternative use would generally require substantial capital expenditures. The liquidation value of any such commercial property may be substantially less, relative to the amount outstanding on the related commercial mortgage loan, than would be the case if such commercial property were readily adaptable to other uses.

Real Estate Related Investments – Generally. The Fund expects to hold real estate-related investments, including investments for which real estate is a significant portion of the relevant portfolio investment’s or other issuer’s asset base or value. Real estate-related investments made by the Fund generally will be subject to the risks incident to the ownership and operation of real estate and real estate-related assets and/or risks incident to the making of nonrecourse mortgage loans secured by real estate, including risks associated with both domestic and international general economic climates; pandemics and other events; local real estate conditions (e.g., as a result of the relocation of major businesses, increase in crime rates or other events negative affecting quality of life in the relevant area); risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of overbuilding); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; changes in the interests rates charged on debt financing; energy and supply shortages; changes in the tax, real estate, environmental and zoning laws and regulations; various uninsured, underinsured or uninsurable risks; natural disasters; availability of liquidity; and the ability of the Fund or third-party borrowers to manage the real properties. In addition, significant expenditures associated with real estate assets, such as mortgage payments, real estate taxes and maintenance costs and repairs, will generally not be reduced when circumstances cause a reduction in income from the underlying real estate assets.

With respect to liquidity specifically, there is no assurance that there will be a ready market for resale of any real estate-related investments because these investments generally are not liquid. Holding periods accordingly are difficult to predict. The illiquid nature of the assets could also, in certain circumstances, limit the Fund’s ability to react promptly and efficiently to changes in economic or other market conditions and/or to updated business plans, revised to adapt to changing economic, business and financial conditions. In addition, the Fund will need to comply with certain legal, tax and other requirements prior to liquidating such investments as further described in “Real Estate Investments – Legal and Regulatory Considerations.” Furthermore, depending upon the condition of the property, the Fund could need to expend additional funds, which could be substantial, so that the property is in a condition to be marketed and sold.

Insurance coverage applicable to real estate assets typically contains policy specifications and insured limits customarily carried for similar properties, business activities and markets. There could be certain losses, including losses from floods and losses from earthquakes, acts of war, acts of terrorism or riots, that are not generally insured against or that are not generally fully insured against because it is not deemed to be economically feasible or prudent to do so. If an uninsured loss or a loss in excess of insured limits occurs with respect to a real estate asset in which the Fund has an interest, the Fund could experience a significant loss and could potentially remain obligated under any recourse debt associated with the property.

Real Estate Investments – Legal and Regulatory Considerations. Under certain circumstances, federal, state and local governments and government agencies have the power to take over privately-owned property through “eminent domain.” While such takings require “just compensation,” there can be no guarantee that the compensation received by the Fund for any such takings will reflect fair market value or otherwise adequately compensate the Fund for the loss of the property, including with respect to future revenue that could otherwise have been derived from the taken property. Eminent domain has the potential to involve the Fund or one or more of its investments in legal processes, for example appraisals or litigation necessary to establish the value of property, which could be time-consuming and impose additional costs on the Fund or its investments.

Consumer Loans. The Fund expects to hold or be exposed (through investments in asset-backed securities) to other consumer loans, including credit card receivables, automobile loans, or student loans. Unlike mortgage loans, certain of these consumer loans may be unsecured, or, if secured, the likelihood of collecting on the collateral underlying such loans may be low. Further, consumer loans are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. The ability of a borrower to repay any such consumer loan is dependent on a number of factors, including the income and assets of the borrower. These factors may not be verified or verifiable by the applicable lender and may be subject to borrower fraud, which increases the risk profile of such loans. As a result, the Fund could invest in consumer loans that have been made to borrowers of varying creditworthiness, and could invest in consumer loans that have been extended pursuant to varying underwriting guidelines, or to no underwriting guidelines at all. Consumer loans may be backed by collateral (as in automobile loans) or may be unsecured, exposing the Fund to default risk as an unsecured creditor of an individual consumer borrower.

In addition, the Fund will depend on one or more servicers to collect on any outstanding commercial or consumer loans, including mortgage loans. Certain servicers may have limited experienced in the applicable type of loans or may otherwise be limited in their ability to collect. Further, the specialty finance companies that originate and service consumer and residential mortgage loans are often dependent on the availability of financing through the capital markets. To the extent such financing were to be unavailable or too costly (such as during a higher interest rate environment), these companies may experience liquidity issues which would impair their ability to originate or service loans (especially if their obligations include providing advances), even if the loans that they are originating or servicing are not themselves impaired.

Congress and individual states have been actively promulgating laws and regulations to limit fees, such as late fees, charged to consumers by certain credit providers, such as credit card companies, and have scrutinized the activities of certain industries such as the servicers of student loans.

Congress and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Such laws and regulations may, among other things, regulate interest rates, fees and other charges, require certain disclosures, regulate the use of consumer credit information and regulate debt collection practices. Violation of certain provisions of these laws and regulations may limit a servicer’s ability to collect all or part of the principal of, or interest on, such loans, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and sanctions. A number of recent court cases have similarly affected the ability of lenders to collect on consumer loans. In addition, changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. If an obligor sought protection under federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the obligor’s obligations to repay amounts due on its loan. As a result, that loan would be written off as uncollectible. Further, a reduction in the amount of fees and expenses that may be reimbursed for the late or delinquent loans could negatively impact returns.

Risks specific to different categories of consumer loans may affect the Fund’s return on such investments. In the case of credit card loans, for example, various and unpredictable social, economic and geographic factors and increased regulation, including regulation of fees, may affect anticipated collections, the payment patterns and rates of default by borrowers, including consumer confidence and attitudes toward debt, rates of inflation and unemployment and prevailing interest rates. Rates of prepayment and default on student loans will similarly vary based on a number of factors, but will also be affected by contractual terms present in such loans, including the extension of grace periods, deferment periods and, under some circumstances, forbearance periods. Further, calls for permanent forgiveness of student debt by federal and state governments, and increased review of student loan servicing practices, if enacted, could have an adverse impact on the Fund’s returns on such investments. The current market shows high levels of non-mortgage-backed consumer debt and rising levels of default in the auto and student loan sectors. To the extent that the U.S. unemployment rate increased, there could be a further decline in performance of such non-mortgage consumer debt. The Fund cannot predict how these and other factors may affect its investments in consumer loans.

Risks Related to Structured Finance Instruments. The Fund expects to invest in structured finance securities and other instruments. Structured finance securities are generally debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, including commercial loans, equipment leases, residential and commercial mortgage loans, consumer loans (i.e., including unsecured personal loans, auto loans, student loans, solar loans and credit card receivables), high-yield and investment grade debt, structured securities and derivative instruments relating to debt, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.

Investing in structured finance securities entails various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal and regulatory risks. Structured finance securities are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. Such securities may include credit enhancements designed to raise the overall credit quality of the security above that of the underlying collateral, but insurance providers, reserves and other sources of credit enhancement may fail to perform their obligations or adequately protect against credit failures.

Structured finance asset pools are typically separated into tranches representing different degrees of credit quality, with lower rated tranches being subordinate to senior tranches. The senior tranches of such structured finance products, which represent the highest credit quality in the pool, have the greatest collateralization and pay the lowest spreads over U.S. treasuries or other benchmarks. Lower-rated tranches of such structured finance products represent lower degrees of credit quality and pay higher spreads over U.S. treasuries or other benchmarks to compensate for the attendant risks. The bottom tranches specifically receive the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The returns on the junior tranches of such structured finance products are especially sensitive to the rate of defaults in the collateral pool. In addition, the exercise of redemption rights, if any, of such structured finance products and certain other events (including write downs and realized losses) could result in an elimination, deferral or reduction in the funds available to make interest or principal payments to the junior tranches. The Fund expects that some structured finance securities they may hold will be subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the related transactions have structural features that limit the amount of or divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. Consequently, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal of more senior classes, the average life of such securities may lengthen.

Structured finance securities are also subject to the risks of the assets securitized. In particular, they are subject to risks related to the quality of the control systems and procedures used by the parties originating and servicing the securitized assets, which could be an affiliate of the sponsor of the securitization and may not be a rated service provider. Deficiencies in these systems may negatively affect the value of the securities, including by resulting in higher-than-expected borrower delinquencies or the inability to effectively pursue remedies against borrowers due to defective documentation or deficiencies in the operations of the originator or servicer to manage such assets. Further, the amount of information provided to investors are limited and the Fund may not be aware of performance issues until losses accrue. Moreover, the Fund will often have limited enforcement rights in these structured transactions and even if there is failure in performance they may have limited ability to replace or request the replacement of an underperforming service provider, especially if it holds a minority position in one or more tranches of the securitization.

Finally, there can be no assurance that a liquid market will exist in any structured finance product when the Fund seeks to sell its interest therein and it is possible that the Fund’s investment in such structured finance products will be subject to certain contractual limitations on transfer. Often such securitization programs are structured as private placements and limit the parties that can purchase such bonds including qualified institutional buyers. Further, such securitizations may not be in registered form, not have a private placement memorandum or be unrated and there may be limited buyers for securitizations. This could prevent the Fund from exiting such an investment when it would be most beneficial to the Fund and may cause the Fund to incur losses that it otherwise might not have.

Convertible Securities. The Fund could invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that could be converted into or exchanged for a specified amount of equity securities of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The investment value of a convertible security is subject to, among others, credit risk, the risk of shifts in the market price of the underlying securities and changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. For instance, adverse or unexpected shifts in interest rates, particularly near the time when the Fund aim to exit any investment in convertible securities, could affect the value of the Fund’s investments. The credit standing of the issuer and other factors could also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying equity securities. To the extent the value of the underlying equity securities approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying equity securities while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. The value of the underlying security could be volatile and could be impacted by a variety of business, industry, economic, legal and other factors, including factors over which the Fund could have little or no control, any of which could adversely affect the value of the Fund’s investments in such convertible securities.

A convertible security could be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party. Issuers could have an incentive to call convertible securities for redemption when conditions are not advantageous to the Fund, including when the value of the underlying securities is relatively low. Such a redemption could have an adverse effect on the Fund’s ability to achieve its investment objective. In addition, investments in certain types of convertible securities could give rise to phantom income for U.S. federal income tax purposes. The Fund would generally be required to distribute such income to shareholders to satisfy the annual distribution requirement and avoid being subject to corporate level tax, even if the Fund has not received any cash distributions in respect thereof.

High-Yield Securities. The Fund expects to invest in high-yield securities. Such securities are generally not exchange-traded and, as a result, these instruments trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund expects to invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and could have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuer of such securities to repay principal and pay interest thereon and increase the incident of default of such securities.

Covenant-Lite Loans. The Fund’s portfolio investments could include “covenant-lite” loans. “Covenant-lite” loans typically do not obligate the obligor to comply with financial covenants that would be applicable during reporting periods or do not contain common restrictions on the ability of the portfolio investment to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Portfolio investments comprised of “covenant-lite” loans could expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with other loans. In addition, the lack of such financial covenants could make it more difficult to trigger a default in respect of such loans.

Infrastructure Sector Risk. The Fund expects to invest, directly or indirectly, in infrastructure. Infrastructure assets are subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure; (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of infrastructure assets; (v) changes in interest rates and the availability of funds which could render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s or an asset’s performance.

Specific infrastructure assets in which the Fund invests could be subject to the following additional risks:

•

Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•

Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

•

Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements could negatively affect the business of a social infrastructure company.

•

Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•

Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also could restrict a company’s access to new markets. Utilities companies could incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity investments tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of its investments. Depending on market conditions, however, the availability of such financing could be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Investments in Synthetic Instruments. A portion of the Fund’s investment portfolio could be represented by or involve synthetic or pass-through arrangements, such as total return swaps, synthetic credit default swaps or collateralized synthetic obligations. Seeking exposure to reference assets through synthetic arrangements presents risks different from those involved in direct investments in such types of assets. With respect to synthetic instruments, the Fund would have a contractual relationship only with the synthetic instrument counterparty, and not the reference entity obligated under the reference obligation. The Fund typically has no right to enforce compliance by the reference entity with the terms of the reference obligation and typically have no voting or other consensual rights of ownership with respect to the reference obligation. The synthetic instrument counterparty generally will not be obligated to own any of the reference obligations, or to deliver any such obligations pursuant to the terms of the synthetic instrument. In the case of physical settlement, the synthetic instrument counterparty generally is able to satisfy its delivery obligation by delivering, at its election, either the reference securities or other securities of a specified type. The Fund also will not directly benefit from any collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the synthetic instrument counterparty, the Fund generally will be treated as a general creditor of such counterparty, and will not have any claim of title with respect to the reference obligation. Consequently, the Fund will be subject to the credit risk of the synthetic instrument counterparty, as well as that of the reference entity and is therefore subject to enhanced counterparty risk.

As a result of these factors, concentrations of synthetic assets with any one synthetic instrument counterparty will subject the Fund to risk with respect to defaults by such synthetic instrument counterparty as well as by the respective reference entities. Synthetic instrument counterparties generally will have no obligation to keep the Fund informed as to matters arising in relation to any reference obligation, including whether or not circumstances exist under which there is a possibility of the occurrence of a credit event. Generally, none of the Adviser, Sixth Street or the Fund will have the right to inspect records of the synthetic instrument counterparties or the reference entities, and the synthetic instrument counterparties will be under no obligation to disclose any further information or evidence regarding the existence or terms of any reference obligation or any matters arising in relation thereto or otherwise regarding any reference obligation, any guarantor or any other person, other than the obligation of a synthetic instrument counterparty to provide publicly available information to the Fund of the occurrence of certain specified events. As a general rule, synthetic instrument counterparties will not have a duty to consider the effect of their actions or failure to take actions on the Fund.

In the circumstances specified in a contract in respect of a synthetic instrument (for example, losses on the reference portfolio in excess of a specified amount), the Fund or the synthetic instrument counterparty will have the right to terminate the synthetic securities entered into by the synthetic instrument counterparty and the Fund. Such specified circumstances generally will include events of default under such synthetic instrument and other termination events, such as if certain payments to be made under the synthetic instrument are subject to the imposition of a withholding tax. As a rule, synthetic instruments could be terminated by synthetic instrument counterparties if, among other things, the Fund fails to make a relevant payment under the synthetic instrument and the Fund will be likely to owe a termination payment in such case. The Fund also could be required to make a payment to a synthetic instrument counterparty if the Fund terminates a transaction. If such a payment is in a sizeable amount, the Fund would need to liquidate other assets to meet its payment obligation. Synthetic investments are often highly illiquid. In some instances, synthetic instruments entered into or acquired by the Fund have a limited trading market, if any. The terms of the respective synthetic securities likely would restrict the Fund’s ability to terminate or assign such assets in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities.

In addition, in instances where margin is required to be posted in connection with the Fund’s use of collateralized synthetic obligations, the Fund expects that such investments will require more capital than the Fund initially commits to such deals, though the amount of such additional capital could be indeterminable at the time of commitment. Depending on the ultimate investment performance of the assets to which such collateralized synthetic obligations relate, over-concentration in certain investments could occur.

Debtor-in-Possession (“DIP”) Loans. The Fund is expected to invest in or extend loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code or analogous laws in other jurisdictions. These debtor-in-possession or DIP loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case or analogous restructuring to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts could fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

Risks of Investments in “Special Situations”. The Fund is expected to make investments in special situation financings, including event-driven situations such as recapitalizations, debtor-in-possession and other financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations or similar transactions in public or private companies that would provide the Fund with an opportunity to provide debt and/or equity financing. Such investments could be originated by the Fund and will typically be made on a negotiated basis. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.

Bank Loans. The Fund is expected to invest in fixed- and floating-rate loans, which investments could be in the form of loan participations and assignments of portions of such loans. Participations in commercial loans could be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service. Participations and assignments are subject to a number of risks, including credit risk, interest rate risk, liquidity risk and the risks of being a lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may only be able to enforce its rights through the lender, and could assume the credit risk of the lender (which could be a bank or other financial intermediary) in addition to the borrower. Furthermore, such investments are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; and (iii) environmental liabilities that could arise with respect to collateral securing the obligations. In analyzing each bank loan or participation, the Adviser will compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

The Fund could acquire subordinated loans. If a borrower defaults on the Fund’s loan or on debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s loan will be satisfied only after the senior debt is paid in full. Where debt senior to the Fund’s loan exists, the presence of intercreditor arrangements could limit the Fund’s ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers.

Risks Associated with Publicly-Traded Securities. The Fund expects to invest in publicly-traded securities, and in certain circumstances, could hold publicly-traded securities following a partial exit from an investment, the exchange or restructuring of an investment or the exercise of warrants related to a debt investment. Publicly-traded securities are subject to risks that differ in type and degree from those involved in privately held investments. The Fund’s ability to dispose of publicly-traded investments could be limited. For example, the ability to dispose of an investment in the public markets will depend upon favorable market conditions, which could be unrelated to the performance of such investment. There can be no assurance that the Fund will be able to dispose of such publicly-traded investments at the price and at the time it wishes to do so.

When investing in public securities, the Fund may be unable to obtain financial covenants or other contractual rights, including management rights, that it might otherwise be able to obtain in making privately-negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund would be limited in its ability to make investments, and to sell existing investments, in public securities if the Fund, the Adviser or their affiliates have material non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the investment results of the Fund. In addition, the Fund could sell a portfolio investment to a public company where the consideration received consists (at least in part) of stock of the public company, which could be subject to lock-up periods. The Fund’s investments in securities of publicly traded companies could be sensitive to movements in the stock market and trends in the overall economy. Moreover, the ability of portfolio investments to refinance debt securities could depend on their ability to sell new securities in the public high-yield debt market or otherwise.

Privately-held Companies and the Lack of Available Information About These Companies Risk. The Fund intends to invest in privately-held companies. Investments in private companies could pose greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund could have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal repayment schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target portfolio companies could affect the Fund’s investment returns. Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other factors, and these estimates could be based on limited information and could otherwise be inaccurate, causing the Adviser to make different investment decisions than it could have made with more complete information. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to determine all material information about these companies, the Fund may not make a fully informed investment decision, and the Fund could lose money on its investments.

Investments in Equity Securities. The Fund also expects to invest in common and preferred stock and other equity securities, either independently or in connection with providing debt financing to issuers of such equity securities. Equity securities (including preferred equity securities) generally involve a high degree of business risk and financial risk that can result in substantial or total loss, including because equity securities will be subordinate to the debt securities and other indebtedness in the capital structure of the issuers of such equity securities. In addition, prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. As such, equity interests may not appreciate in value and, in fact, could decline in value. Accordingly, the Fund could be unable to realize gains from the equity interests, and any gains that are realized on the disposition of any equity interests could be insufficient to offset any other losses experienced. Further, equity securities may not produce current income for the Fund.

With respect to preferred equity securities specifically, despite the holders of such securities bearing the above described risks in connection with such holdings, preferred security holders also typically have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period. In certain cases, investments in preferred equity securities can give rise to “phantom income” and which could result in taxable income in excess of cash distributions to shareholders. If the Fund holds such a preferred equity security, the Fund would generally be required to distribute such income to shareholders to satisfy the annual distribution requirement and avoid being subject to corporate level tax, even if the Fund has not received any cash distributions in respect thereof.

Non-Controlling Investments. The Fund is expected to hold loans, debt instruments or other securities that may not entitle the Fund to voting rights (whether in respect of an underlying borrower or issuer’s equity or debt securities). To the extent the Fund holds a voting interest in a portfolio investment, it generally expects to hold less than 25% of the outstanding voting interests of such portfolio investment (whether debt or equity), and, therefore, could have a limited ability to protect its investment.

In these non-controlling investments, and despite contractual protections (including negative covenants, reserved matters or veto rights) or other means of exerting influence (including board or committee appointment rights, or consultation rights), the Fund will not be in a position to actively control or direct the management, operation and strategic decision-making of portfolio investments (outside of, potentially, the context of a restructuring, insolvency or similar event). As a result, the Fund will be subject to the risk that the underlying borrower or issuer of a portfolio investment which it does not control, or in which it does not have a majority ownership position, could make business decisions with which the Fund disagrees, and the equity holders (or other equity holders) and management of such a portfolio investment could take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity for the investments that the Fund could hold in borrowers or issuers, the Fund could be unable to dispose of its investments in the event that it disagrees with the actions of a borrower or issuer, and could therefore suffer a decrease in the value of its investments.

In certain circumstances, the extent to which the Fund will be able to influence or control the management or operation of a company, or exercise influence or control within a portfolio investment in such company (e.g., with respect to a particular debt tranche or instrument), in each case if at all, will depend on a number of factors, including the extent to which the Fund is aligned and able to cooperate with other investors in such company or portfolio investments, including third-party investors that could otherwise be competitors of the Fund. Such third-party investors could hold interests in different parts of such company’s capital structure (as compared to the interests held by the Fund) or other investments that could be related directly or indirectly to such interests, which could result in a conflict of interest between the Fund and such third-parties.

In addition, if the Fund makes a non-controlling investment through the secondary market, our ability to negotiate certain protective terms (e.g., covenants) would be expected to be more limited compared to if the Fund were directly negotiating an investment with the borrower or issuer.

Growth Equity. An Investment Fund could invest, and the Fund could invest in growth equity. Growth equity is usually classified by investments in private companies that have reached profitability but still need capital to achieve the desired level of commercialization before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations.

For growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Additional Capital Requirements of Portfolio Investments; Platform Investments Generally. Certain of the Fund’s portfolio investments, especially those in a development or “platform” phase (a “Platform Portfolio Investment”), could require additional financing to satisfy their working capital requirements, business development needs or acquisition strategies. The amount of such additional financing needed will depend upon the maturity and objectives of the particular Platform Portfolio Investment. Each such round of financing (whether from the Fund or other investors) is typically intended to provide a Platform Portfolio Investment with enough capital to reach the next major milestone. If the funds provided are not sufficient, a company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund or any Platform Portfolio Investment. In addition, the Fund could make additional investments or exercise warrants, options or convertible securities that were acquired in the initial investment in such company in order to preserve the Fund’s proportionate ownership when a subsequent financing is planned, or to protect the Fund’s investment when the performance of such Platform Portfolio Investment does not meet expectations. To the extent a Platform Portfolio Investment in which the Fund has invested receives additional funding in subsequent financings and the Fund does not participate in any such additional financing rounds or offerings, the Fund’s interest in the Platform Portfolio Investment could be diluted or become functionally subordinated. There can be no assurance that the Adviser or the Platform Portfolio Investments themselves will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source. The Fund could be called upon to provide follow-on funding for its investments or have the opportunity to increase its investment in a Platform Portfolio Investment. However, there can be no assurance that the Fund will want to make follow-on investments or that it will have sufficient funds or the ability to do so. Any decision by the Fund not to make a follow-on investment or its inability to make it could have a substantial negative impact on a Platform Portfolio Investment in need of such an investment or could diminish the Fund’s abilities to influence its future development. Conversely, such funding could be required or committed as part of the Fund’s initial investment.

From time to time, the Fund could recruit a management team to pursue a new “platform” opportunity expected to lead to the formation of a Platform Portfolio Investment. In other cases, the Fund could acquire a portfolio investment and recruit a management team to build a Platform Portfolio Investment through acquisitions and organic growth. In both cases the Fund will bear the expenses of the management team or Platform Portfolio Investment, as the case may be, including any overhead expenses, employee compensation, diligence expenses or other related expenses in connection with backing the management team or building out the Platform Portfolio Investment. Such expenses may be borne directly by the Fund as Fund expenses or indirectly as the Fund bears the start-up and ongoing expenses of the newly formed Platform Portfolio Investment. In certain cases the services provided by a management team may overlap with the services provided by the Adviser and its affiliates to the Fund. The compensation of management of a Platform Portfolio Investment may include interests in the profits of the Platform Portfolio Investment, including profits realized in connection with the disposition of an asset.

Bridge Financings. From time to time, the Fund could lend to an issuer or borrower on a short-term, unsecured basis or otherwise invest on an interim basis in issuer or borrowers in anticipation of a future issuance of equity or long-term debt or other refinancing or syndication. Such bridge loans could be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term debt or equity issuance or other refinancing or syndication may not occur and such bridge loans and interim investments could remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments could remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments could not adequately reflect the risk associated with the position taken by the Fund.

Warrants and Rights. The Fund could receive or purchase warrants or similar rights or instruments in connection with a debt investment. Warrants and similar rights or instruments generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund could acquire these instruments as part of a hedging strategy (i.e., offsetting the risk involved in another investment) or a form of leverage, in which the Fund have the right to benefit from price movements in a large number of securities with a small commitment of capital or otherwise as part of an investment to participate in “equity upside” value. These activities involve risks that can be large, depending on the circumstances. The purchaser of a warrant or right runs the risk of losing its entire investment in a relatively short period of time if such warrant or right expires unexercised. Warrants and rights are not likely to be as liquid as comparable investments, such as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights could limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish. In addition, depending on fluctuations of the equity markets or the valuation of a particular issuer and other factors, warrants and other equity securities could become worthless.

Unfunded Loans, Staged Investments and Revolving Credit or Similar Facilities. The Fund expects to make investments that are unfunded at the time of investment or require multiple fundings over time or are structured as “revolver”, “revolving credit”, “delayed-draw”, “working capital” or similar facilities. These types of investments generally have funding obligations that extend over a period of time. However, there can be no assurance that the reserved funds will ultimately be utilized for investment, which could result in the Fund not fully deploying its capital. In addition, capital that is committed but not yet contributed may be considered in determining the Fund’s available capital for purposes of allocating an investment opportunity between the Fund and any Affiliated Funds, even though such committed capital may not ultimately be deployed.

In addition, borrowers with deteriorating creditworthiness could continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender could have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment could prove not as attractive an investment as originally anticipated.

Investments in Large Companies. The Fund expects to make investments in large companies. Investing in large companies involves a number of significant risks. Large companies generally have greater access to competitive financing than middle-market companies and as a result could be able to negotiate financing terms that are less favorable to the Fund than those that would be negotiated by other smaller companies. Large companies also generally have more complex capital structures than smaller companies, and as a result it is more likely that any loan originated by the Fund to a large company will be subordinate to existing loans and securities in such company’s capital structure. Additionally, where a large company’s equity is publicly traded, it is possible that equity investors in such company could attempt to influence the board of directors or management of such company to take actions with respect to such company’s debt, whether generally or specifically with respect to the debt issued by the Fund, that is adverse to the Fund, such as a re-financing or prepayment.

Corporate Bonds Risk. The market value of a corporate bond generally could be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also could be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and could be particularly susceptible to adverse issuer-specific developments.

Preferred Stock Risk. The Fund expects to invest in preferred securities, which could result in the Fund incurring particular risks, including:

•

Preferred securities could include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund could be required to report income for U.S. federal income tax purposes before the Fund receives such distributions.

•

Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments.

•

Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Investment Modification Risk. The terms and conditions of loan agreements and related assignments could be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from portfolio investments could be modified, amended or waived in a manner contrary to the preferences of the Fund if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from an investment will maintain the terms and conditions to which the Fund originally agreed.

The exercise of remedies could also be subject to the vote of a specified percentage of the lenders thereunder. The Fund could consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents. The Fund could extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the portfolio investments requested by obligors or the lead agents. Any amendment, waiver or modification of an investment could adversely impact the Fund’s returns. Conversely, the inability of lenders to make any amendment, waiver or modification that the Adviser believes would be in the best interests of the Fund due to other lenders voting against or refusing to consent to such matter could also adversely impact the Fund’s returns.

Sports Related Investments Risk. The Fund expects to make investments in or relating to professional and other sports organizations including for example, teams, leagues, conferences, and federations. Sports franchises face wide-ranging competition among franchises within the same league or sport and between leagues or sports, and also compete more generally with other entertainment and leisure-time activities, including motion pictures, live performances, restaurants and nightlife venues and a range of online and mobile services. Creating and maintaining a sports team’s popularity and competitiveness is a key to the success of many sports businesses. The competitiveness of a sports team depends heavily on the ability to develop, obtain and retain talented players, coaches and team executives (e.g., trading for highly compensated players, signing draft picks, free agents or current players to new contracts, engaging in salary arbitration with existing players, terminating and waiving players and replacing team executives). To the extent a sports team is unable to achieve success across these efforts, the team’s competitiveness and athletic performance is likely to suffer, which can in turn decrease sales of tickets and hospitality, the value of related media rights or brand partnerships or other revenue generators or a team’s overall franchise value. Player salaries represent significant costs for sports franchises. Player contracts will generally be payable regardless of performance, in many sports leagues may be guaranteed regardless of injury and insurance might not be available in every circumstance or on terms that are commercially feasible or contain significant dollar limits or exclusions from coverage. A number of the factors impacting the successful operation of a sports franchise are outside the control of ownership or management, such as serious or untimely player injuries or suspensions, macro-economic conditions that reduce consumer spending, changes to a league’s collective bargaining agreement, strikes, lock-outs or similar labor-related work stoppages and other events that negatively impact sports franchises and related industries. In addition, a public health emergency such as the COVID-19 pandemic is likely to have a material negative impact on sports franchises and related industries, including sporting events and other live entertainment related to sports.

In addition to the foregoing, sports teams could also experience reduced popularity and adverse impacts to their businesses as a result of reputational harm. Over the last few decades, sports teams and their players, coaches and executives have suffered reputational damage from involvement in bribery and other cheating scandals, performance enhancing drugs, illegal activities, gambling and other objectionable conduct that, in some cases, have tarnished the reputation and legacy of the individuals involved as well as the sports team. To the extent the Fund makes an investment in or relating to a sports team that suffers reputational harm, the performance of the Fund’s investment could be adversely affected.

Live Entertainment-Related Investments Risks. The Fund expects to make investments in the live entertainment industry. Such portfolio investments’ ability to generate revenues are highly sensitive to rapidly changing consumer preferences and industry trends, as well as the popularity of the talent, brands, owners of the intellectual property rights of such portfolio investments, its counterparties or affiliates. The operations and revenues of a company in which the Fund holds a portfolio investment may be affected by consumer tastes and entertainment trends, which are unpredictable and subject to change and may be affected by changes in the social and political climate. A portfolio investment’s failure to avoid a negative perception among consumers or anticipate and respond to changes in consumer preferences, including in the form of content creation or distribution, could result in reduced demand for services of clients and owned assets across the portfolio investment’s platform, which could have an adverse effect on the portfolio investment’s business, financial condition and results of operations.

The live entertainment industry significantly depends on discretionary consumer and corporate spending. Many factors related to corporate spending and discretionary consumer spending, including economic conditions affecting disposable consumer income such as unemployment levels, fuel prices, interest rates, changes in tax rates and tax laws that impact companies or individuals and inflation can significantly impact a portfolio investment’s operating results. While consumer and corporate spending may decline at any time for reasons beyond a portfolio investment’s control, the risks associated with a portfolio investment’s business become more acute in periods of a slowing economy or recession, which may be accompanied by reductions in corporate sponsorship and advertising and decreases in attendance at live entertainment and sports events. During periods of reduced economic activity, many consumers have historically reduced their discretionary spending and businesses have reduced their sponsorship and advertising expenditures (which can result in a reduction in sponsorship opportunities). There can be no assurance that consumer and corporate spending will not be adversely impacted by current economic conditions, or by any future deterioration in economic conditions, thereby possibly impacting a portfolio investment’s operating results and growth. A prolonged period of reduced consumer or corporate spending could have an adverse effect on a portfolio investment in which the Fund holds a portfolio investment’s business, financial condition and results of operations.

Other Investment Risks

Hedging Risks. The Fund could enter into hedging transactions, which could expose the Fund to risks associated with such transactions. The Fund could seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. To the extent the Fund has non-U.S. investments, particularly investments denominated in non-U.S. currencies, the Fund’s hedging costs will increase.

The Fund also has the ability to borrow in certain foreign currencies. Instead of entering into a foreign exchange forward contract in connection with loans or other investments the Fund has made that are denominated in a foreign currency, the Fund could borrow in that currency to establish a natural hedge against the Fund’s loan or investment.

Hedging against a decline in the values of the Fund’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price.

The success of the Fund’s hedging strategy will depend on the Fund’s ability to correctly identify appropriate exposures for hedging. The Fund could enter into hedging transactions to seek to reduce currency exchange rate risk and interest rate risk related to specific portfolio companies. However, unanticipated changes in currency exchange rates or other exposures that the Fund might hedge may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, the Fund could decline to seek to (or not be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. shareholders free from withholding taxes. Changes to the regulations applicable to the financial instruments the Fund uses to accomplish its hedging strategy could affect the effectiveness of that strategy.

Finally, Rule 18f-4 constrains the Fund’s ability to use swaps and other derivatives. Among other requirements, the rule would force the Fund to reduce its use of derivatives, unless the Fund were to qualify as a limited derivatives user under the rule, if the value-at-risk of the Fund’s investment portfolio including its swap or derivative positions, exceeds 250% (with preferred stock outstanding) percent of a “designated reference portfolio,” which is a designated index that is unleveraged and reflects the market or asset classes in which the Fund invests or the Fund’s securities portfolio. If the Fund could not identify a suitable reference portfolio, the Fund’s value-at-risk would not be permitted to exceed 20% of the Fund’s net assets. In addition, the Fund is required under the final rule to establish a risk management program for its use of swaps or other derivative positions. Based on the Fund’s current use of derivatives primarily for interest rate hedging purposes, the Fund believes that it qualifies, and will continue to qualify, as a limited derivatives user under the rule. However, the Fund cannot assure investors that the Fund will be treated as a limited derivatives user or that the Fund’s approach to its use of derivatives will not change.

Counterparty Risk. A number of the markets in which certain investments will be made are illiquid and transactions related thereto are often not “exchange-based,” including “over-the-counter” or “interdealer” markets. The stability and liquidity of OTC transactions depends in large part on the creditworthiness of the parties to the transactions. The participants in such markets typically are not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. The lack of evaluation and oversight of OTC markets exposes assets of the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk”

is accentuated for credit instruments, securities and/or contracts with longer maturities where events could intervene to prevent settlement or payoff.

In particular, derivative transactions, particularly in OTC contexts, will subject the Fund to the risk of a counterparty’s inability or refusal to perform under a derivative contract, or the potential loss of assets held by a counterparty, custodian or intermediary in connection with such derivative instrument. There can be no assurance that a counterparty will be able or willing to meet its obligations. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance the Fund will succeed in enforcing contractual remedies. If a counterparty becomes bankrupt, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or could obtain a limited or no recovery of amounts due to it under the derivative contract, including the return of any collateral that has been provided to the counterparty.

When the Fund enters into an exchange-traded or centrally cleared derivative transaction, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds such position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Fund might not be fully protected in the event of the bankruptcy of its clearing member because it would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of its customers. Although a clearing member is generally required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories could be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and OTC derivatives could be further complicated by recently enacted U.S. financial reform legislation. See “—Derivatives Risk.”

Undervalued Investments Risk. The Fund’s investment strategy with respect to certain types of investments could be based, in part, upon the premise that certain investments (either held directly or indirectly) that are otherwise performing could from time to time be available for purchase by the Fund at “undervalued” or “discounted” prices. Purchasing interests at what could appear to be “undervalued” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser. In addition, there can be no assurance that current market conditions may not deteriorate during the life of the Fund, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.

Credit Facility Provisions Risk. A credit facility could be backed by all or a portion of the Fund’s loans and securities on which the lenders will have a security interest. The Fund could pledge up to 100% of its assets and could grant a security interest in all of the Fund’s assets under the terms of any debt instrument the Fund enters into with lenders. The Fund expects that any security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Fund expects that the custodian for its securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Fund were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of the Fund’s assets securing such debt, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders could be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility could limit the Fund’s ability to create liens on assets to secure additional debt and could make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if the Fund’s borrowing base under a credit facility were to decrease, the Fund could be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of the Fund’s assets are secured at the time of such a borrowing base deficiency, the Fund could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on its ability to fund future investments and to make distributions.

In addition, the Fund could be subject to limitations as to how borrowed funds may be used, which could include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which could affect the amount of funding that may be obtained. There could also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition. This could reduce the Fund’s liquidity and cash flow and impair its ability to grow its business.

Portfolio Company Debt Rankings Risk. The Fund’s portfolio companies could have, or could be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, the Fund’s investments. By their terms, those instruments could provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of its investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying the Fund’s investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to the Fund’s investment in that portfolio company typically would be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying those holders, the portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of securities ranking equally with the Fund’s investments, the Fund would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights the Fund may have with respect to the collateral securing certain loans the Fund makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, the Fund could forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if as a result the Fund’s rights as lenders are adversely affected.

Highly Leveraged Portfolio Companies Risk. The companies in which the Fund intend to invest are typically highly leveraged, and, in most cases, the Fund’s investments in these companies are not rated by any rating agency. If these instruments were rated, the Fund believes that they would likely receive a rating of below investment grade (that is, below BBB- or Baa3, which is often referred to as “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.

Concentrated Portfolio Companies in Certain Industries Risk. The Fund’s portfolio could be concentrated in a limited number of portfolio companies and industries, provided that the Fund will not concentrate more than 25% of its total assets in issuers that are part of the same industry or group of industries. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC for U.S. tax purposes, the Fund does not have fixed guidelines for diversification, and while the Fund is not targeting any specific industries, the Fund’s investments could be concentrated in relatively few industries. As a result, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which the Fund is invested could significantly affect the Fund’s aggregate returns.

If an industry in which the Fund has significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of the Fund’s investment portfolio could be affected adversely, which, in turn, could adversely affect the Fund’s financial position and results of operations.

Reverse Repurchase Agreements Risk. The Fund expects to use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. There is a risk that the market value of the securities acquired in the reverse repurchase agreement could decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement could decline in price. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, such buyer or its trustee or receiver could receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement could effectively be restricted pending such decision. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments. If the Fund enters into reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund could either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.

Failure to Maintain RIC Tax Treatment Risk. To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund could have difficulty complying with these requirements. In particular, if the Fund has equity investments in underlying funds, portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and quarterly asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes it may fail the Diversification Tests (as defined below), the Fund could seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, could be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment could limit the Fund’s use of this cure period. In certain cases, the Fund could be afforded a longer cure period under applicable savings provisions, but it could be subject to a penalty tax in connection with its use of those savings provisions. The tax treatment of certain of the Fund’s investments could be uncertain and could be affected by changes in tax laws or regulations, or interpretations thereof, or by an IRS challenge that could adversely affect the Fund and its ability to qualify as a RIC.

If the Fund fails to satisfy the Diversification Tests or other RIC requirements, it could fail to qualify as a RIC under the Code, and if the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions. In such case, distributions to the shareholders generally would be treated as corporate dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Tax Matters – Taxation as a Regulated Investment Company.”

In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from certain of its investments. If the Fund does not receive sufficient information from such investments, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund could, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In order to comply with the RIC rules or for other reasons, the Fund could structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund could hold such investments through one or more U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) could jeopardize its ability to satisfy the Diversification Tests, which could make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund could also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund expects to directly or indirectly invest in certain investments located outside the United States. Such investments could be subject to withholding taxes and other taxes in such jurisdictions with respect to its investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund could retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Tax Matters – Taxation as a Regulated Investment Company.”

Recognizing Income Before or Without Receiving Cash Risk. For U.S. federal income tax purposes, the Fund could be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund could also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock or income from investments in portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. The Fund anticipates that a portion of its income could constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, the Fund could elect to amortize market discount and include such amounts in the Fund’s taxable income on a current basis, instead of upon disposition of the applicable debt obligation.

Because any original issue discount, market discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund could be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund could have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund could have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund could fail to qualify for or maintain RIC tax treatment and thus the Fund could become subject to corporate-level income tax.

Special Tax Issues Risk. The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments could present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund could cease to accrue interest, original issue discount or market discount, when and to what extent deductions could be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Legislative or Regulatory Tax Changes Could Adversely Affect Shareholders. At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations could be amended. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations could take effect retroactively and could adversely affect the taxation of the Fund and its shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in the Fund or the value or the resale potential of the Fund’s investments. Additionally, Congress recently passed the One Big Beautiful Bill Act. The impact of the One Big Beautiful Bill Act on the Fund, the entities in which the Fund invests, and the Fund’s shareholders is still to be determined. Investors should consult with their tax advisor regarding the impact of this legislation on their investment in the Shares.

Price Declines in the U.S. Corporate Debt Market Risk. Conditions in the U.S. corporate debt market could deteriorate, which could cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the corporate debt market, the Fund’s NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of the Fund’s investments, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

Cyber-Security Risk. A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the Fund’s information resources. These incidents could be an intentional attack or an unintentional event and could involve gaining unauthorized access to, use, alteration or destruction of the Fund’s information systems for purposes of misappropriating assets, obtaining ransom payments, stealing confidential information, corrupting data or causing operational disruption, or could involve phishing. The result of these incidents could include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to the Fund’s business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. In addition, the Fund could be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. The costs related to cybersecurity incidents may not be fully insured or indemnified. As the Fund and the Fund’s portfolio companies’ reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by the Adviser and third-party service providers, and the information systems of the Fund’s portfolio companies. The Fund, Adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the increased awareness of the nature and extent of a risk of a cyber incident, could be ineffective and do not guarantee that a cyber incident will not occur or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which the Fund does business (including, but not limited to, service providers, such as accountants, custodians, transfer agents and administrators, and the issuers of securities in which the Fund invests) could also be sources or targets of cybersecurity or other technological risks. The Fund outsources certain functions and these relationships allow for the storage and processing of its information and assets, as well as certain investor, counterparty, employee and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, the Fund cannot control the cybersecurity plans and systems put in place by these third parties and ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, could also result in cost increases due to system changes and the development of new administrative processes.

Additionally, investments of Sixth Street’s funds, including the Fund, and other Sixth Street entities have involved and could in the future involve companies that have experienced cyber-events and that, given the rise of cybersecurity incidents, could become involved in future cyber events. Cybersecurity events also could affect other Sixth Street and/or affiliated entities. Such cyber security attacks are evolving and include, but are not limited to, malicious software, attempts to gain unauthorized access to data, and other electronic security breaches that could lead to disruptions in critical systems, unauthorized release of confidential or otherwise protected information and corruption of data.

A cybersecurity breach could cause the Fund to lose proprietary information, suffer data corruption or expose information to misuse. Sensitive information which could be breached in the event of a cybersecurity threat includes, without limitation, information regarding the Fund’s investment activities and shareholders. Cybersecurity breaches of Sixth Street’s and the Fund’s third-party service providers or portfolio investments could also subject the Fund to many of the same risks associated with direct cybersecurity breaches. If such events were to materialize, they could, among other things, (i) lead to losses of sensitive information or capabilities essential to Sixth Street’s, the Fund’s, and/or the Fund’s portfolio company’s operations, (ii) have a material adverse effect on Sixth Street’s, the Fund’s and/or the portfolio company’s reputations, financial positions, results of operations or cash flows, (iii) lead to financial losses from remedial actions, loss of business or potential liability, or (iv) lead to the disclosure of Fund’s shareholders’ personal information or other sensitive information.

The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Sixth Street’s, the Fund’s and/or a portfolio company’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information of any shareholder (and, if applicable, its underlying investors or beneficial owners and/or control persons) or information relating to any portfolio company. Such a failure could result in reputational harm to Sixth Street, the Fund and/or the affected portfolio investment, subject any such entity and its affiliates to legal claims and otherwise adversely affect its business and financial performance. Cybersecurity risks also require the Fund to undertake ongoing preventative measures and to incur compliance costs.

Technological or Other Innovations and Industry Disruptions Risk. Recent technological advances in artificial intelligence, including machine learning technology (“Machine Learning Technology”), pose risks to the Fund and its portfolio companies. The Fund and its portfolio companies could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. The Fund and Adviser are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology and its applications continue to develop rapidly, and the Fund cannot predict the risks that may arise from such developments.

Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Machine Learning Technology. To the extent the Fund or its portfolio companies are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact the Fund or its portfolio companies.

General Economic Conditions Risk. The U.S. and global capital markets experienced extreme volatility and disruption in recent years, leading to periods of recessionary conditions and depressed levels of consumer and commercial spending. For instance, monetary policies of the Federal Reserve and political uncertainty resulting from recent events, including changes to U.S. trade policies, the impact of the end of the transition period following United Kingdom’s exit from the European Union in January 2020 (“Brexit”), the provisional application of the EU-UK Trade and Cooperation Agreement and ongoing conflicts between Russia and Ukraine and in the Middle East and related responses, has led to, from time to time, disruption and instability in the global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund cannot assure investors that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on the Fund’s business, financial condition and results of operations. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment originations, limit the Fund’s ability to grow and negatively impact its operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which the Fund invests, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of the Fund’s portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of the Fund’s portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in:

•	the Fund’s receipt of a reduced level of interest income from its portfolio companies;

•	decreases in the value of collateral securing some of the Fund’s loans and the value of its equity investments; and

•	ultimately, losses or charge-offs related to the Fund’s investments.

Market Disruption and Geopolitical Risk. The U.S. capital markets have experienced extreme volatility and disruption in recent years. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The federal government and the Federal Reserve, as well as foreign governments and central banks, have implemented, and may in the future implement, significant fiscal and monetary policies in response to these disruptions, and additional government and regulatory responses may be possible. These actions, future market disruptions and illiquidity could have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment originations and its ability to grow, and could have a material negative impact on the Fund’s operating results and the fair values of its debt and equity investments.

The Fund believes that attractive investment opportunities may present themselves during this volatile period as in other periods of market volatility, and the Fund may have opportunities to make investments at compelling values. However, periods of market disruption and instability, like the one experienced currently, may adversely affect the Fund’s access to sufficient debt and equity capital in order to take advantage of attractive investment opportunities that are created during these periods. In addition, the debt capital that will be available in the future, if any, may be at a higher cost and on less favorable terms and conditions.

U.S. Political Environment. Changes in the party in control of one or more branches of the United States government can be expected to cause changes in a wide variety of policies, regulations, and interpretations thereof. Any such changes could significantly impact the Fund or its investments. Specific legislative and regulatory changes could materially impact the Fund, including changes to trade agreements, immigration policy, import and export regulations, tariffs and customs duties, energy regulations, income tax regulations and the federal tax code, public company reporting requirements, antitrust policy, and the enforcement thereof.

Changes in federal policy, including tax policies, and at regulatory agencies, occur over time through policy and personnel changes, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by various entities. The nature, timing and economic effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Future changes may adversely affect the Fund’s operating environment and therefore the Fund’s business, financial condition and results of operations. There can be no assurance that any changes in laws, regulations or governmental policy will not have an adverse impact on the Fund and its investments, including the ability of the Fund to execute its investment objectives and to generate attractive returns.

Trade Policy. Some political leaders around the world (including in the United States and certain European nations) have been elected on protectionist platforms, creating uncertainty around the future of global free trade. The U.S. government has recently indicated its intent to alter its approach to international trade policy, including to implement higher or new tariffs on individual products or sectors and to implement broad, across the board tariffs on most or all imports to the United States as well as to renegotiate or terminate many existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government recently imposed, and it is possible in the future will further increase, tariffs at varying rates on nearly all foreign goods. The implementation of tariffs against China, Mexico and Canada and the threat of future implementation of additional tariffs against such countries, or more countries generally, has substantially increased uncertainty in foreign trade, both involving the U.S. and externally to the U.S., and has caused significant instability in U.S. and non-U.S. markets. In addition, some foreign governments, including Canada, China and the EU, have instituted retaliatory tariffs on U.S. products in the event U.S. tariffs against products from such countries were implemented or re-implemented. Taken as a whole, the uncertainty created by such changes in trade policies and potential future expansion thereof could have a material effect on the ability of the Fund to make portfolio investments or otherwise pursue its investment strategy and could harm the Fund or its portfolio investments. There remains uncertainty as to further actions that will be taken with respect to U.S. and non-U.S. trade policy, and, while the Adviser and the Fund intend to comply with applicable laws, rapid changes in laws and/or uncertain interpretation and implementation thereof could affect their capacity to comply and result in penalties or other negative consequences to the Fund and their portfolio investments. Changes in laws could also require the Fund to exit certain portfolio investments, potentially at a discount to their value if such laws were not enacted. In addition, further impositions of tariffs or other trade barriers or changes to international trade agreements or policies could further increase costs, decrease margins, reduce the competitiveness of products and services underlying current and future portfolio investments and adversely affect the revenues and profitability of such portfolio investments. In particular, the ongoing trade dispute between the U.S. and China has already had negative economic consequences on U.S. and Chinese markets and has begun to be referred to as a “trade war”. The conflict causes instability, which has resulted in significant currency fluctuation and other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). To the extent that this trade dispute further escalates, there could be additional impacts on the industries in which the Fund participates, which could pose additional potential risks and consequences for the Fund and its portfolio investments. Moreover, trade disputes could further develop between other countries, which could result in similar or more pronounced risks and consequences for the Fund and its portfolio investments. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its portfolio investments.

The Trump administration has further signaled its intention to implement significant changes to the size of the federal government and to various other government policies. The potential downsizing of the federal government workforce and shutting down or defunding of certain government agencies (or offices thereof), including of federal agencies tasked with protecting investors, along with the changes in U.S. trade policy discussed above, could introduce market instability, reduce investor confidence, and weaken investor protection. For example, substantial reductions in government spending and personnel could negatively affect certain of the Fund’s portfolio investments that rely on or benefit from government subsidies or contracts, destabilize the U.S. government contracting market, and impede the Fund’s ability to achieve expected returns. Moreover, the Trump administration’s signaled changes to government policy with respect to tax, immigration, labor, infrastructure, energy, education, business regulations (including U.S. anti-corruption policies), international relations, and international economic development could create uncertainty and volatility for the Fund and its portfolio investments. In light of these developments, there can be no assurances that political and regulatory conditions will not worsen and/or adversely affect the Fund, its portfolio investments, or its respective financial performance.

Potential Future Conversion to an Interval Fund. In the future, the Fund could determine to adopt a policy in reliance on Rule 23c-3 under the Investment Company Act and operate as an “interval fund.” The Fund currently expects to provide liquidity to shareholders through quarterly repurchase offers of up to 5% of the Fund’s net assets, subject to approval by the Board, conducted in accordance with Rule 13e-4 under the Exchange Act. The Fund is seeking to determine whether operating as an “interval fund” in reliance on Rule 23c-3 would be feasible from an operational perspective. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the Investment

Company Act. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the Investment Company Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. Moreover, converting to an interval fund would result in the Fund calculating its NAV on a daily basis. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance. The likelihood of whether the Fund adopts a fundamental policy to operate as an interval is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding Shares. See “Investment Objectives and Policies” in the SAI.

Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, the restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Leverage Utilization and Risk Management

The Fund expects to utilize leverage to seek to achieve its investment objectives or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of certain investments pending the acceptance of funds from investor subscriptions). The Fund expects to borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund could also use leverage in the form of the issuance of Preferred Shares to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions or, to a limited extent, by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them. While the use of leverage could increase the profits of the Fund, it will also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness). Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

In response to changes in market conditions, such as rising short-term interest rates or increased volatility, the Adviser could take steps to reduce the negative impact of leverage on common shareholders. This could include shortening the average maturity of the portfolio, reallocating assets into short-term securities, or reducing the level of leverage by repaying outstanding borrowings. These actions are taken with the goal of maintaining the Fund’s risk profile while maximizing returns. However, the success of these strategies is dependent on the Adviser’s ability to accurately predict market movements, and there is no guarantee that such efforts will mitigate leverage risk effectively.

When market conditions are favorable and leverage is expected to benefit shareholders, the Fund could increase leverage by entering into new credit facilities, expanding existing facilities, or issuing preferred shares, subject to regulatory limits. The Fund continuously evaluates the costs and benefits of leverage, adjusting the level of leverage as necessary to optimize the portfolio’s performance while managing risk.

The Fund expects to use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value at risk. The Fund’s use of derivatives, such as swaps, options, and futures, could also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Adviser carefully assesses these risks and integrate them into the broader risk management framework.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund. There are currently [●] Trustees, [●] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. References to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund.

Adviser

The Adviser is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Adviser is a wholly-owned subsidiary of [●] (“[●]” and together with its affiliates, “Sixth Street”).

Principal Owners of Shares

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund could be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. As of [●], the Fund had not commenced investment operations and the only Shares of the Fund were owned by [●].

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

[To be provided by amendment.]

Investment Management Agreement

The investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”) became effective as of [●], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “Delaware Law and Certain Provisions in the Declaration of Trust.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be subject to liability to the Fund or otherwise under the Investment Management Agreement for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, or for any act or omission by the Adviser or its affiliates, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Management

Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from the Investment Management Agreement or the performance of any services under the Investment Management Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

The offices of the Adviser are located at [●], and its telephone number is [●].

Investment Management Fees

The Fund will pay to the Adviser a fee for its services under the Investment Management Agreement consisting of two components: a management fee and an incentive fee in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to [●]% on an annualized basis of the average monthly value of the Fund’s net assets. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. The Investment Management Fee will be accrued monthly and will be due and payable monthly in arrears within [●] Business Days after the end of the month.

The Fund also pays the Adviser an incentive fee based on income quarterly in arrears of [●]% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a [●]% annualized hurdle rate, with a full catch-up.

Incentive Fee

The incentive fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of [●]% per quarter ([●]% annualized).

The Fund will pay the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of [●]% per quarter ([●]% annualized);

•

100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of [●]% per quarter ([●]% annualized). This portion of the Fund’s Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than [●]%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately [●]% of the Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds [●]% in any calendar quarter; and

•

[●]% of the dollar amount of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of [●]% per quarter ([●]% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, [●]% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that the Fund may pay an incentive fee in a calendar quarter in which the Fund incurs an overall loss taking into account capital account losses. For example, if the Fund receives Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, the Fund will pay the applicable incentive fee even if the Fund has incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser expects to enter into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to a Waiver of the fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund, if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, the incentive fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, other investment-related expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term, which ends on [●]. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After [●], either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $[●] in connection with the initial offering of Shares.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter, these initial offering costs will be amortized over twelve months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to recoupment by the Adviser under the terms of the Expense Limitation Agreement.

FUND EXPENSES

The costs associated with the Fund’s investment professionals and staff of the Adviser, when and to the extent engaged in providing the Fund investment advisory and management services, are paid for by the Adviser, other than to the extent described below and more specifically provided for in the Investment Management Agreement.

The Fund bears all other fees, costs and expenses of its activities, operations, administration and transactions, including but not limited to those relating to:

•	organizational and offering expenses related to the Fund’s offering of Shares;

•	calculating individual asset values and the Fund’s NAV (including the cost and expenses of any independent valuation firms);

•

fees and expenses, including travel expenses, incurred by the Adviser, or the Fund’s investment professionals, or payable to third parties, in respect of due diligence on prospective investments and, if necessary, in respect of enforcing the Fund’s rights with respect to existing investments, including, among others, professional fees (including, without limitation, the fees and expenses of consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments;

•

due diligence and research expenses (including an allocable portion of any research or other service that may deemed to be bundled for the benefit of the Fund), as well as the information technology systems used to obtain such research and other information;

•	the Investment Management Fee and any incentive fee;

•	certain costs and expenses relating to distributions paid on the Shares;

•	payments under the Administration Agreement for certain expenses incurred by the Administrator;

•	debt service and other costs of borrowings or other financing arrangements;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	commissions and other compensation payable to brokers or dealers;

•	taxes and governmental fees;

•	Independent Trustee fees and expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staffs;

•

the costs of any reports, proxy statements or other notices to the Fund’s shareholders (including printing and mailing costs), the costs of any shareholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	indemnification payments;

•	information technology and related costs, including costs related to software, hardware and other technological systems (including specialty and custom software);

•

costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith;

•

all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments, including expenses relating to unconsummated investments that may have been attributable to co-investors had such investments been consummated;

•

investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction); direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by the Fund in connection with making investments and administering the Fund’s business.

The Fund bears its allocable portion of the costs of the compensation, benefits, and related administrative expenses (including travel expenses) of its officers who provide operational and administrative services under the Administration Agreement, their respective staffs and other professionals who provide services to the Fund (including, in each case, employees of the Administrator or an affiliate) who assist with the preparation, coordination, and administration of the foregoing or provide other “back office” or “middle office” financial or operational services to the Fund. The Fund reimburses the Administrator (or its affiliates) for an allocable portion of the compensation paid by the Administrator (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund and in acting on behalf of the Fund). Although the Investment Management Agreement and Administration Agreement do not specify a timeframe by which the Adviser, the Administrator or their affiliates, in their respective capacities must be so reimbursed, the Fund expects that it would generally reimburse the Adviser, the Administrator or their affiliates by the end of following quarter in which the expense is recognized.

In addition, from time to time, the Administrator pays amounts owed by the Fund to third-party providers of goods or services. We subsequently reimburse the Administrator for those amounts paid on the Fund’s behalf. We also reimburse the Administrator for the allocable portion of the compensation paid by the Administrator or its affiliates to the Fund’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to the Fund’s business and affairs). All of the expenses described above are ultimately borne by the Fund’s shareholders.

CONFLICTS OF INTEREST AND RELATED CONSIDERATIONS

The following addresses certain important considerations regarding an investment in the Fund. These considerations relate to:

•	Conflicts of interest;

•	The allocation of investment opportunities;

•	Third-party service providers and similar relationships;

•	The amounts paid by the Fund to the Adviser;

•	Fees and expenses charged to the Fund; and

•	Use of leverage.

We urge investors to review carefully and consider the following before making an investment decision. However, this summary is not intended to be an exhaustive list of all actual, apparent or potential conflicts or their potential consequences. Identifying potential conflicts of interest is complex and fact-intensive, and it is not possible to foresee every conflict of interest that may arise during the life of the Fund. Sixth Street sponsors, manages or advises and will sponsor, manage or advise other existing and future-established investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or separate account for which, in each case, the Adviser or one or more of its affiliates acts, or will act, as general partner, manager, managing member, investment adviser, sponsor, or in a similar capacity (collectively, including the Fund, “Sixth Street Clients”). We expect to in the future identify additional conflicts of interest that currently are not apparent or knowable to us or the broader alternative investments industry, as well as conflicts of interest that arise or increase in materiality as Sixth Street and our affiliates or, in certain cases, Sixth Street Clients and their portfolio investments, develop new investment platforms or business lines and otherwise adapt to dynamic markets and an evolving regulatory environment. To the extent we identify conflicts of interest in the future, we intend to provide disclosure of such conflicts and their implications, and could provide supplementary disclosure in our discretion, taking into account the nature, facts, and circumstances of the applicable conflict, in the manner required by law, including, but not limited to, the Investment Company Act and the Advisers Act, as each may apply to the Fund, the Adviser, and their respective affiliates.

We expect to disclose certain conflicts of interest and their implications to our investors through a variety of channels, including on the Form ADV of the Adviser, which will be publicly filed and updated on at least an annual basis with the SEC, in the Fund’s public filings with the SEC, or in other written or oral communications to investors more generally. A copy of the Form ADV will be filed by the Adviser and available at www.adviserinfo.sec.gov, and the Fund’s public filings are available at sec.gov.

We have established allocation policies and procedures (the “Allocation Policies and Procedures”) to ensure that investment opportunities are allocated among the Fund and other Sixth Street Clients in a manner that, over time, is on a fair and equitable basis, and to address certain types of conflicts, including seeking the approval of the Board for certain conflicts when required by or otherwise consistent with the Investment Company Act and the Advisers Act, or otherwise as specifically described in this Prospectus.

Other actions that could be taken by Sixth Street or its affiliates to eliminate or adequately mitigate a conflict could include, by way of example and without limitation, and in each case subject to the Investment Company Act: (i) consulting with, and obtaining from the Board, advice in relation to any conflict of interest, or acting in accordance with standards or procedures approved by such persons to address the conflict of interest; (ii) disposing of the portfolio investment or particular security giving rise to the conflict of interest, or in certain circumstances acquiring additional investments or securities to mitigate the conflict of interest or electing not to pursue a particular portfolio investment on behalf of the Fund; (iii) disclosing the conflict to the Board and/or Sixth Street Client investors (including, without limitation, in drawdown notices, distribution notices, financial statements, quarterly reports or other written or oral communications); (iv) appointing an independent representative to act or provide consent with respect to the matter giving rise to the conflict of interest; (v) validating the arm’s length nature of the conflict transaction by obtaining third-party validation, including by engaging an unaffiliated third-party service, such as the use of an investment bank to opine as to the fairness of a purchase or sale price, or referencing participation by unaffiliated third parties; (vi) abstaining from voting, or exercising its vote in the same manner as a majority of unaffiliated third parties holding the same interests, on matters put to the relevant security-holders of the portfolio investment; (vii) creating groups of personnel within Sixth Street separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise or represent one Sixth Street Client that has a conflicting position with other Sixth Street Clients; or (viii) implementing other policies and procedures (which may be specific to one or more portfolio investments) reasonably designed to eliminate or adequately mitigate the conflict of interest. While we seek to manage any such conflicts on a case-by-case basis in accordance with, as applicable, the Sixth Street Client’s governing documents, the applicable subscription agreement (the “Subscription Agreement”), and certain other documents relating to the relevant Sixth Street Client (“Fund Documentation”) and other factors that could be applicable; provided, however, in most cases the approval of the Board will not be required for actions taken by the Fund, even if such actions could result in conflicts of interest, unless approval is required under the Advisers Act or the Investment Company Act.

Frequently, the nature of a potential conflict of interest will evolve over time, for example as an underlying issuer or borrower becomes more or less stressed or distressed or Sixth Street Clients acquire or dispose of positions in the underlying issuer or borrower. As a result, the approach we take to mitigating a conflict of interest, and implementation of related policies and procedures, is expected to correspondingly evolve over time as the facts and circumstances relating to the particular conflict change. In most circumstances, the Fund’s governing documents do not require it to take specific enumerated actions in order to mitigate or resolve a conflict of interest. We nevertheless seek to take such actions, which could include without limitation those described above, as we determine necessary or appropriate to mitigate or resolve an applicable conflict of interest, with regard for the nature, facts and circumstances of such conflict. In most cases, the resolution of the conflict will depend entirely on the exercise of our discretion in light of the relevant facts and circumstances at the time, including the immediate and longer-term interests of the Fund and its shareholders. The specific weight ascribed to each of the relevant factors is a subjective judgment about which reasonable people could differ. There can be no assurance that Sixth Street will identify or resolve all conflicts of interest in a manner that is favorable to the Fund or its shareholders.

The following discussion enumerates certain actual, apparent or potential conflicts of interest and how we intend to manage them. You should carefully evaluate these considerations before making an investment in the Fund. Investors in the Fund will be deemed to have:

•

acknowledged the existence of the actual, apparent or potential conflicts of interest described below, that such conflicts are often resolved by the same professionals or overlapping groups of professionals within Sixth Street and/or its affiliates, and that such conflicts will not necessarily be resolved in favor of or in a manner beneficial to the interest of the Fund; and

•

acknowledged that (i) we expect to in the future identify and disclose additional conflicts of interest; and (ii) regardless of any such conflict of interest or our disclosure of it, your ability to dispose of your interest in the Fund is generally expected to be limited to quarterly tender offers conducted in the Board’s sole discretion.

Conflicts of Interest

Relationship with Sixth Street and its Affiliates

The Adviser, an affiliate of Sixth Street, provides investment advisory services to the Fund pursuant to the Investment Management Agreement, and is registered with the SEC as a registered investment adviser under the

Advisers Act. The Adviser also serves as the Fund’s administrator pursuant to the Administration Agreement. Sixth Street’s affiliated SEC-registered investment advisers provide investment advisory services to a number of other Sixth Street Clients, and affiliates of Sixth Street act as general partners (or the equivalent) of these vehicles and in connection with such activities receive fees and compensation, including performance-based and other incentive fees. Investors will not receive a benefit from any fees earned by Sixth Street or its affiliates from such other advisory services. In addition, Sixth Street and its affiliates currently, and expect in the future to, engage in a broad range of activities, including pursuing investments for Sixth Street Clients and providing other services to the Sixth Street Clients and their portfolio investments.

We expect the Fund to benefit from the Adviser’s position within the broader Sixth Street platform because the Adviser will have access to the contacts and industry knowledge of Sixth Street’s investment teams. This access should enhance our transaction-sourcing capabilities for the Fund, and we will also be able to consult with these teams on specific industry issues, trends and other matters to complement the Fund’s investment process. However, the Sixth Street platform could also benefit, directly or indirectly, from the activities of the Fund, and such benefits will not be shared with the Fund, and Sixth Street’s and its affiliates’ other activities are expected to subject Sixth Street and its affiliates to a range of conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if their respective businesses were limited to advising the Fund.

Accordingly, the Adviser, its investment professionals and members of the Fund’s investment committee are expected to face a number of actual, apparent and potential conflicts of interest involving the Fund, Sixth Street and Sixth Street Clients, including conflicts in the allocation of investment opportunities among the Fund and other Sixth Street Clients, as well as the allocation of their time and attention among these funds, as described in further detail below.

Investment Opportunities Available to the Fund

Members of Sixth Street’s senior management, the Adviser, the Fund’s investment committee and other Sixth Street investment professionals are and will continue to be active in Sixth Street Clients that have investment objectives and strategies that are the same as or similar to those of the Fund, and that therefore pursue investment opportunities that are expected to overlap with those pursued by the Fund. When investment opportunities are appropriate for more than one Sixth Street Client, including the Fund, Sixth Street is committed to allocating investment opportunities among the Fund and other Sixth Street Clients in a manner that, over time, is on a fair and equitable basis. Accordingly, in these circumstances, the Fund could receive a smaller allocation of an investment opportunity that falls within its investment objectives and strategies than it would otherwise be allocated, or it may not receive an allocation at all. Sixth Street has established the Allocation Policies and Procedures to guide the determination of such allocations. Subject to applicable law, including the Investment Company Act, and the Board’s oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund. Further, except as required by the terms of the Co-Investment Order, the Adviser is not required to offer any investment opportunities to the Fund and, as such, Sixth Street expects to offer investment opportunities, in whole or in part, to one or more Sixth Street Clients (rather than the Fund), even where Sixth Street is not required to offer these opportunities to such affiliated funds under the relevant governing documents for those affiliated funds. See “—Allocation Considerations Specific to the Fund”.

Although, as a general matter, Sections 17 and 57 of the Investment Company Act restrict the ability of registered investment companies and business development companies (“BDCs”) to engage in transactions with “affiliated persons,” such as transactions between the Fund and other Sixth Street Clients, registered investment companies and BDCs may rely on historical SEC staff interpretations of the Investment Company Act, or on regulations promulgated by the SEC under Sections 17 and 57, to engage in such transactions in certain limited circumstances. Alternatively, a registered investment company or BDC may apply to the SEC for an individualized exemptive order (commonly known as a “co-investment order”) that permits a broader range of affiliated transactions, subject to a variety of conditions and requirements to be found in each such co-investment order. As discussed in “The Fund’s Investments—Investment Strategies,” Sixth Street has been granted the

Co-Investment Order from the SEC. Under the Co-Investment Order, pursuant to and subject to the requirements of such order, the Fund will be permitted to co-invest alongside Sixth Street Clients in a broader range of affiliated transactions.

Opportunities for investment by Sixth Street Clients is expected to arise when investment advisory personnel of the Adviser (who also serve as investment advisory personnel of other Sixth Street investment advisers or otherwise provide investment advisory services to other Sixth Street Clients) become aware of investment opportunities that could be appropriate for one or more Sixth Street Clients, including the Fund. Pursuant to the Co-Investment Order, the Board of the Fund, including all of its independent trustees, will establish certain objective criteria (the “Investment Criteria”) to describe investment opportunities of which the Fund’s Adviser is required to be notified when Sixth Street investment advisory personnel become aware of them. The Investment Criteria are required to be consistent with the Fund’s objectives and strategies. If no Investment Criteria are in effect, all potential co-investment transactions that fall within the Fund’s then-current investment objectives and strategies will be made available to the Fund. The Adviser could from time to time recommend criteria for the Board’s consideration, but Investment Criteria will only become effective if approved by a majority of the Fund’s Independent Trustees. The Independent Trustees may at any time rescind, suspend or qualify their approval of any Investment Criteria.

If Sixth Street investment advisory personnel become aware of an opportunity that meets the Fund’s Investment Criteria, Sixth Street will be required under the Co-Investment Order to notify the Fund’s Adviser, and to provide the Adviser with the same information as is obtained by any other Sixth Street investment adviser considering the opportunity for its own clients, which information will be sufficient to allow the Adviser to make its independent determination and recommendation. The Fund’s Adviser will then make an independent determination of the appropriateness of the investment for the Fund in light of the Fund’s then-current circumstances.

If the Adviser determines that the investment is appropriate for the Fund, then it will formulate a recommendation regarding the proposed order amount for the Fund. In doing so, the Adviser is expected to consider such factors, among others, as investment guidelines, issuer, industry and/or geographical concentration, availability of cash and other opportunities for which cash is needed, tax considerations, leverage covenants, regulatory constraints (such as requirements under the Act), investment horizon, potential liquidity needs and the Fund’s risk concentration policies.

As discussed below, the fact that the Fund’s Adviser is required to be notified of opportunities that fall within the Investment Criteria does not mean that the Fund will have priority over other Sixth Street Clients when investing in a given opportunity. Rather, under the terms of the Co-Investment Order, and, to the extent that demand for the opportunity exceeds the amount of the opportunity, the allocation of the opportunity will be made pro rata among the Fund and other Sixth Street Clients. Further, the Fund is not obligated to participate in every investment opportunity presented to the Adviser for consideration on behalf of the Fund.

Various actual, apparent or potential conflicts of interest are expected to also arise from the overall advisory, investment and other activities of Sixth Street, the Adviser, and their affiliates, and their respective clients and portfolio investments. Sixth Street and its affiliates are broad-based alternative investment platforms that have undergone significant development and diversification since their inception. As such, they currently manage Sixth Street Clients in addition to the Fund, and expect to continue to sponsor and manage new Sixth Street Clients in the future, as described in further detail below in “ —New Sixth Street Clients,” as they continue to develop their respective investment management and related businesses, including businesses related to or incubated by existing platforms or Sixth Street Clients, or by engaging in strategic transactions involving the acquisition of, or business combination with, other investment platforms (see also “ —Other Businesses”).

Existing Sixth Street Clients

Sixth Street or its affiliates sponsor, manage, or advise existing Sixth Street Clients that seek investment opportunities across a range of investment objectives, strategies, and mandates. The investment objectives of a number of these Sixth Street Clients overlap with the investment objectives of the Fund. As a result, and as described in further detail below, Sixth Street or its affiliates, including the Adviser, expect, from time to time, to be presented with investment opportunities that fall within the investment objectives of both the Fund and other existing Sixth Street Clients. The Fund’s investment strategies include investing in opportunities of the type generally made by these Sixth Street Clients. The conflicts are described more fully in “—Allocation Considerations Specific to the Fund,” “—Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients.”

New Sixth Street Clients

Sixth Street and its affiliates are generally not restricted from establishing or managing new investment funds or vehicles, which could be successor funds to Sixth Street’s existing funds, platforms for new investment strategies, or relating to, and overlapping with, investment strategies of Sixth Street’s existing funds. As described further below, each new investment fund or vehicle increases the likelihood that investment opportunities will be subject to overlapping investment mandates. Sixth Street will likely be obligated to offer certain investment opportunities to new Sixth Street Clients formed in the future (including investment opportunities that are suitable for, and would have otherwise been offered solely to, the Fund). Consequently, investment opportunities ultimately offered to the Fund could be fewer in number, smaller in size or less attractive than those offered to and/or invested in by Sixth Street Clients, or that could otherwise have been offered to the Fund in the absence of Sixth Street’s and its affiliates’ ability to form and manage such Sixth Street Clients. In particular, Sixth Street or its affiliates has formed, and expects to form in the future, one or more Sixth Street Clients whose principal investment focus is expected to overlap with, and be substantially similar to, the Fund and which would co-invest alongside the Fund.

In addition, Sixth Street or its affiliates have established Sixth Street Clients and expect in the future to establish additional Sixth Street Clients to pursue investment opportunities in connection with advisory or discretionary asset management services provided by Sixth Street and/or its affiliates to portfolio investments of one or more Sixth Street Clients and/or to opportunistically invest in insurance and insurance- or reinsurance-related companies and portfolios. See “ —Other Businesses.”

Sixth Street or its affiliates expects to also form additional credit, income generative and/or total return focused vehicles, which may include registered investment companies, BDCs or other investment vehicles (“Additional Regulated Funds”). The formation of new credit and/or total return focused lending vehicles, including Additional Regulated Funds, has the potential to create conflicts of interest with the Fund and subject the Fund to certain limitations and restrictions, including conflicts of interest that may be similar to, or generally consistent with, those described in “ —Investing Alongside Sixth Street Clients (including Regulated Funds and Additional Regulated Funds)” with respect to Sixth Street Clients and Additional Regulated Funds. In particular, an Additional Regulated Fund may (i) be required to be offered certain investment opportunities on a priority basis before the Sixth Street Clients; and/or (ii) limit the ability of the Fund to exercise certain remedies or take certain actions with respect to issuers or companies in which the Fund and such Additional Regulated Fund are both invested.

New Sixth Street Clients might also include other private equity, debt, real estate, infrastructure, energy, venture capital, liquid/public strategies (including publicly traded debt and equity securities), structured product, Sixth Street-managed securitizations, asset based origination and finance funds or companies or other debt or asset funds or vehicles, separately managed accounts, hedge funds, special purpose acquisition vehicles, collateralized loan obligation issuers, emerging markets funds and other geographic-, industry- or strategy-focused managed pools, accounts or funds, or segregated or similar vehicles, that follow investment programs substantially similar to the investment strategy of the Fund, including, without limitation, investment vehicles focused primarily on (i) Income-Generative investments; (ii) Structured Capital Solutions and/or (iii) Value Opportunities investments, or other managed pools, accounts or funds, or segregated or similar vehicles formed to invest across a number of strategies. New Sixth Street Clients could also include open-ended funds, vehicles or accounts designed to systematically invest alongside the Fund. New Sixth Street Clients could also include funds or vehicles formed for non-institutional or similar categories of investors (for instance, high-net worth retail and/or wealth focused-funds or vehicles, such as tender funds or interval funds). See “—Allocation Considerations Specific to the Fund.”

Accordingly, as Sixth Street and its affiliates continue to develop new businesses and manage new Sixth Street Clients, and as markets evolve, the architecture required to define Sixth Street’s and its affiliates’ obligations to offer investment opportunities to Sixth Street Clients and the Fund, both as between Sixth Street’s and its affiliates’ respective platforms, and among businesses within those platforms, is becoming, and will continue to become, increasingly complex and nuanced, as are the determinations necessary to interpret and distinguish those obligations, especially where the relevant governing document provisions for the Sixth Street Clients are not determinative and/or can be interpreted by reasonable people in different ways. We anticipate that we will be required to make an increasing number of determinations as to the scope and priority of our obligations to offer certain investment opportunities to our Sixth Street Clients, including where such investment opportunities fall within the investment objectives of more than one Sixth Street Client (as set forth below, see “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients”). As new Sixth Street Clients are formed, the architecture and the application thereof by Sixth Street and its affiliates is expected to evolve in order to comply with, and effectuate the terms of, the governing documents of the Fund and such new Sixth Street Clients, particularly where Sixth Street Clients have overlapping investment objectives. For instance, an investment which on the Initial Closing would have been offered to the Fund could be subject to a different allocation at a later point in time as new Sixth Street Clients are formed and begin investing. Although we design such architecture in a manner intended to ensure that investment opportunities are allocated on a fair and equitable basis over time and that we comply or act in a manner consistent with the governing documents or marketing materials of all Sixth Street Clients and applicable law, such determinations will generally be made by Sixth Street and its affiliates without consultation with, or approval by, the Fund’s Board or advisory committees of, or investors in, other Sixth Street Clients, and the justifications for such determinations could be subjective, difficult to definitively articulate or record, or subsequently prove to have been incorrect or based on incorrect or incomplete information, or affected by unexpected market developments. Any such determination made by Sixth Street and/or its affiliates may not be, and need not be, the particular determination that is the most favorable to the Fund. See also “ —Interpreting the Provisions of our Fund Documentation and Other Legal Requirements.”

Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients

Sixth Street and its affiliates expect to be frequently presented with investment opportunities that fall within the investment objectives of both the Fund and other Sixth Street Clients. Determinations as to the allocation of investment opportunities among Sixth Street Clients will be made by Sixth Street and its affiliates in their sole discretion, in accordance with the Allocation Policies and Procedures and the “obligation to offer” provisions contained in the applicable Sixth Street Client Fund Documentation, including any limited partnership agreement or other constitutive documents, or marketing materials, or any other applicable contractual, regulatory or similar obligations binding on Sixth Street, the Adviser or their respective affiliates, subject to the Investment Company Act. In the event that such Fund Documentation or marketing materials or other obligations are not determinative, which may frequently be the case, we generally assess whether an investment opportunity is appropriate for a particular Sixth Street Client based on, among other things, the Sixth Street Client’s investment objectives, strategies and structure, as reflected in its governing documents as well as portfolio construction considerations. Once the Sixth Street Clients that may participate in an investment opportunity have been identified, we intend to allocate the investment opportunity in accordance with the Allocation Policies and Procedures, which are subject to change over time. These Allocation Policies and Procedures are based on factors intended to allocate investment opportunities in a manner that, over time, is on a fair and equitable basis, and that Sixth Street and its affiliates reasonably determine in good faith to be appropriate, including, but not limited to, and in each case and for the avoidance of doubt with respect to the Fund and such other Sixth Street Clients, as applicable (the “Allocation Factors”):

•

the Fund’s and each such other Sixth Street Client’s investment objectives and investment focus, including geographical considerations and the specificity of the Fund’s and such other Sixth Street Client’s investment mandate;

•	the Sixth Street and/or affiliated professionals who are expected to monitor and oversee such investment;

•

the expected amount of capital required for the investment, as well as the Fund’s and each such other Sixth Street Client’s current and projected capacity which, in certain circumstances, will include amounts attributable to available, anticipated or target leverage for investing (including for any potential follow-on investments), which may take into account capital deployment, anticipated future funding obligations, and the timing of commitment period expiration or termination (if any) applicable to the Fund or each such other Sixth Street Client;

•	the timing of capital inflows, outflows and anticipated commitments, subscriptions, distributions and/or other capital activities;

•	the Fund’s and each such other Sixth Street Client’s targeted rate of return and investment holding period;

•	the stage of development of the prospective portfolio investment or other investment;

•	the existing portfolio of investments of the Fund and each such other Sixth Street Client and its portfolio construction goals (e.g., concentration, diversification, etc.);

•	the risk profile of the investment opportunity and the Fund and each such other Sixth Street Client;

•	the expected life cycle of each such other Sixth Street Client;

•	any allocation or investment targets or restrictions (e.g., industry, size, etc.) of the Fund and each such other Sixth Street Client;

•	the ability of the Fund and each such other Sixth Street Client to accommodate structural, timing and other aspects of the investment process;

•	the Fund’s and each such other Sixth Street Client’s “demand” or desired allocation of an investment opportunity;

•

the total size of the investment opportunity that is available or that is anticipated to be available to the Fund and to other Sixth Street Clients, which will depend on a variety of factors, including whether a liquid market exists for the prospective portfolio investment, the extent of such liquidity, the size of the underlying issuer, the anticipated trading volume of the underlying security and the general economic conditions affecting fluctuations in market prices;

•

the type and class of security or investment instrument comprising the investment opportunity, the anticipated level and mechanisms of control or influence over the underlying issuer, borrower or company, the value creation strategy associated with the investment opportunity, and the nature of the underlying assets underwritten or collateralized in connection with such investment opportunity;

•	the professionals who sourced the investment opportunity;

•	legal, tax, contractual, regulatory or other considerations that we deem relevant (including, for the avoidance of doubt, applicable law and any duties imposed thereby);

•	investment excuse rights and other investment restriction-related rights specific to investors in certain Sixth Street Clients; and

•	any other factors deemed relevant by Sixth Street and its affiliates in their sole discretion.

The relevance of each of these criteria set forth above will vary from investment opportunity to investment opportunity, with no single factor consistently outweighing the others. While the facts and circumstances of each allocation decision will be determinative, the allocation process could (but will not be required to) afford prior decisions precedential value, especially where the investment objectives of the Fund and one or more other Sixth Street Clients regularly overlap.

In addition to the aforementioned criteria, regulatory obligations with respect to the allocation of investment opportunities currently apply to the Fund and BDCs advised by the Adviser and/or its affiliates (together, the “Regulated Funds”), and have the potential to be applicable to certain new Sixth Street Clients (including Additional Regulated Funds). Such regulatory obligations are imposed directly by applicable law or regulation, apply as a result of the terms of any co-investment orders obtained in the past or that may be obtained in the future permitting co-investments with Regulated Funds, Additional Regulated Funds, and other Sixth Street Clients in certain circumstances, or apply as a result of “Investment Criteria” or other policies or procedures designed to comply with applicable law, regulation or the applicable co-investment order, if any.

More specifically, each Regulated Fund is a BDC regulated under the Investment Company Act or a closed-end fund registered under the Investment Company Act. As discussed above, under the Investment Company Act, absent a co-investment order, a Regulated Fund is generally not permitted to co-invest with affiliated persons, such as the other Sixth Street Clients, unless, pursuant to historical SEC staff no-action positions, the only terms being negotiated are price and amount of securities to be acquired. The Adviser and its affiliates have applied for and been granted such a co-investment order. Accordingly, the Fund is permitted to, subject to the conditions of that order, co-invest alongside Sixth Street Clients (other than the Fund) in Sixth Street originated or negotiated investments.

The Fund is expected to be generally restricted from pursuing transactions that would result in the Fund (alone or together with certain other Sixth Street Clients) exercising control over the target company (for example, holding greater than 25% of the outstanding voting securities), and the same restrictions are expected to be applicable to any Additional Regulated Funds. More generally, the considerations described above with respect to the Regulated Funds are also expected to similarly apply to any Additional Regulated Fund, as described further in “ —Obligations to Offer Investment Opportunities to Sixth Street Clients—New Sixth Street Clients.” Therefore, with respect to co-investment transactions, prospective investors in the Fund should understand that the Fund may be restricted from pursuing certain investment opportunities as a result of the conditions of the co-investment order. See also “ —Investing Alongside Sixth Street Clients (including Regulated Funds and Additional Regulated Funds)” for further information on certain conflicts which may arise in connection with co-investments with other Sixth Street Clients.

The application of the Allocation Policies and Procedures to investment opportunities is a fact-intensive exercise that involves significant subjective judgment, especially in light of the complex transactions that the Fund and other Sixth Street Clients are expected to undertake (including in persons with complex capital structures). Determinations as to whether an investment opportunity is suitable for one or more Sixth Street Clients are expected to be highly dependent on the relevant facts and circumstances.

In exercising its discretion with respect to decisions regarding the allocation of investment opportunities, Sixth Street or its affiliates could make allocation decisions that, in retrospect, were based on incomplete or otherwise imperfect information, or could accord greater weight to only a few factors or even a single factor listed above with respect to a specific investment opportunity (for example, return expectations of an investment generally or relative to the Fund’s or another Sixth Street Client’s targeted rate of return or relevant expertise and the sourcing of an investment opportunity could be disproportionately considered, especially where other factors are not determinative). In certain circumstances we expect the investment focuses and objectives of the Fund or the applicable other Sixth Street Clients will be accorded greater weight. For example, where an investment opportunity falls within the investment mandates of the Fund and a Sixth Street Client which, like the Fund, is not subject to an obligation to offer or similar allocation priority but one of the Fund or the Sixth Street Clients has a narrower or more specific investment mandate, we would expect our consideration of the Allocation Factors, in certain cases, could lead us to place greater weight on the investment focuses and objectives of the Fund and the Sixth Street Clients and potentially allocate the full amount or a greater portion of such investment opportunity to the Fund or the Sixth Street Clients, depending on which has the more specific investment mandate. Furthermore, the weight Sixth Street or its affiliates ascribe to certain considerations will evolve over time, including in response to, among other things, changes in market conditions, the competition for investments and the mix of investment opportunities available to the Fund and the other Sixth Street Clients. There can be no assurance that an allocation determination will be the particular determination that is the most favorable to the Fund.

Further, in making an allocation decision, a variety of actual, apparent or potential conflicts of interest are expected to arise. For example, in allocating an investment opportunity among Sixth Street Clients (including Sixth Street Clients that are co-investment vehicles, pursuing similar or overlapping strategies) with different fee, expense and compensation terms and structures, the Adviser, Sixth Street and its affiliates have an incentive to allocate investment opportunities to the funds or other vehicles from which the Adviser, Sixth Street and/or its affiliates or their affiliates derive, directly or indirectly, a higher fee, compensation or return. Such terms and structures, including with respect to incentive- or performance-based compensation, applicable to certain Sixth Street Clients differ significantly from those of the Fund, and the same may be true of Sixth Street Clients formed in the future. For example, certain Sixth Street Clients have or are expected to have carried interest or other incentive-based compensation structures that are based on increases in the value of fund assets (including on an unrealized basis) and/or where entitlement to such compensation is dependent upon such increases in value exceeding a specified benchmark rate (for example, a market index). See also “ —Allocation of Fees and Expenses for Broken Deals” and “ —Allocations Among Sixth Street Clients and Sixth Street.” This would similarly apply where affiliates of the Adviser and Sixth Street also serve in an advisory or discretionary asset management capacity with respect to any Sixth Street Client’s portfolio companies, including portfolio companies that are expected to invest in investments in which the Fund also invest (see “ —Other Businesses” below).

In addition, our professionals (some of whom will be responsible in part for making allocation decisions) will generally participate indirectly in investments made by the Sixth Street Clients in which they invest. To the extent such professionals are responsible in part for making allocation decisions, they could have an incentive to allocate an attractive investment opportunity (in whole or in part) to those Sixth Street Clients in which they invest or in which they have a larger interest, including where such professionals are entitled to carried interest or similar incentive compensation from one Sixth Street Client but not another, even in circumstances where it would be more appropriate, in light of the factors enumerated above, for the opportunity to be allocated to the Fund. See “ —Interests of Our Professionals in the Fund, Sixth Street Clients and Other Entities” below.

As with our other allocation decisions, our allocation procedures and principles are designed to, but will not necessarily always succeed to, mitigate the risk that financial and other incentives improperly influence such decisions. However, if a decision is made to allocate all or any portion of an investment opportunity to one or more Sixth Street Clients, the amount available to the Fund for investment will be correspondingly reduced. Accordingly, the participation by the Fund in investments with Sixth Street Clients is expected to vary on an investment-by-investment basis and there are expected to be investments within the Fund’s investment objective made by Sixth Street Clients, in which the Fund does not participate or does not participate to the same extent as other investments.

Allocation Considerations Specific to the Fund

Sixth Street or its affiliates, including the Adviser, expect, from time to time, to be presented with investment opportunities that fall within the investment objectives and strategies of both the Fund and other Sixth Street Clients. The Fund’s investment strategies include investing in opportunities of the type generally made by certain Sixth Street Clients. The conflicts are described more fully in “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients” and “ —Investing Alongside Sixth Street Clients (including Regulated Funds and Additional Regulated Funds),” and can be expected to occur more frequently to the extent that the Fund regularly or systematically participates in investment opportunities alongside other Sixth Street Clients, subject to the Investment Company Act.

As described above, Sixth Street has received the Co-Investment Order, which allows the Fund greater flexibility to co-invest alongside other Sixth Street Clients, and permits the Fund greater flexibility to negotiate the terms of co-investments if its Board determines that it would be advantageous for it to do so.

Under the terms of the Co-Investment Order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Fund’s Independent Trustees is required to make certain conclusions in connection with a proposed co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned and (2) the proposed transaction is consistent with the interests of the Fund’s shareholders and the policy of the Fund as recited in its public filings, its registration statement, and its reports to shareholders.

Apart from the Co-Investment Order, the Fund may also co-invest alongside Sixth Street Clients pursuant to other regulations and interpretations of the Investment Company Act, for example if the only term negotiated as to the investment is price. Subject to the terms of the Co-Investment Order, or, as applicable, other Investment Company Act restrictions on co-investments with affiliates, Sixth Street will notify the Fund’s Adviser, of all investment opportunities that meet certain objective “Investment Criteria”, as described further in “ —Investment Opportunities Available to the Fund” above. The Fund will not likely participate in each individual opportunity, but rather will, on an overall basis, be entitled to participate equitably with other Sixth Street Clients pursuant to the Allocation Policies and Procedures. The Board will regularly review these Allocation Policies and Procedures.

It is anticipated that there will frequently be investment opportunities that Sixth Street becomes aware of that will be appropriate for and of interest to the Fund and one or more Sixth Street Clients, and that these opportunities will be limited in amount, such that demand for a given opportunity among the Fund and other Sixth Street Clients will exceed the amount of the opportunity available for investment. The Adviser, in its capacity as the investment adviser to the Fund, has adopted policies that require it to be promptly notified of any potential opportunity that falls within the Fund’s Investment Criteria. We refer to this notification requirement, as it pertains to the Fund, including the requirements of the Co-Investment Order, as the “Regulatory Obligation.”

When the Adviser is so notified of an opportunity, it will make an independent determination of the appropriateness of the investment for the Fund in light of the Fund’s then-current circumstances.

Although Sixth Street is subject to this Regulatory Obligation to notify the Fund’s Adviser and investment advisory personnel of any applicable investment opportunity, other Sixth Street Clients may have demand for the investment opportunity, and the Fund will not have priority over other Sixth Street Clients when investing in opportunities that are of interest to both the Fund and one or more Sixth Street Clients. Rather, since demand for such opportunities among the Fund and other Sixth Street Clients will often exceed the amount of the opportunity available for investment, such opportunities will be allocated fairly and equitably over time between the Fund and the other Sixth Street Clients, in accordance with the Allocation Policies and Procedures, as outlined in “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients,” including the

Allocation Factors and the terms of the Co-Investment Order. As a result, investment opportunities falling within the Fund’s Investment Criteria that would otherwise have been offered solely to the Fund will be limited to the extent that such investment opportunities are also suitable for one or more other Sixth Street Clients (including any Sixth Street Client that is established in the future). These limitations are expected to increase over time as new Sixth Street Clients are formed that have investment objectives and strategies that overlap with those of the Fund (including as further described below regarding investment vehicles focused primarily on income generative, value dislocation or structured capital solutions investments). See also “ —Investment Opportunities Available to the Fund —New Sixth Street Clients.” In any event, the Adviser is committed to allocate such opportunities in a manner that over time is fair and equitable.

If the Adviser determines that an investment opportunity is not suitable for the Fund, the Fund will not participate in the investment opportunity.

To the extent the Fund competes with one or more Sixth Street Clients for investment opportunities, Sixth Street will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) Sixth Street’s internal conflict of interest and Allocation Policies and Procedures, (2) the requirements of the Advisers Act and (3) certain restrictions under the Investment Company Act regarding co-investments with affiliates, as modified by the Co-Investment Order, in each case in compliance with the terms and conditions of the Co-Investment Order. The Allocation Policies and Procedures are intended to ensure that, over time, the Fund shares equitably in investment opportunities with other Sixth Street Clients, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for the Fund and such other Sixth Street Clients.

When the Fund co-invests alongside Sixth Street Clients, such investments will be made consistent with the Allocation Policies and Procedures. Sixth Street will determine separately the amount of any proposed investment to be made by the Fund and eligible Sixth Street Clients. If sufficient securities or loan amounts are available to satisfy the Fund’s and each such Sixth Street Client’s proposed investment, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by the Fund and other Sixth Street Clients, the Allocation Policies and Procedures provide that allocations among the Fund and other accounts will generally be made pro rata, based on the Fund’s and each Sixth Street Client’s initial pre-transaction demand.

To the extent that the Fund does not have available capital, or is at or near its targeted leverage ratio, the Fund could receive smaller allocations, if any, on new investment opportunities under the Allocation Policies and Procedures.

In situations in which co-investment with other Sixth Street Clients is not permitted or appropriate, such as when, in the absence of a co-investment order, the Fund and such other entities would be making different investments in the same issuer, Sixth Street will need to decide whether the Fund or such other entity or entities will proceed with the investment. Sixth Street will make these determinations based on its Allocation Policies and Procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.

The Adviser’s determination as to whether or not an investment opportunity falls within the Regulatory Obligation (including the requirements of the Co-Investment Order) will be subject to the considerations described above in “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients.” We expect that such determinations, including whether or not certain investments constitute suitable opportunities for the Fund, will involve significant complexity and facts and circumstances analysis, in particular with respect to certain types of investments. Certain investments are not expected to be appropriate for the Fund. In determining the applicability of the Regulatory Obligation, including where the nature of the underlying investment opportunity is more complex, we expect to take into consideration a variety of additional factors, including the size and nature of the underlying issuer, borrower or company and the associated financing, the type and class of security or investment instrument comprising the investment opportunity, the anticipated level and mechanisms of control or influence over the underlying issuer, borrower or company, the value creation strategy associated with the investment opportunity, the nature of the underlying assets underwritten or collateralized in connection with such investment opportunity, and the level of downside protection offered by the structure or features of the investment opportunity. Further, our views in relation to one or more of these factors could change over time or could be applied differently as they relate to different geographies, industries or sectors. There can be no assurance that any particular determination as to the applicability of the Regulatory Obligation will be the determination that is the most favorable to the Fund or its shareholders.

While Sixth Street is required to notify the Fund’s Adviser of any investment opportunities that fit within the Investment Criteria, the investment objective of the Fund is broader than the Investment Criteria, and encompasses a greater range of investment opportunities than those subject to the Investment Criteria. As such, we expect that certain investment opportunities falling outside of the Investment Criteria but otherwise appropriate for the Fund, in light of its investment objectives and the Allocation Factors above, will be allocated to the Fund.

As discussed in greater detail in “Obligations to Offer Investment Opportunities to Sixth Street Clients— New Sixth Street Clients,” we expect that certain new Sixth Street Clients that may be formed by Sixth Street or its affiliates, including investment vehicles focused primarily on Income-Generative, Structured Capital Solutions or Value Opportunities investments (regardless of the investment instruments or structures through which such funds may pursue investments), will have overlapping investment objectives with the Fund and, as a result, we expect that, in the future, certain investment opportunities that would otherwise be solely or majority allocated to the Fund will instead be partially, or potentially mostly, allocated to such new Sixth Street Clients.

Sixth Street anticipates establishing one or more investment vehicles to invest alongside the Fund as part of their investment mandate, objectives, or strategies. Such vehicles may include vehicles intended to make substantially similar investments as the Fund. These vehicles will be subject to the same Allocation Policies and Procedures described above with respect to other Sixth Street Clients (i.e., investment opportunities will be allocated to them in accord with the Allocation Policies and Procedures), and, as a result, the formation of any such vehicles can be expected to decrease the overall amount of any investment opportunity that is ultimately allocated to the Fund. The participation of any such Sixth Street Client alongside the Fund will have the practical effect of enlarging the capital available to Sixth Street for deployment in the Fund’s investment program and will not be counted toward any limitation on aggregate subscriptions to the Fund.

Allocation of Fees and Expenses for Broken Deals

Subject to the Investment Company Act and the Co-Investment Order, we employ similar procedures and principles when allocating fees and expenses incurred in connection with “broken deals”, including expenses incurred in connection with specialized operational services or in-house services or potential investments that we actively consider but do not consummate. That is, we generally make fee and expense allocation decisions while a transaction is pending based on our best judgment of the Sixth Street Client(s) to which we ultimately expect to allocate the investment. These judgments are necessarily subjective, especially when a transaction is terminated particularly early in the diligence process. If, for example, the Fund and one or more other Sixth Street Clients considered making an investment that was not consummated, the expenses would typically be allocated among the Fund and such other Sixth Street Clients eligible to reimburse expenses of that kind. In all such cases, subject to applicable legal, contractual or similar restrictions, fee and expense allocation decisions will generally be made by us using our best judgment, considering such factors as we deem relevant based on the facts and circumstances. Although such fees and expenses will typically be allocated pro rata between the Fund and the relevant Sixth Street Clients in accordance with their proposed investments in the investment opportunity, such allocations are not always expected to be proportional (e.g., they may be based on historical allocations within a certain sub-class of investments rather than proportional by available capital) and in some circumstances another allocation method could be applied when it is determined to be more equitable (for example, where a pro rata allocation is inconsistent with arm’s-length terms that would reasonably be expected to apply to such a transaction if the Fund, or the Fund and the relevant Sixth Street Clients, were not affiliated). Furthermore, these judgments are made after the decision to not pursue the investment has been made. There can be no guarantee that the estimated allocation would not be different if the investment had progressed further and, for example, additional due diligence or other information had been provided that would change the expected allocation among the Fund and/or Sixth Street Clients. That a transaction has been abandoned (and when it has been abandoned) is itself a determination that will involve discretionary judgement, taking into account the facts and circumstances of the transaction. Where we determine that a transaction has been abandoned, we could in the future pursue transactions in, or with the same, or a related, underlying company or issuer, in which case the Sixth Street Clients to which such new investment opportunity is allocated will have the potential to benefit from investment-related information obtained during the initial due diligence process.

An investor in the Fund generally will bear its pro rata share of fees and expenses for “broken deals,” or potential investments pursued by the Fund.

The financial position of the Fund and the relevant Sixth Street Clients could incentivize Sixth Street to allocate such fees and expenses to one fund and not another. For example, it would be advantageous to allocate broken deal fees and expenses to a fund that is not expected to pay carried interest to its general partner, as the fees and expenses would not affect the amount of carried interest paid—it would be zero in any case; a similar incentive could arise where a fund is paying carried interest at a lower rate than other funds. Conversely, it typically would be disadvantageous as an economic matter to allocate broken deal fees and expenses to a fund that is paying carried interest, as doing so would delay and reduce the amount of carried interest paid to the relevant general partner. As with our other allocation decisions, our allocation procedures and principles are designed to (but may not succeed to) help mitigate the risk that financial incentives improperly influence the allocation of broken deal fees and expenses.

In addition, as described in “ —Allocation of Co-Investment Opportunities” below, in certain instances we will evaluate investment opportunities that, if consummated, would likely be offered in part to prospective co-investors (including Sixth Street Clients that are co-investment vehicles). If such a potential investment is not consummated, the full amount of any expenses relating to such potential but not consummated investment (including expenses that might otherwise have been organizational expenses of the relevant co-investment vehicle and including reverse termination or other “broken deal” fees, extraordinary expenses such as litigation costs and judgments and other expenses) will typically be borne entirely by the Fund (and any other Sixth Street Clients that would have participated in such investment (other than any Sixth Street Clients that are co-investment vehicles)), rather than by any prospective co-investors, even where a transaction is terminated late in the due diligence or closing process and there was a substantial likelihood that such co-investors would have participated in the investment had the transaction been consummated. This can also be the case in circumstances where co-investors made commitments to participate in the potential investment because, in those instances, agreeing not to require the relevant co-investment vehicle to bear such reverse termination or other “broken deal” fees or expenses described above is needed in order to obtain the commitments from the co-investors. Alternatively, there could be scenarios where the potential investment is consummated, but all or any portion of the co-investment or other syndication is not, in which case the Fund will typically bear the full amount of any expenses relating to such potential, but not consummated, co-investment, including expenses that might otherwise have been organizational expenses of the relevant co-investment vehicle.

For information regarding the allocation of expenses among the Fund and other Sixth Street Clients, please see “ —Allocations Among Sixth Street Clients and Sixth Street” below.

Investing Alongside Sixth Street Clients (including Regulated Funds and Additional Regulated Funds)

The Fund is expected to co-invest with other Sixth Street Clients including, as noted above, one or more Sixth Street Clients that will be formed in the future. This is typical of certain Sixth Street Clients whether currently in existence or to be formed in the future, in light of the overlap of their investment mandates with that of the Fund. In light of the Fund’s investment strategy, together with the anticipated allocation of investment opportunities among the Fund and other Sixth Street Clients, the timing, price or other terms on which the Fund participates in or dispose of an investment are expected to diverge from those of other Sixth Street Clients that participate in the same investment, to the extent permitted by applicable law or the Co-Investment Order. For example, under certain circumstances, the Fund could invest in portfolio investments prior to or following an investment made in the same portfolio investment by another Sixth Street Clients, and the timing of such purchases or the aggregate hold size could cause the Fund’s and such other Sixth Street Client’s effective prices of the portfolio investment to differ. Further, the Fund is not expected to, for example in certain circumstances, invest through the same investment vehicles or employ the same credit, hedging, or investment strategies as other Sixth Street Clients.

Regarding prospective co-investments involving the Fund, we could determine that it is in the best interests of the Fund to engage in co-investments or follow-on or add-on investments (which may be small relative to the size of its overall investment) in connection with existing portfolio investments in order to preserve regulatory flexibility, or ensure that the Fund is able to exercise all rights attaching to the portfolio investment, or could take other steps or cause the Fund to enter into other transactions or investment structures that the Board determines are in the best interests of the Fund while complying with the terms of the Co-Investment Order or relevant provisions under the Investment Company Act.

The Fund and any Sixth Street Client will make independent decisions with respect to dispositions and therefore could (and in many cases can be expected to) express divergent views resulting in investments that are disposed at different times or on different terms, including as a result of differences between the Fund’s and such Sixth Street Client’s investment strategies, availability of capital, fund terms and other factors.

In addition, Sixth Street Clients could co-invest with the Fund (or vice versa) in a follow-on or add-on investment relating to an existing portfolio investment, including in circumstances where we consider all or a portion of the follow-on or add-on investment not to be suitable for the Fund or the Affiliated Fund, as applicable (whether for portfolio construction, diversification or other reasons, including the expiration of commitment periods or terms of any applicable fund) and/or in circumstances where the Fund or one or more Affiliated Funds did not previously participate in the applicable portfolio investment. We have significant discretion in determining whether an additional investment opportunity is being made in conjunction with or relates to an existing portfolio investment of the Fund or another Sixth Street Client, and as a result whether such opportunity should be treated as a “Follow-On Investment” for purposes of the Sixth Street Client governing documents and how to allocate an additional investment opportunity between the Fund or one or more Sixth Street Clients. We will consider a number of factors when determining whether an additional investment should be treated as a “Follow-On Investment,” and whether to offer such an additional investment opportunity to the Fund, which could include, without limitation, the expected holding period of an investment relative to the term of the Sixth Street Clients; whether the investment opportunity would have been presented to Sixth Street absent the Fund’s or a Sixth Street Client’s existing investment; the potential for conflicts of interest between the Fund and a Sixth Street Client; applicable duties to offer, to the extent applicable, among the Fund and a Sixth Street Client; the potential for synergies between an existing investment and a follow-on investment opportunity; and the Allocation Policies and Procedures of Sixth Street and its affiliates described in “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients.” Accordingly, the Fund’s participation in an existing portfolio investment will not guarantee that the Fund will be offered the opportunity to participate in any follow-on or add-on investment related to such portfolio investment. In any case, these co-investment arrangements could result in the Fund and one or more Sixth Street Clients holding interests in respective portfolio investments that differ on an aggregate basis with respect to price and/or other terms (including the classes, tranches or types of related interests held by each of the Fund and one or more Sixth Street Clients as discussed further below (see also “—Investing in Different Levels of the Capital Structure”)) and Board approval will generally not be required. In addition, where the Fund and one or more Sixth Street Clients invest in the same company or issuer at different times, the first fund to invest typically will bear a higher level of diligence and transaction fees, costs and expenses than the later investing funds.

Moreover, Sixth Street Clients could also make investments in borrowers or issuers in which the Fund invests by exercising certain rights that were negotiated by the Fund, which the Fund is unable to exercise (and, therefore participate in the relevant investments) in the particular circumstance. For example, a Sixth Street Client could exercise pre-emptive rights, options, warrants and other contractual rights obtained and negotiated for by the Fund in connection with a previous investment in the applicable company or issuer in a circumstance where the Fund is not permitted to exercise such rights under the terms of the agreements. These investments can create conflicts of interest, including where Sixth Street Clients have the opportunity to benefit from rights and options that were negotiated by the Fund, in some cases in exchange for no consideration.

Although the Fund will have a right to participate in any disposition on a proportionate basis, there can be no assurance that the Fund and other Sixth Street Clients with which it co-invested would exit an investment at the same time or on the same terms. Differences in each Sixth Street Client’s terms, investment periods, structures, investment strategies and/or other factors are expected to result in the Fund’s investment being made or exited at a different time, at a different effective price or with differing costs or terms than such other Sixth Street Clients or in participating (or not participating) in follow-on investments or other offerings from the same issuer. In addition, the Fund and other Sixth Street Clients could express inconsistent or divergent views of a commonly held investment, or of market conditions, and the interests of such Sixth Street Clients could diverge from those of the Fund. This could cause the other Sixth Street Client to dispose of, increase its exposure to, participate in other offerings of the issuer or continue to hold the investment at a time when the Fund have adopted a different strategy. As a result, the actions of a Sixth Street Client could affect the value of the Fund’s investment or the price at which the Fund disposes of an investment. For example, a sale by the other Sixth Street Client of its investment could put downward pressure on the value of the Fund’s interest, which the Fund has opted to hold for a longer term. Conversely, the acquisition of an investment by a Sixth Street Client prior to the Fund’s acquisition of such investment could increase the purchase price of such investment for the Fund. Furthermore, to the extent that another Sixth Street Client’s position in a particular investment is greater than the Fund’s investment, or to the extent that the fee or other terms of other Sixth Street Clients are more favorable to Sixth Street, the Adviser could have incentives to favor the interests of such other Sixth Street Clients over the interests of the Fund.

Each of the Fund and other Sixth Street Clients could make or exit an investment in a number of installments, which increases the likelihood that the Fund and other Sixth Street Clients will dispose of investments, in whole or in part, on different terms, including price. For instance, under the Co-Investment Order, the Fund is expected to co-invest in transactions alongside Sixth Street Clients that have materially different investment periods and terms. In such circumstances, the Fund could exit an investment significantly earlier (or later) than such other Sixth Street Clients and the proceeds realized in respect of the investment could differ as between the Fund and such Sixth Street Clients, due to changes in the performance of such investment, or in market conditions generally, subsequent to the Fund’s exit, and such differences may be material. In addition, the Fund, together with other Sixth Street Clients, could be able to exercise influence or control only as a result of their combined interests in and/or cooperation with respect to an issuer or borrower. If another Sixth Street Client exits an investment prior to the Fund, the Fund’s ability to exercise such influence or control could be reduced or eliminated.

In particular, in the event that the Fund has made a portfolio investment in an operating company and the Adviser is presented with an opportunity to make a subsequent investment which would result in the Fund exercising “control” over such operating company, the Adviser is permitted to offer Sixth Street Client such portion of the subsequent investment opportunity as the Adviser reasonably determines is appropriate. In such a circumstance, such Sixth Street Client will have different considerations from the Fund in relation to, and in its exercise of control over, such investment, including availability of capital (including for follow-on investments); as well as different basis in the investment, financing availability and terms, and investment objectives and time horizons.

Further, the investment objectives, guidelines and focus of one or more Sixth Street Clients (including, as noted above, Sixth Street Clients that are expected to be formed in the future) overlap, and are expected to continue to overlap, with the investment objectives, guidelines and focus of the Fund. See also “ —Investment Opportunities Available to the Fund—New Sixth Street Clients.” As such, subject to applicable law and the terms of the Co-Investment Order, the Fund is expected to invest in issuers or borrowers alongside one or more Sixth Street Clients or in which one or more Sixth Street Clients has invested or may invest in the future, and these investments could be of a different class or type than the class or type of interest held by other Sixth Street Clients (for example, at a different level of the corporate capital structure of a particular company or issuer). Such investments are expected from time to time to be made and/or disposed of at different times and on different terms (including price). Such divergences could be material and occur for various reasons, including as a result of tax, legal or regulatory constraints as well as one or more of the factors described above in “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients.” Such overlapping investments could give rise to actual or potential conflicts of interest, or the appearance of such conflicts of interest, including as a result of one fund having more favorable fee, expense, compensation or other terms than the other, and actions may be taken for another Sixth Street Client that are adverse to the Fund. For a discussion of the potential conflicts involved in such investments, including with respect to underlying loans, please see “—Investing in Different Levels of the Capital Structure” below.

In certain circumstances in which the Fund and/or one or more other Sixth Street Clients invest in a portfolio investment in respect of which the Fund and/or one or more other Sixth Street Clients already hold an existing investment in one or more different classes, tranches or types of related interest, Sixth Street could consider that it is in the best interests of the Fund and any other Sixth Street Clients to structure such investment in a manner (or enter into one or more transactions) designed to ensure that the Fund’s and/or the other Sixth Street Clients’ respective investments in each class, tranche or type of interest are held pro rata to their overall investment size or in such other proportion as Sixth Street considers fair and equitable. Although the purpose of adopting such structures or entering into such transactions will generally be to avoid or mitigate conflicts of interest which could arise as a result of the Fund and/or other Sixth Street Clients holding different investments, or different proportions of investments, at different levels of the capital structure (see “—Investing in Different Levels of the Capital Structure”), such investment structures or transactions could themselves give rise to conflicts of interest (including as a result of the Fund and/or other Sixth Street Clients transferring or exchanging a portion of their existing investment). We have implemented processes to identify and mitigate such conflicts, and we seek to manage any such conflicts on a case-by-case basis in accordance with, applicable law (including the Advisers Act) and the Co-Investment Order and other factors that may be applicable.

The Fund is expected to invest in issuers that could present attractive opportunities for multiple Sixth Street Clients. It is likely that a portion of the Fund’s portfolio investments will be alongside, or in portfolio investments of, one or more Sixth Street Clients, and, as a result, the conflicts of interest described above relating to the Fund’s investment alongside Sixth Street Clients are expected to occur with greater frequency.

A Sixth Street Client could act in various capacities (e.g., as administrative agent) or in another capacity in connection with a portfolio investment and could earn fees in such capacity, in which case the Fund may not receive the benefit of these fees. Furthermore, the issuers in which the Fund invests will in some cases have multiple classes and types of securities, loans and/or other instruments. This increases the likelihood that the Fund and other Sixth Steet Clients will make investments in the same or related issuers or borrowers at different levels of the capital structure as described in “—Investing in Different Levels of the Capital Structure.”

Other Businesses

As a broad-based alternative investment platform, Sixth Street has since its inception developed, and continues to develop, new and diverse businesses, which will, in many circumstances, be related to or adjacent to its existing businesses. In particular, Sixth Street has developed a platform to provide certain insurance-related services, including asset and liability management advice, asset allocation, asset management, sourcing and oversight and related services (“Sixth Street Insurance”), in the European and United States insurance sectors.

Sixth Street Insurance currently provides services to certain companies in which Sixth Street Clients hold portfolio investments (and we refer to those service recipients as “clients” of Sixth Street Insurance), and is expected in the future to provide services to other companies in which the Fund or other Sixth Street Clients hold portfolio investments. Sixth Street Insurance currently also provides investment management and other services to third-party insurance companies or similar companies (including pursuant to separately managed accounts). Such companies are expected to invest in the same geographies, strategies, industries or types of investment as the Fund, or otherwise seek to pursue investment strategies similar to, or which overlap or conflict with, the investment strategies and other activities of the Fund and its portfolio investments, and therefore any such investments made by such companies (including alongside the Fund) would reduce the investment opportunities otherwise available for the Fund or its portfolio investments, or is expected, in certain circumstances, to involve co-investments (which may not be at the same time or on the same terms as the Fund) with the Fund.

In connection with Sixth Street Insurance’s activities, affiliates of Sixth Street will generally receive advisory fees or other compensation (including compensation determined in part on the basis of assets under advice or under management with respect to any client and/or incentive fees), from clients of Sixth Street Insurance (including companies in which the Fund or other Sixth Street Clients hold portfolio investments), and such amounts (which are expected to be material) create an incentive on the part of Sixth Street and its other affiliates to recommend the services of Sixth Street Insurance to such companies, favor its interest in Sixth Street Insurance in connection with its negotiations with companies with respect to the terms of a transaction or arrangement (including, in particular, fees payable to Sixth Street Insurance) and present investment opportunities to clients of Sixth Street Insurance instead of the Fund or other Sixth Street Clients (or to clients of Sixth Street Insurance that are third party insurance companies or other clients operating in similar sectors instead of clients that are Fund or other Sixth Street Clients portfolio investments), including investment opportunities that could be suitable for the Fund. Where Sixth Street Insurance is retained by insurance companies to provide services, including insurance companies that are Fund or other Sixth Street Client portfolio investments, compensation received by Sixth Street Insurance has historically been, and is expected in the future to be, material. Where Sixth Street Insurance is retained to provide advisory services (e.g., asset and liability management advice), related advisory fees or other compensation are and can be expected in the future to be material, in particular given the large size of insurance company balance sheets and that such advisory fees are typically calculated as a percentage of insurance company assets under management. Similarly, where Sixth Street Insurance is retained to provide asset management services (e.g., sourcing and managing specific asset classes), related compensation (whether in the form of management fee, incentive-based compensation or otherwise) is and can be expected in the future to be material, in particular given large amounts of capital an insurance company could have to allocate to particular investment strategies.

Sixth Street and its affiliates or related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio investment to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to additional potential or actual conflicts of interest. Sixth Street will also be incentivized to continue to cause the Fund or other Sixth Street Clients to hold their interests in these portfolio investments where we believe this will make a company more likely to retain the services of Sixth Street Insurance. Decisions with respect to retaining the services of Sixth Street Insurance can be expected to be influenced directly or indirectly by the Fund’s or other Sixth Street Client’s relationship with the portfolio investment, particularly where the Fund or other Sixth Street affiliates (including other Sixth Street Clients) hold a controlling economic interest and/or representation on the board of directors or similar governing bodies. While such circumstances have the potential to create a conflict of interest, we are required to make decisions with respect to investments of the Fund or other Sixth Street Clients and their disposition based on our judgments as to the best interest of the Fund or other Sixth Street Clients in accordance with the requirements applicable to us under the Advisers Act, the Co-Investment Order and other applicable law.

In addition, because Sixth Street Insurance is expected to provide, in part, non-discretionary advisory or sub-advisory services and related services (in addition to, or in lieu of, discretionary asset management services)

to its clients who will retain independent investment management discretion (and may engage other third-party discretionary asset managers), Sixth Street will not be able to control the actions of such persons with respect to any particular investment opportunity or investment decision. Such persons will not generally have a duty to act in the interests of Sixth Street, its Sixth Street Clients (including the Fund) or their respective investors and, conversely, generally have affirmative duties (including those imposed by applicable law or regulation) to act in the interests of others and to prioritize those interests over the interests of Sixth Street, its Sixth Street Clients (including the Fund) or their respective investors. To the extent Sixth Street professionals serve on the boards of directors of such companies, they may have duties to present such opportunities to them.

Further, we expect that persons in which Sixth Street Clients hold portfolio investments, including clients of Sixth Street Insurance, will invest in Sixth Street Clients (and could also invest as shareholders in the Fund). In circumstances where Sixth Street provides asset management services to its clients, Sixth Street Insurance expects (subject to investment guidelines and other restrictions imposed by its clients, if any) to have discretion to cause such clients to invest in the Fund or Sixth Street Clients, as well as significant discretion with respect to the terms of those investments (in each case having regard to its fiduciary duties and the interests of applicable clients, and any protocols or procedures adopted by Sixth Street, including reference to third-party opinions or market benchmarking analyses), and would receive advisory and/or incentive fees in connection with such investments. Any such investments would therefore give rise to actual, potential or apparent conflicts of interest. For example, Sixth Street Insurance will be incentivized by the receipt of additional fees to allocate client assets to Sixth Street managed Sixth Street Clients, in preference to products available elsewhere in the market.

Clients of Sixth Street Insurance, including portfolio investments of Sixth Street Clients, could also make investments alongside the Fund or in certain portfolio investments of the Fund to the extent that such investment opportunities are appropriate for such clients (including in circumstances where such investment opportunities are not suitable for the Fund or other Sixth Street Clients, whether due to the risk profile of the investment opportunity, the expected duration and returns of the investment opportunity or any other reasons). For example, clients of Sixth Street Insurance have invested in, and are expected in the future to continue to invest in, certain classes, tranches or types of investments which are senior to related investments held by other Sixth Street Clients in the same or related entities (for example, in debt issued by Regulated Funds), or could provide financing to certain portfolio investments of the Fund or other Sixth Street Clients, and in each such case the interests of Sixth Street Insurance’s client and the relevant Sixth Street Clients would be adverse. See “ —Investing Alongside Sixth Street Clients (including Regulated Funds and Additional Regulated Funds)”.

In addition to existing Sixth Street Clients described above, Sixth Street or its affiliates have established and expect in the future to establish additional Sixth Street Clients to pursue investment opportunities in connection with advisory or discretionary asset management services provided by Sixth Street Insurance. Many of the same conflicts of interest described above will also apply to such investments (including in connection with fees payable to Sixth Street) and, in addition, Sixth Street personnel are expected to devote time and attention to such activities (and investment opportunities pursued by such Sixth Street Clients, or the portfolio investments and third parties that are clients of Sixth Street Insurance), which will include sourcing, underwriting, structuring, financing, accounting, operational or other services in connection with the making, negotiating, monitoring, holding and disposition of portfolio investments themselves and/or the underlying assets or investments of such portfolio investments, and conflicts will therefore arise in relation to the allocation of their time and attention between such clients, the Fund and other Sixth Street Clients and clients of Sixth Street.

Restrictions Relating to Non-Public Information

Sixth Street funds and investment platforms, including the Fund, regularly obtain non-public information regarding various target companies and other investment opportunities. In general, and in the absence of any permanent information barrier, we generally impute non-public information received by one investment team within Sixth Street to all other Sixth Street investment professionals. Accordingly, if one Sixth Street Client or its investment professionals receives non-public information with respect to a company, other Sixth Street Clients would be expected to face certain restrictions on its investment activities relating to that company. For example, a Sixth Street Client could be restricted from selling securities or debt instruments in its portfolio or from purchasing securities or debt instruments that could be of interest to such Sixth Street Client, as a result of securities law prohibitions on trading on the basis of material non-public information (“MNPI”) or applicable industry conventions (e.g., with respect to secondary loan trading).

Although we have historically erected temporary information barriers from time to time to restrict the transfer of non-public information with respect to certain companies between Sixth Street Clients (or certain investment teams or professionals), we may or may not do so going forward depending on, among other factors, the facts and circumstances of potential investment opportunities that arise in the future and the evolution of trading processes across Sixth Street Clients. As a general matter, we currently anticipate that temporary information barriers will be established only on a limited basis.

The Fund’s governing documents and disclosure documents do not require the implementation of information barriers in any particular circumstances. Further, even in circumstances where an information barrier could prevent investment personnel or teams from receiving MNPI, the establishment of a temporary information barrier may not be practicable as a result of timing or other factors relating to the pursuit of certain transactions, and we may determine not to establish (or to establish and subsequently abolish) a temporary information barrier, including in light of the impact such an information barrier could have on Sixth Street Clients or their existing or prospective portfolio investments. Even in the event any such barriers are established, we expect that over the life of the Fund the receipt of non-public information by the Fund or other Sixth Street Clients could result in the investment activities of the Fund being restricted with respect to certain types of investments in applicable companies.

Additional Considerations Relating to Non-Public Information Applicable to the Fund

Effective as of December 13, 2021, Sixth Street removed the information barrier previously maintained between Credit Market Strategies, on the one hand, and the other Sixth Street funds and investment platforms (including the Fund), on the other hand. Accordingly, we could be incentivized to, and we expect to, in certain circumstances, decline to receive non-public information regarding a company if receiving such non-public information would otherwise result in the Credit Market Strategies business (including a Credit Market Strategies Entity) facing restrictions on its trading activities with respect to the relevant company and its investments more generally (including where Credit Market Strategies (including a Credit Market Strategies Entity) is already invested, or is seeking to invest, in a particular company and is actively seeking to trade out of an investment or invest in a company’s financial instruments), even when the receipt of such non-public information has the potential to benefit the Fund. These considerations also apply to other Sixth Street Clients other than Credit Market Strategies Entities to the extent such other Sixth Street Clients are seeking to purchase or sell certain securities or debt instruments that would be restricted by the Fund’s receipt of non-public information. This could in turn prevent the Fund from pursuing appropriate and suitable investment opportunities.

Restrictions Arising from Other Activities of Our Affiliates

As further described below, Sixth Street or its affiliates will, from time to time, enter into transactions that restrict or otherwise limit the ability of the Fund and its portfolio investments to make investments in, or otherwise engage in, certain businesses or activities, which could limit the Fund’s activities and negatively impact the Adviser’s ability to implement the Fund’s investment program. Moreover, the confidentiality agreements Sixth Street Clients enter into often include provisions, such as “standstills,” that prevent the Fund from acquiring or disposing of investments in an issuer or pursuing other transactions with a company, potentially for extended periods. Any resulting delays in the Fund’s acquisitions and dispositions would negatively affect the Fund’s performance.

Limitations or restrictions applicable to the Fund could derive from covenants or other contractual undertakings, regulatory or similar requirements or prohibitions or other considerations. For example, in certain instances in connection with the acquisition, restructuring or disposition of investments, Sixth Street or its affiliates (including Sixth Street Clients) could enter into covenants or contractual arrangements that grant exclusivity to a counterparty or a non-compete undertaking, thereby prohibiting other Sixth Street Clients, including the Fund or its portfolio investments, from engaging in activities that are deemed to compete with, or could otherwise be viewed as incompatible or in conflict with, the applicable investment or counterparty for a certain period of time or within specific sectors, industries, geographies or other parameters.

There are also expected to be circumstances where the investment itself by the Fund could create restrictions on another Sixth Street Client’s ability to make an investment in the same company, borrower or issuer or related companies, borrowers or issuers. For instance, certain other Sixth Street Clients are subject to restrictions under their governing documents or regulatory requirements which limit the ability of the Fund or other Sixth Street Clients to make investments in those same portfolio investments. Even where a transaction is permitted to be approved, or a restriction on a transaction is permitted to be waived, with the consent of the relevant other Sixth Street Client’s investors or advisory committee, Sixth Street could elect not to seek such a consent or waiver, or if such consent or waiver is sought, it may not be obtained. There could also be instances where Sixth Street determines that an investment by the Fund or another Sixth Street Client into a company, borrower or issuer held by another other Sixth Street Client would, even in the absence of contractual or regulatory requirements or restrictions, introduce certain conflicts that Sixth Street would not be able to adequately mitigate. Sixth Street expects that these limitations could become increasingly prevalent to the extent the investment scope of new and existing other Sixth Street Clients continues to expand and overlap.

Similarly, Sixth Street Clients could, from time to time, make investments in portfolio investments or engage in other activities that create regulatory or similar limitations or restrictions applicable to the Fund or its portfolio investments or potential portfolio investments. For instance, in the event that another Sixth Street Client also invests in one of the Fund’s portfolio investments, the Fund could be subject to regulatory or legal restrictions or constraints that may not have applied had such Sixth Street Client not also invested in the same investment.

Further, a Sixth Street Client could seek to make a potential portfolio investment in a company in circumstances in which the Fund is seeking to make a portfolio investment in a competing purchaser or lender, such Sixth Street Client could take actions that prevent or limit the Fund’s ability to participate in such transaction, that could expose the Fund to adverse legal, regulatory and/or reputational consequences, and could act or direct such portfolio investment or company to act in a manner that is adverse to the interests of the Fund.

Walled-Off Businesses

While we generally allow for information to flow freely among our investment platforms, Sixth Street and its affiliates may, from time to time, place certain platforms and businesses behind an information barrier, and “wall them off” from other platforms and businesses within Sixth Street’s global multi-asset class investment business (thereby limiting their access to information with respect to such other platforms and businesses and their investments). Today, there are no such “walled off” platforms or businesses within Sixth Street, and none are currently anticipated. To the extent any platforms and businesses are “walled off” from the Fund and the Adviser, the approval of the Board is not required for the Fund to invest in an investment in which such walled-off platforms, businesses or their personnel already hold an existing material investment or otherwise hold a financial interest, subject to the terms of the Co-Investment Order.

In addition, “walled-off” businesses (including their Sixth Street Clients) and their dedicated personnel generally may take actions that non-affiliated entities may also take, in each case without the approval of the Board. Along similar lines, any compensation or fees that could be paid by the Fund or one of its portfolio investments to any such “walled-off” business in exchange for advisory, consulting or other similar services will not generally reduce or offset the management fees payable to the Adviser by the Fund (and indirectly by Fund shareholders).

Time and Attention of Personnel

The success of the Fund will depend substantially on our investment professionals’ ability to, among other things, source, underwrite, structure, finance, complete and manage investments. To achieve those ends, such Sixth Street personnel will devote such time to the activities of the Fund as they determine to be necessary to properly conduct the business affairs of the Fund. However, these people will also work on other projects, including the business or investment activities of other investment vehicles sponsored or managed by Sixth Street and its affiliates currently or in the future. See “ —Investment Opportunities Available to the Fund” and “ —Other Businesses” above. There is no requirement that the Senior Professionals or other Sixth Street professionals devote a specified amount of time and attention to the affairs of the Fund. Such requirements would typically be satisfied by the devotion of time and attention to any investment vehicles or programs established or managed by Sixth Street, which includes serving on boards of directors, committees and equivalent bodies, as well as matters such as Sixth Street firm governance. For example, certain Sixth Street professionals expect to devote significant time to other Sixth Street Clients. In addition, the Sixth Street professionals expect to have responsibilities and duties to the Sixth Street platform as a whole and to Sixth Street and its affiliates including service on Sixth Street firm committees. Sixth Street personnel, including members of the Adviser team, are also expected to devote time and attention to certain portfolio investments of Sixth Street Clients (see also “ —Other Businesses”). Conflicts will therefore arise in the allocation of management and personnel resources as among Sixth Street’s and its affiliate’s various activities. In the event that any of such personnel ceases to be actively involved with the Fund, investors will be required to rely on the ability of Sixth Street to identify and retain other investment professionals to conduct the Fund’s businesses. Such personnel will often also have significant commitments or other activities outside of their business time (e.g., with respect to time spent on civic and charitable activities) and at certain times could significantly decrease the level of time they spend on business activities (e.g., in connection with medical leaves, parental leaves or sabbaticals).

Diversity of Shareholders

The Fund’s shareholders are expected to be a diverse group of investors who have different investment programs and are subject to different legal, tax and regulatory regimes. For example, the shareholders will include taxable and tax-exempt entities and will be organized in various jurisdictions. Moreover, within a given category of shareholder (for instance, a tax-exempt shareholder), shareholders could have specific sensitivities that the Fund cannot in all cases accommodate. The nature and diversification of the Fund’s investments, as well as the manner in which it makes, structures, holds, and exits them, could therefore not take into consideration all aspects of a particular shareholder’s special tax circumstances, or could lead to a more favorable legal, tax or regulatory outcome for some shareholders. In selecting investments appropriate for the Fund, we will generally consider the investment objectives of the Fund and the constituent shareholders as a whole, not the investment objectives of any shareholder individually. To the extent we are able to structure certain investments based in part on the legal, tax and regulatory constraints of shareholders, we will not take into account such interests as they relate to each individual shareholder.

There are times when the interests of different groups of shareholders are expected to conflict. The terms of the Fund could effectively require the Adviser to make decisions that affect groups of investors in different ways, including with respect to the valuation of investments, the costs associated with making certain investments, and the exercise of discretion regarding the investments in which newly-admitted investors will participate.

In addition, shareholders of the Fund or other Sixth Street Clients typically engage in a broad range of investment activities in addition to their investment in the Fund. Some investors will enter into various transactions relating to the Fund or its portfolio investments, which could include co-investments alongside the Fund (see “ —Allocation of Co-Investment Opportunities” below), financing transactions for Fund portfolio investments and the acquisition of portfolio investments from the Fund, subject to the Investment Company Act. Provided that an investor is not otherwise our affiliate, and apart from co-investments alongside the Fund, these types of transactions generally do not require the approval of the Board.

The foregoing describes only a subset of matters with respect to which the interests of various groups of shareholders could diverge. See also “Risks—General Risks of Investing in the Fund—Potential Conflicts of Interest Risk.”

Customized Terms Provided to Certain Investors

Investors increasingly expect to make investments in private investment funds on customized terms, and such terms are generally captured in written agreements. Since, unlike private investment funds, the Fund is regulated under the Investment Company Act, the Fund is generally restricted in its ability to accept investments from investors on customized terms, because such investments may be prohibited under the Investment Company Act. However, the Fund or the Adviser could enter into certain agreements with investors in the Fund, provided that such arrangements are not prohibited under the Investment Company Act, such as “side letters” that establish certain information and confidentiality rights, board observer seats, a right to recommend candidates for appointment as trustees, participation agreements between the Adviser and the investor, and registration rights agreements that impose an obligation on the Fund to register such investor’s common shares in the Fund under the Securities Act. Such side letters could also include the following provisions, as may be permitted under the Investment Company Act:

•	a “most-favored nation” or “MFN” clause, pursuant to which an investor would receive the benefit of particular rights granted in side letters of other investors in the Fund;

•	the reporting or other disclosure or notification obligations of the Adviser or the Fund;

•	the right to transfer interests in the Fund to affiliates;

•

additional confidentiality protections, waiver of existing confidentiality obligations, and the right to disclose certain information to underlying investors or to the public, including, but not limited to, for the benefit of lenders or other persons extending credit to or arranging financing for the Fund;

•	the shareholder-specific information or documentation that the Fund may otherwise provide to lenders, other financing sources or other third parties;

•	matters regarding such shareholder’s (or its affiliates’) interest in providing debt financing to the Fund or its portfolio investments;

•	other terms, whether economic, procedural or otherwise.

In general, shareholders in the Fund will not have any rights under the side letter of another shareholder in the Fund.

Any MFN provision granted to an investor will be more limited than an MFN granted in the context of a fund not regulated under the Investment Company Act. MFN provisions are expected to be subject to a number of significant conditions and limitations. Among other things, an MFN clause relates solely to side letter terms regarding an investment in the Fund and therefore does not apply to:

•	any customized terms of any “side-car” vehicles or other separately managed accounts, funds or vehicles that may invest alongside the Fund; and

•	any contractual arrangement we establish with an investor pursuant to a broader strategic relationship with Sixth Street or its affiliates.

We will consider many factors in deciding whether to accord an investor customized terms, such as an MFN provision or information and confidentiality rights, via a side letter and could grant preferential treatment to the following types of investors:

•

Investors that have made or have proposed to make a relatively large commitment to the Fund and/or to other Sixth Street Clients or that are anticipated to be important to future Sixth Street or Sixth Street affiliates’ fundraising campaigns;

•	Investors that have a broader strategic relationship with Sixth Street or its affiliates;

•	Investors that are subject to specific legal, tax, or regulatory requirements or policies applicable to them; and

•	other investors meeting other criteria that we consider reasonable in our discretion.

Furthermore, we expect to permit affiliates, employees, certain business associates, direct or indirect investors in the Adviser and other “friends and family” of the Adviser, Sixth Street or its affiliates to invest directly or indirectly in the Fund or parallel investment entities on terms which are expected to be more favorable than those offered to the other investors, including with respect to the payment of management fees and carried interest, in each case subject to the restrictions of the Investment Company Act.

Sixth Street and/or its affiliates have entered, and expect in the future to enter, into “broader strategic relationships” with certain investors who are or could become investors in the Fund (and/or investors in Sixth Street Clients). The term “broader strategic relationship” is intended to address a relationship between an investor and Sixth Street and/or its affiliates that does not relate solely to an investment in the Fund, such as, without limitation, investing in or making commitments across multiple Sixth Street Clients or partnerships, other pooled investment vehicles or similar entities, including “funds-of-one,” separately managed accounts, co-investment vehicles and managed accounts established or sponsored by Sixth Street or its affiliates or other investments in Sixth Street or its affiliates or arrangements with Sixth Street or its affiliates relating to the sourcing or financing of, or co-investing in, investments (including across one or more strategies in addition to the Fund’s strategy). Each such arrangement is expected to be highly customized to reflect the specific broader strategic relationship between Sixth Street and/or its affiliates and the particular investor. In each case, subject to the Investment Company Act, specific examples of the rights or benefits afforded by broader strategic relationships that Sixth Street and/or its affiliates have entered into or expect to enter into include, without limitation: the right to be offered co-investment opportunities (and/or terms or other arrangements relating thereto), the right to be offered capacity in potential Sixth Street Clients and preferential management fee arrangements in potential Sixth Street Clients. Other specific examples of the rights or benefits that could be afforded by broader strategic relationships entered into in the future include, without limitation: knowledge exchange or training programs and/or preferential management fee, carried interest, or other economic arrangements (including discounts or reimbursements relating to economic terms). For example, a “broader strategic relationship” could entitle an investor to discounted, rebated or otherwise reduced carried interest or management fee rates if such investor makes or maintains aggregate capital commitments to other Sixth Street Clients in excess of a certain threshold or makes co-investments in excess of (or below) a certain threshold. Co-investments forming part of a broader strategic relationship could include, subject to the Investment Company Act, co-investment in investments made by the Fund and Sixth Street and/or its affiliates. Investors that have broader strategic relationships with Sixth Street or its affiliates could co-invest alongside the Fund routinely or periodically, and Sixth Street could share information about investment opportunities available to it with these investors due in part to this relationship. To the extent that these investors seek to participate in finite investment opportunities, the amount of the opportunity available to Sixth Street and the Fund could be limited. The Adviser could receive compensation from a broader strategic relationship or otherwise be incentivized to allocate investment opportunities away from the Fund or source investment opportunities for broader strategic relationships. As the Adviser has significant discretion in making determinations regarding the allocation of investment opportunities to the Fund and Sixth Street Clients (including any co-investment vehicles formed pursuant to strategic broader relationships), as further described in “—Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients,” such relationships give rise to certain conflicts of interest which could incentivize (or, in hindsight appear to have incentivized) reduced allocations being made available for the Fund than would have otherwise been suitable for the Fund and/or fewer co-investment opportunities (or reduced allocations) being made available to other potential co-investors that are investors (see “—Allocation of Co-Investment Opportunities” below).

Broader strategic relationships do not constitute “side letters” (even if in the form of a side letter, in whole or in part) and therefore investors will not be entitled to disclosure of, or the benefits of, any such arrangements under any side letter “MFN” provision or otherwise, in each case, regardless of an investor’s commitments either to the Fund and/or Sixth Street Clients.

Interests of Our Professionals in the Fund, Sixth Street Clients and Other Entities

Sixth Street professionals have in the past and will in the future, purchase or subscribe for shares or interests in the Fund and/or other Sixth Street Clients, directly or indirectly, and therefore participate in investments made by the Fund and/or other Sixth Street Clients. While we believe this generally helps align the interests of our professionals with those of third-party investors and provides a strong incentive to enhance fund performance, these arrangements could also give rise to conflicts of interest. For example, our professionals could have an incentive to attempt to influence the allocation of an attractive investment opportunity to the Sixth Street Client (including the Fund) in which they are invested and have the ability to earn the greatest return, including where such professionals are entitled to carried interest or similar incentive compensation from one Sixth Street Client but not another. Our professionals also have personal investments separate from their interests in Sixth Street, including for their own affiliated accounts and in entities that are not managed by or affiliated with Sixth Street such as investment funds managed by other sponsors that could be competing for similar investment opportunities, which could likewise give rise to conflicts of interest. Our allocation procedures and principles are designed to (but may not succeed to) mitigate the risk that financial incentives improperly influence allocation decisions. In addition, the involvement of a substantial number of professionals in our investment review process lessens (but does not eliminate) the ability of any single person to control an investment decision.

The Adviser, associated persons, other affiliates and “friends and family” of Sixth Street, including executives, professionals or other business associates of the portfolio companies of Sixth Street Clients, and any direct or indirect investors in the Adviser (including, for the avoidance of doubt, their respective family members, estate planning vehicles or similar entities) (the “Related Parties”) could make investments in the Fund (the “Sixth Street Commitment”), either directly or indirectly through one or more feeder, parallel or subsidiary vehicles (including, for the avoidance of doubt, a voting feeder entity). With respect to any Sixth Street Commitment to the Fund, such Related Parties (either directly or indirectly) would be expected to participate in the Fund’s portfolio investments in the same manner as other shareholders.

Further, any participation by Sixth Street professionals in the Fund is expected to be structured in a manner designed to align the interests of Sixth Street professionals with those of investors in the Fund. Our allocation procedures and principles are designed to (but may not succeed to) mitigate the risk that financial incentives improperly influence allocation decisions. In addition, the involvement of a substantial number of professionals in our investment review process lessens (but does not eliminate) the ability of any single person to control an investment decision. With respect to personal investments of our professionals in entities not affiliated with us, our Code of Ethics currently requires “covered personnel” to both pre-clear prior to investing and disclose such ownership interests periodically.

Cross and Principal Transactions

The Fund could engage in certain “cross trades” from time to time with one or more Sixth Street Clients, to the extent Sixth Street determines in good faith that the transaction is in the best interest of the Fund and to the extent such cross trades are permitted under the Investment Company Act, including Rule 17a-7 thereunder. Cross trades can occur for a variety of reasons, including, without limitation, tax purposes, liquidity purposes, portfolio rebalancing, to reduce transaction costs or to comply with regulatory requirements.

Section 206(3) of the Advisers Act generally requires that, when an investment adviser or an affiliate of the advisor proposes to purchase a security from, or sell a security to, an advisory client (a “principal transaction”), the advisor must make certain disclosures to the client regarding the terms of the proposed transaction and obtain the client’s consent to the transaction. Accordingly, transactions in which Sixth Street or an affiliate acts as principal for its own account with respect to the sale of a security to, or purchase of a security from, the Fund is deemed principal transactions. For example, if ownership by Sixth Street or its affiliates in any Sixth Street Client involved in the transaction were to equal or exceed 25%, a principal transaction would result from what would otherwise have been a cross transaction.

Under Rule 17a-7 under the Investment Company Act, securities transactions could be effected between an investment company and certain affiliates, provided the transactions meet certain protective conditions. For example, transactions between an investment company and another fund managed by the same advisor must meet the conditions of the rule, unless the SEC provides a separate exemption. Among the protective conditions, Rule 17a-7 generally requires that cross trades: (a) involve a security for which market quotations are readily available; and (b) be effected at the independent current market price of the security. Rule 17a-7 contains a number of other requirements for cross trades, including that the transaction be consistent with the policy of each fund; that no commission, fee or other remuneration be paid in connection with the transaction; that the board (including a majority of independent directors) take certain actions; and that the fund maintain certain records.

Interpreting the Provisions of our Fund Documentation and Other Legal Requirements

The Fund’s organizational documents, the Subscription Agreement, the Investment Management Agreement and other constitutional documents of the Fund are detailed agreements that establish complex arrangements among the shareholders, the Fund, the Adviser and other entities and individuals. You are urged to review these agreements with your counsel and other advisors carefully, including with respect to legal, tax, regulatory, financial and accounting consequences, before making a decision to invest in the Fund.

Questions will arise from time to time under these agreements regarding the parties’ rights and obligations in certain situations, some of which will not have been contemplated at the time of the agreements’ drafting and execution. In these instances, the operative provisions of the agreements, if any, could be broad, general, vague, ambiguous or conflicting, and could permit more than one reasonable interpretation. At times, there will not be a provision directly applicable to the situation. In particular, questions arise as to whether a proposed transaction or arrangement must be approved by the Board.

We do not generally expect to seek consent from, or otherwise consult, the Board before an interpretation is adopted, even where the interpretation we adopt is the interpretation that is most favorable to the Adviser, Sixth Street or their respective affiliates. While we will endeavor to construe the relevant agreements in good faith and in a manner consistent with our legal obligations (and, when appropriate, in consultation with external legal counsel), the interpretations we adopt may not be, and need not be, the interpretations that are the most favorable to the Fund or its shareholders.

Strategic Transactions

Sixth Street is a broad-based alternative investment platform that has engaged, and in the future could engage, in strategic transactions, including the acquisition of, or business combination with, other investment platforms, or transactions involving the receipt of debt or equity financing in certain entities that control the Adviser. In the event that Sixth Street or its affiliates or any other related parties engage in any such transaction or otherwise engage in any actions or any other event occurs that results in an “assignment” (including for purposes of the Investment Company Act) of the Investment Management Agreement or any other agreement (including because of any change of control of Sixth Street, the Adviser or any of their respective affiliates, as applicable) (any such transaction or event, an “Assignment”), the Adviser, upon recommendation from the Board, will obtain such shareholder consent as may be required under the Investment Company Act. If any such transaction would adversely impact the Fund’s investment activities in any material respect, the Adviser will generally consult with the Board prior to obtaining any such shareholder approval.

Additionally, certain affiliates of Sixth Street have made, and could in the future make, investments in third-party investment management firms. Such firms could be active in the same or adjacent markets and/or have the same or similar investment strategies to those of the Fund or other Sixth Street Clients. In certain circumstances such investments could result in affiliates of Sixth Street obtaining control rights over previously unaffiliated investment management firms, including rights to control the investment activities of such firms. In the event that affiliates of Sixth Street do obtain control rights, such firms may become Sixth Street Clients or otherwise become subject to the allocation procedures described herein.

Alignment of Interest

A number of persons hold direct or indirect equity and other economic interests in Sixth Street and its related persons, including in our holding company and certain other subsidiaries or vehicles that we control. While certain of these persons are current employees of Sixth Street or its related persons or other individuals who are or have been involved in the activities and affairs of Sixth Street or its related persons, some are third parties, including but not limited to current or potential investors in the Fund and/or related funds, who are not involved in the day-to-day operations of Sixth Street and its related persons. There are currently two such third-party investors in Sixth Street that hold minority interests in certain entities that receive carried interest and management fees from the related funds’ general partners and the Sixth Street Adviser (and its subsidiaries and relying advisors), and have no approval, veto or other similar governance rights with respect to investment decisions by the Fund.

In addition, subject to any applicable restrictions, we could permit additional third parties to acquire interest in the future in entities with economic interests in the Adviser. Any other third parties that in the future acquire interests in entities with economic interests in Sixth Street affiliates, could themselves have arrangements with third-party investors that entitle such investors to direct or indirect equity and/or other economic interests. Such third-party investors could include current or potential investors in the Fund and/or other Sixth Street Clients. Similarly, third parties that in the future acquire interests in entities with economic interests in the Adviser or its affiliates, or who otherwise enter into strategic transactions with Sixth Street, could themselves be investors in the Fund or other Sixth Street Clients or in the future become investors.

Allocation of Co-Investment Opportunities

From time to time, we intend to offer shareholders and third parties (including investors in Sixth Street Clients) the opportunity to invest alongside the Fund, or “co-invest,” in an investment the Fund is making, subject to the Investment Company Act and the Co-Investment Order, as may be required or applicable.

With respect to third parties that are not affiliated with the Fund, the terms of any co-investment opportunity will generally be more favorable to co-investors than the terms on which shareholders participate in such opportunity through the Fund. In particular, shareholders or third parties participating in a co-investment generally pay no management fees or carried interest in connection with the co-investment, or pay them at a lower rate, and the transaction fees received with respect to a co-investor will not offset the management fee paid by the Fund to the Adviser. Moreover, shareholders or third parties approached as potential co-investors typically do not bear any transaction costs of investments that are not consummated and are not subject generally to the same risks to which the Fund is throughout the investment process. In sum, awarding a co-investment opportunity to a shareholder generally would afford it proportionately greater exposure to a particular investment at a proportionately lower cost. In addition, co-investors could be subject to liquidity terms that are preferential to those of the Fund. Other terms applicable to co-investments can also be expected to differ from those applicable to the Fund’s investment in any portfolio investment, including in light of the structure of applicable co-investment vehicles. For example, distributions of income and proceeds related to each co-investment will be made separately from, and not aggregated with, distributions related to the Fund’s corresponding investment.

In addition, co-investors often have the ability to elect whether or not to participate in follow-on investments. When a co-investor elects not to participate in a follow-on investment, that decision is likely to have the effect of increasing the Fund’s sharing percentage of such follow-on opportunity, including any applicable broken deal expenses, and reduce alignment between the co-investor, on one hand, and the Fund and its shareholders, on the other hand. In addition, and in the event we are not successful in finding co-investors for a particular opportunity, the Fund could elect not to proceed with the applicable transaction or could have greater exposure to the related investment opportunity than was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic or business conditions.

However, the Adviser is under no obligation to provide co-investment opportunities to shareholders that are not Sixth Street Clients, and such co-investment opportunities are expected to be offered to one or more other funds or vehicles advised by Sixth Street and/or to some and not to other shareholders.

Apart from its obligation to offer certain opportunities to Sixth Street Clients, Sixth Street will have complete discretion to determine to whom it will offer and award co-investment opportunities.

In particular,

•

Sixth Street expects to give co-investment opportunities to senior advisers or their affiliates (to the extent permitted under the Investment Company Act), shareholders, investors in Sixth Street Clients or with which we have a broader strategic relationship, investors in the Adviser, consultants, advisors, co-investment vehicles, co-underwriters, co-sponsors, strategic partners or other third parties;

•

Sixth Street is under no obligation to offer any shareholder any co-investment opportunities, but we will, in certain circumstances, be subject to certain consequences if we do not offer co-investment opportunities of a certain amount to certain Sixth Street Clients, including pursuant to broader strategic relationships;

•

Sixth Street expects to offer co-investment opportunities selectively to some shareholders based on their other relationships or dealings with Sixth Street (if at all), and will not likely offer them to all shareholders;

•	allocations of co-investment opportunities between shareholders generally will not correspond to their pro rata interests in the Fund;

•

Sixth Street has agreed, and expects in the future to agree, to certain contractual arrangements, obligations or undertakings with respect to co-investment opportunities. Additionally, Sixth Street has provided, and could in the future provide verbal undertakings or similar indications to Sixth Street Clients with respect to co-investment opportunities. Such arrangements address matters such as, and without limitation: the economic and other terms on which a co-investor would participate in a co-investment opportunity if consummated, an obligation or undertaking to present co-investment opportunities to a shareholder (for example, an obligation or undertaking to present a certain dollar value of co-investment opportunities to a co-investor over a specified period of time, or right of first refusal or other priority rights over all or a certain subset of co-investment opportunities). Any such arrangements are often documented in side letters, however they are likely to fall within exclusions from an MFN clause or be separately documented in connection with broader strategic relationships or existing or future accounts or vehicles formed, in whole or in part, for the purpose of participating in co-investments alongside the Fund and/or one or more other Sixth Street Clients. Such arrangements are typically established contemporaneously with the admission of a shareholder to the Fund, however they could also be established either prior to or subsequent to a shareholder’s participation in the Fund, and regardless of timing could address rights or other obligations with respect to co-investment opportunities alongside the Fund. Furthermore, any such arrangements could be made with respect to co-investment opportunities alongside the Fund with investors in Sixth Street Clients even if they are not shareholders of the Fund, and conversely Sixth Street and/or its affiliates could enter into arrangements with co-investors relating to co-investment opportunities alongside Sixth Street Clients regardless of whether such persons are investors in such Sixth Street Clients, and/or could prospectively form co-investment vehicles to permit potential co-investments by an investor in one or more transactions (whether on an opportunistic or a systematic basis) should those opportunities arise. The terms applicable to such arrangements, including management fees and carried interest, are expected to be more favorable than those applicable to the Fund or that are otherwise offered to shareholders (see also “—Customized Terms Provided to Certain Investors” above); and

•

acknowledgements of interest in co-investment opportunities do not require us to notify the recipients of such acknowledgements if there is a co-investment opportunity or to offer them any co-investment opportunity.

While the criteria we use in making discretionary co-investment decisions vary from opportunity to opportunity, certain key factors include:

•	any requirements of applicable law that affect the parties to whom the opportunity may be offered and/or the terms of which the opportunity may be offered;

•

certainty of funding—that is, whether the potential co-investor has the financial resources to provide the requisite capital in a timely fashion, in particular when the investment opportunity is time-sensitive in nature, as is typically the case;

•

certainty of execution—that is, the sophistication and experience of the potential co-investor and its ability to promptly respond to and complete a co-investment opportunity, including if any investor has granted Sixth Street investment discretion in respect of its co-investments;

•

any contractual obligations to provide co-investment opportunities and related remedies and rights (such as obligations to present certain discounts or rebates to Sixth Street Clients or investors with respect to their investments in particular Sixth Street Clients that are not Regulated Funds (as applicable), where such Sixth Street Clients or investors are not presented a certain dollar value of co-investment opportunities over a specified period of time), to any person or persons, or whether we have previously expressed a general intention to seek to offer co-investment opportunities to the potential co-investor;

•

the size of the potential co-investor’s commitment to the Fund (and/or Sixth Street Clients) and the anticipated importance of the potential co-investor to future Sixth Street and/or its affiliates’ fundraising campaigns;

•

the ability of the potential co-investor to make a meaningful contribution to the transaction, such as in sourcing or completing the transaction or providing operational skills, insight or strategic advice (inclusive of past contributions such as providing help sourcing and/or analyzing the transaction);

•

the overall strategic benefit to the transaction, the Fund, Sixth Street or its affiliates of offering a co-investment opportunity to the potential co-investor, including taking into account a co-investor’s investment in Sixth Street;

•	any economic arrangements with the potential co-investor, including the payment of any fee, carried interest and/or other compensation to Sixth Street;

•

the likelihood that the potential co-investor would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to Sixth Street and assume a more passive role in governing the portfolio investment);

•	the expertise of the potential co-investor with respect to the geographic location, business activities or industry of the prospective target company;

•

Sixth Street’s concerns regarding confidentiality or regulatory issues in connection with providing the potential co-investor with specific information relating to the investment opportunity in order to permit such party to evaluate the investment opportunity;

•

Sixth Street’s evaluation of its past experiences and relationships with the potential co-investor, such as the willingness or ability of such party to respond promptly and/or affirmatively to opportunities previously offered by Sixth Street, the expected amount of time, cost and negotiations required in connection with a potential co-investor and the transparency and predictability of the potential co-investor’s investment process;

•	Sixth Street’s understanding of a potential co-investor’s openness and ability to participate in any initial (and, if relevant) follow-on investment opportunities, should they arise;

•	the level of demand for participation in such co-investment opportunity;

•	the investment objectives and existing portfolio of the potential co-investor;

•	the character and nature of the co-investment opportunity (including structure, geographic location, tax characteristics, applicable regulation and relevant industry);

•	the tax, legal, regulatory or currency constraints to which the proposed investment is expected to give rise;

•

Sixth Street’s evaluation of whether the profile or characteristics of the potential co-investor may have any other impact on the viability or terms of the proposed investment opportunity and the ability of the Fund to take advantage of such opportunity (for example, if the potential co-investor is involved in the same industry as a target company in which a Fund wishes to invest, or if the identity of the potential co-investor, or the jurisdiction in which the potential co-investor is based, could affect the likelihood of a Fund being able to capitalize on a potential investment opportunity);

•

Sixth Street’s belief, in its sole discretion, that allocating investment opportunities to the potential co-investor will help establish, recognize, strengthen, and/or cultivate relationships that may provide indirectly longer-term benefits to the Fund or Sixth Street Clients, in each case including their portfolio investments, or to Sixth Street in its ability to generate new investment opportunities for the Fund or Sixth Street Clients;

•

any other issues that could influence Sixth Street in its decision to invite one or more potential co-investors to participate, such as that they are subject to the U.S. Freedom of Information Act (“FOIA”) and any foreign direct investment considerations (including the Committee on Foreign Investment in the United States (“CFIUS”));

•	the reporting, public relations, competitive, confidentiality or other issues that arise as a result of the co-investment; and/or

•	any other facts or circumstances that we deem appropriate or relevant in our sole discretion.

We expect that these factors will lead us (and could incentivize us) to favor some potential co-investors over others with respect to the frequency with which we offer them co-investment opportunities or a greater proportion of a co-investment opportunity offered to them relative to other shareholders or co-investors.

We also expect that these factors, including any broader strategic relationships or other arrangements with shareholders, investors in other Sixth Street Clients or other parties (including in particular the amount of performance-based compensation, management fees or other fees paid by the shareholder or co-investor receiving the priority allocation or favorable terms (as well as any additional discounts or rebates avoided by allocating co-investments to such co-investor)), will lead us to offer certain shareholders or other Sixth Street Client investors co-investment opportunities on a systematic basis (for example, by granting a shareholder or other Sixth Street Client investor the right to co-invest in each investment that meets certain criteria or in a certain amount of co-investment opportunities over the life of the Fund or all or certain Sixth Street Clients or over the life of the particular arrangement with such shareholder or other Sixth Street Client investor, as may be permitted by applicable law). Such arrangements could be subject to or conditioned upon such investor making or maintaining aggregate capital commitments to Sixth Street Clients of a certain size threshold, over a certain period of time, or other factors.

Sixth Street has entered into, and expects to continue to enter into, multiple arrangements involving the creation of special co-investment vehicles for investors (e.g., a partnership formed to hold multiple co-investments), and the existence of any such vehicle (and the nature of our relationship or arrangement with a shareholder or other Sixth Street Client investor for which the vehicle was formed) is expected to increase the likelihood that the Adviser will determine to allocate co-investment opportunities to the shareholder or other Sixth Street Client investor for which such vehicle was formed, as opposed to other investors, including because of the existence of such vehicles and arrangements increases the certainty of funding and certainty of execution, among other factors described further above.

Our exercise of our discretion in allocating investment opportunities among potential co-investors and in the manner discussed above will generally not result in proportional allocations among such co-investors, and such allocations will likely be more or less advantageous to some relative to others.

In certain cases, including as may be necessary or advisable to satisfy any legal, tax, regulatory or similar concerns, the Adviser or one of its affiliates could, in its sole discretion, participate directly or indirectly in co-investment opportunities.

In addition, subject to the Investment Company Act, the Adviser is permitted to offer co-investment opportunities to various types of third party service providers (“Service Providers”), such as senior advisers.

The size of such co-investment opportunities offered to the Service Providers will depend, in part, on the level of participation in respect of sourcing, evaluating and negotiating a particular portfolio investment. Sixth Street and its affiliates are also expected to, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for the referral, sourcing or sharing of investment opportunities (including on a systematic basis). Sixth Street could pay or receive management fees, performance-based compensation and/or reimbursement of certain expenses in connection with such arrangements. Such economic arrangements could relate to allocations of co-investment opportunities. While it is possible that the Fund will, along with Sixth Street and its affiliates themselves, benefit from the existence of those arrangements and relationships, it is also possible that investment opportunities that would otherwise be presented to the Fund’s Adviser for consideration for the Fund would instead be referred (in whole or in part) to such third party, whether pursuant to a contractual obligation or otherwise, and result in fewer opportunities (or reduced allocations) being made available to the Fund, subject to the Investment Company Act and the terms of the Co-Investment Order.

Under certain circumstances, the portion of an investment opportunity that is allocated to co-investors would have otherwise been invested by the Fund, had Sixth Street not decided to offer to co-investors the opportunity to participate in the investment. This could, inter alia, occur where Sixth Street and its affiliates are not required to offer a specific portion of an investment opportunity to the Fund under the Co-Investment Order, or applicable law, and where Sixth Street is incentivized to offer co-investment opportunities to co-investors as a result of economic terms applicable to such co-investors (e.g. one-time or ongoing fixed and/or incentive-based compensation) (which would not offset the management fee payable by the Fund).

Investing in Different Levels of the Capital Structure

Sixth Street Clients currently (and will in the future) invest in a broad range of asset classes throughout the corporate capital structure, including investments in corporate loans and debt securities, securitizations, preferred equity securities and common equity securities.

Accordingly, in certain circumstances, the Fund expects to hold interests in an entity that are of a different class or type than the class or type of interests held by one or more other Sixth Street Clients in that same entity.

Such differing interests could be pari passu or could be junior or senior to one another. In other circumstances, the Fund and Sixth Street Clients could each hold the same interests but in different proportions. This is expected to give rise to actual, apparent or potential conflicts of interest, and such conflicts will be increased where the Fund and/or a Sixth Street Client holds a material equity interest in, or otherwise has a material influence on the management, of a company in which the Fund and/or any Sixth Street Client hold a portfolio investment. In that regard, subject to the Investment Company Act, actions could be taken for Sixth Street Clients that are adverse to the Fund.

In addition, were the Fund to invest in or originate the debt of a company in which another Sixth Street Client holds equity or junior debt, including in connection with the purchase of a pool of securities by the Fund or another Sixth Street Client, the Fund would be senior to the Sixth Street Client in the capital structure of the company and the interests of the Fund and such Sixth Street Client would be adverse in certain circumstances. In a distress or workout scenario, including a bankruptcy, insolvency or similar proceeding, the Fund could recover on its investment while a Sixth Street Client holding equity or junior debt might not. In these circumstances, if an additional investment is necessary (including as a result of financial or other difficulties) it may not always be in the best interests of the Fund, for example, as a holder of senior secured debt issued by such company, to provide such additional financing, however, if Sixth Street Clients holding more junior debt or equity positions were to lose their respective investments as a result of such difficulties, the ability or willingness of the Adviser to recommend actions in the best interests of the Fund might be influenced by Sixth Street’s duties to such other Sixth Street Clients.

Conversely, it is also possible that the Fund could hold interests in a company that rank junior to the interests held by a Sixth Street Client in the same company. Such a Sixth Street Client could take actions in its own interests with respect to its rights as a creditor (for example, with respect to breaches of covenants) that could be adverse to the interests of the Fund as more junior debt holder. If such a company were to enter a distress or workout scenario, including a bankruptcy, insolvency or similar proceeding, the Fund’s interest would be subordinated or could otherwise be adversely affected by virtue of the involvement and actions of a Sixth Street Client. For example, in the event a company enters bankruptcy, a Sixth Street Client holding securities which are senior in bankruptcy preference could have the right to pursue the company’s assets to fully satisfy such company’s indebtedness to such Sixth Street Client, and Sixth Street might pursue such remedy on behalf of such Sixth Street Client. This could result in a loss or substantial dilution of the Fund’s portfolio investment, while a Sixth Street Client recovers all or part of amounts due to it. In addition, the Fund and another Sixth Street Client could hold portfolio investments and pursue an investment strategy which diverge or are directly adverse to each other (including where another Sixth Street Client engages in a short sale or similar transaction in respect of any investment in which the Fund holds a long position). These situations would present numerous conflicts or the appearance of conflicts, including, for example, the appearance that the Fund or another Sixth Street Client declined to act in furtherance of its economic interests. Other Sixth Street Clients will not be required to take any action or refrain from taking any action to mitigate potential losses by the Fund.

From time to time, subject to applicable law and the Co-Investment Order, the Fund could also participate in releveraging and recapitalization transactions involving portfolio investments in which Sixth Street Clients have invested or will invest, including alongside the Fund. Similarly, the Fund expects to provide financing to a third party that is transacting with a Sixth Street Client, including a third party that is acquiring or refinancing (directly or indirectly) a portfolio investment held by a Sixth Street Client. Conversely, a Sixth Street Client could provide financing to a third party or portfolio investment in circumstances in which the Fund is disposing of, refinancing or otherwise being repaid in respect of, a portfolio investment. One example of this scenario is where a portfolio investment in the debt of an issuer, borrower or company is held by the Fund, and a third party such as the company or a sponsor that controls the company determines that the Fund’s debt position will be repaid (which repayment would typically be able to be made in the discretion of the company or sponsor and effectuated in accordance with contractual terms previously agreed in connection with the applicable debt position).

These transactions have the potential to present conflicts of interest, including as to whether existing investors, which could include the Fund and/or other Sixth Street Clients, are receiving value which is higher or lower than fair market value or are otherwise transacting on arm’s length terms. Where the Fund and/or other Sixth Street Clients participate as existing investors in a portfolio investment that is undergoing these types of transactions, there is no guarantee that the Fund or the same Sixth Street Clients will participate as new investors in the same relative proportion as the initial investment or at all, which will depend, among other things, on the Fund’s and each other Sixth Street Clients’ investment objectives, strategies and structure. For example, these circumstances could arise where one Sixth Street Client has insufficient available capital to participate in a follow-on investment, is precluded from participating based on concentration or timing limitations in its governing documents, has reached its maximum suitable exposure to a particular company, issuer or borrower or other factors (see “ —Allocation of Investment Opportunities Within Sixth Street and Among Other Sixth Street Clients”). It is also possible that the Fund and one or more other Sixth Street Clients are invested in the same level of a company’s or issuer’s capital structure and that the Fund or the other Sixth Street Clients dispose of their interest in whole or in part, while the other does not. This is expected to create conflicts of interest regarding the valuation of the company or borrower, since the Fund and the other Sixth Street Clients will no longer be invested on a pro rata basis in the same instruments.

With respect to companies or issuers in which other Sixth Street Clients hold equity investments, such other Sixth Street Clients could hold, or seek to acquire, controlling or significant influence positions in such companies or issuers. Certain actions of a company or issuer that another Sixth Street Client is in a position to control or influence may be in the interests of such other Sixth Street Client but adverse to the Fund. For example, another Sixth Street Client could have an interest in pursuing an acquisition that would increase indebtedness, a divestiture of revenue-generating assets, or another transaction that, in the other Sixth Street Client’s judgment, could enhance the value of the other Sixth Street Client’s investment, but would subject the investment made by the Fund to additional or increased risk, which would instead be benefitted by placing tighter restrictions on the types and the amounts of the issuer’s or company’s permitted investments and acquisitions. In addition, conflicts could arise in negotiating the price of the debt or other instruments, the characterization of such debt securities or other instruments, the nature of the covenants running in favor of lenders and the other terms and conditions of the investment, and in determining whether payment obligations and covenants should be enforced, modified or waived, or whether investments should be refinanced or restructured.

The relevant other Sixth Street Client is also likely to have the ability to determine (or significantly influence) the outcome of all matters requiring investor approval and to cause or prevent a change of control of such company or issuer, or a change in the composition of its board of directors and could, among other things, preclude any unsolicited acquisition of such company or issuer or the incurrence or repayment of indebtedness or other liabilities by such company or issuer. The interests of such other Sixth Street Client with respect to the management, investment decisions or operations of a company or issuer could at times be in direct conflict with those of the Fund, which will not have the same level of control or influence over the company or issuer by virtue of its portfolio investment.

In many cases, the potential conflicts of interest described above will be mitigated by established policies and procedures to address certain types of conflicts and/or the nature and structuring of portfolio investments. For example, where appropriate, we may seek to erect temporary information barriers with respect to certain companies between Sixth Street Clients (or certain investment teams or professionals). In addition, in many cases, the nature of Sixth Street Clients’ investments will not give rise to controlling or significant influence positions in such companies, and we seek to avoid or mitigate scenarios where, for example, one Sixth Street Client invested in the debt of an issuer could control adverse actions with respect to another Sixth Street Client invested in the equity of the same issuer. Sixth Street does not generally structure investments to put one Sixth Street Client in control of the equity of an issuer or company and another Sixth Street Client in control of the debt of the same issuer or company but could structure investments to put one Sixth Street Client in control of the equity or the debt of an issuer or company where another Sixth Street Client is invested (though without a controlling position) in a different part of the issuer’s or company’s capital structure.

Where potential or actual conflicts of interest arise between Sixth Street Clients and their respective portfolio investments, in addition to any approvals, disclosures or similar procedures set forth in the governing documents of other applicable Sixth Street Clients, we seek to avoid or mitigate such conflicts taking into account the nature, facts and circumstances of the applicable conflict. For example, we expect in certain circumstances adopt certain policies or procedures relating to their management of a portfolio investment such as abstaining from voting, or exercising a vote in the same manner as a majority of unaffiliated third parties holding the same interests, on matters put to the relevant security-holders of the portfolio investment. In addition, in circumstances in which another Sixth Street Client is structured as a separately managed account (i.e., where an underlying investor holds a direct ownership interest in an asset), such underlying investor could be entitled to exercise its right to vote directly and, in other circumstances, we could be required or elect to exercise a vote in accordance with the instructions of such underlying investor, including where such Sixth Street Client holds interests in a portfolio investment that are junior or senior to those held by another Sixth Street Client. In many cases, the nature of a potential conflict of interest will evolve over time, such as where an issuer, borrower or company undergoes distress or Sixth Street Clients acquire or dispose of investments. As a result, the approach we take to mitigating a conflict of interest could correspondingly evolve and any policies or procedures that are implemented could be implemented either at the time a potential conflict of interest is identified and/or at such later time as an actual conflict of interest becomes apparent. In any event, such measures may not succeed in mitigating the relevant conflicts they were designed to address. Adopting any such policies or procedures could result in the Fund voting on matters or otherwise exercising (or failing to exercise) its rights in respect of a portfolio investment in a manner which is not in the best interests of the Fund, and shareholder approval will generally not be required for such actions.

Asset Based Finance-Related Investments

Investments in asset based finance assets are expected to take a variety of forms. As described in “Risks—Risks Related to Certain Types of Investments—Loans, Debt and Related Equity Investments” the nature, form and terms applicable to a securitization, including the tranches or levels of risk acquired or retained by the Fund or other Sixth Street Clients, present risks that are incremental to risks associated with the underlying assets. If the Fund and another Sixth Street Client acquire or retain different tranches in the same securitization vehicle, this would present potential conflicts of interest similar to those described in “ —Investing in Different Levels of the Capital Structure.”

In addition, subject to applicable law, Sixth Street or an affiliate could act as underwriter, administrator, asset manager, due diligence provider or in a similar capacity to a Portfolio Company (as defined below) in connection with a transaction to securitize the assets held by the Fund. Such a transaction could raise conflicts of interest, as Sixth Street or the affiliate would be incentivized to act in such capacity. Sixth Street’s or an affiliate’s ability to provide underwriting, asset management, administration, due diligence or similar services to the Fund or its portfolio investments will be subject to any limitations or restrictions under applicable law, including the Advisers Act and the Investment Company Act. For discussion of the potential conflicts involved in transactions with Portfolio Companies, please see “ —Third-Party Service Providers—Transactions With or Between Portfolio Companies” below.

Any such transactions will be subject to the requirements applicable to the Adviser and Fund under applicable law, including the Advisers Act and Investment Company Act.

Investments by Sixth Street Clients

Sixth Street Clients could invest in a company that competes with, is a client or customer of, or a service provider or supplier to, or has some other form of contractual relationship with, the Fund or a company in which it holds a portfolio investment (or vice versa), and which companies may or may not be a part of the same corporate group. This could give rise to certain conflicts of interest, including because any such Sixth Street Client or the Fund (as applicable) or the relevant company could take actions for commercial reasons that have adverse consequences for the Fund or any Sixth Street Client (as applicable) or their portfolio investment or in certain circumstances expects to, or expects to have the right to, obtain information while dealing with its portfolio investments that it is prohibited from acting on or disclosing to the Fund or such Sixth Street Client even though such action or disclosure would be in the Fund’s or such Sixth Street Client’s interests. Further, a Sixth Street Client or its portfolio investment, in certain circumstances, expects to, or expects to have the right to, take actions for commercial reasons that have adverse consequences for a portfolio company in which the Fund holds a portfolio investment (a “Portfolio Company”), such as seeking to increase its market share at the expense of such Portfolio Company (as a competitor), withdrawing business from such Portfolio Company in favor of a competitor that offers the same product or service at a more competitive price (as a customer), increasing prices in lock-step with other enterprises in the industry (as a supplier), enforcing rights or claims (contractual or otherwise) or commencing litigation against such Portfolio Company (in any capacity).

While these conflicts are not expected to regularly arise in circumstances where other Sixth Street Clients hold debt or non-controlling equity positions in a portfolio investment, there are certain scenarios with respect to investments, including with respect to investments in asset based finance assets, where these conflicts are likely to occur. For instance, certain Sixth Street Clients sponsored and managed by Sixth Street Asset Based Finance (“Asset Based Finance”), and any future additional Sixth Street Clients (including managed accounts, “funds-of-one” and co-investment funds), as well as structured product issuers managed, administrated or sponsored by Asset Based Finance, and potentially conglomerate operating companies, such as asset based origination and financing companies (collectively, “Asset Based Finance Entities”) are expected to purchase loans or other receivables from portfolio investments of the Fund or other Sixth Street Clients that are engaged in the business of asset origination, including pursuant to forward flow and other similar arrangements. In those circumstances, the material terms of the purchases are expected to be consistent with (or no less favorable than) terms available to unaffiliated third party purchasers, but if the borrowers of the underlying loans default, the Asset Based Finance Entities expect to have, under the terms of the purchase agreements and related transaction documentation, certain rights (such as the ability to make repurchase demands, claims and take other enforcement actions) against the originators of the loans (i.e., the portfolio investments of the Fund or relevant other Sixth Street Clients). In those circumstances, Sixth Street intends to take steps designed to mitigate the conflict by appointing an unaffiliated third-party service provider to enforce any rights on behalf of the Asset Based Finance Entities. While the engagement of an unaffiliated third party is intended to mitigate some of the conflicts of interest described above (as such person will, in performing its duties, generally be required to act in accordance with pre-determined parameters and guidelines), such person could have other relationships with Sixth Street and its Affiliates. For instance, their compensation and other terms of engagement (including the parameters and other guidelines within which such person must act) will be determined by Sixth Street, who will retain the discretion to terminate their appointment and replace them with another third party. Each of the foregoing could incentivize such person to make decisions on behalf of the Asset Based Finance Entities that benefit, or that are otherwise influenced by their relationship with Sixth Street, Asset Based Finance Entities, other Sixth Street Clients or their portfolio investments. In addition, the engagement of such person and the performance by such person of the services pursuant to such engagement will be subject to the risks and conflicts described in “ —Third-Party Service Providers”.

More generally, were such conflicts to arise in circumstances where another Sixth Street Client was able to control or otherwise exercise significant influence with respect to a matter directly impacting a portfolio investment of the Fund, we would seek to identify and mitigate such conflict with regard to the applicable facts and circumstances and considering our obligations to each of the Fund and applicable other Sixth Street Clients, including as set forth in the and governing documents of the Fund and such other Sixth Street Clients.

Broker Dealer Activities

Shares of the Fund are offered through Sixth Street BD, LLC, an SEC- and FINRA-registered broker-dealer affiliate of Sixth Street. Under its existing license, Sixth Street BD, LLC is permitted to offer interests in other Sixth Street investment vehicles and/or third-party investment funds (including third-party investment funds with the same or similar investment mandate as, or otherwise in competition with, the Fund), including investment funds in or with which the Fund or one or more other Sixth Street Clients could invest or that are sponsored by companies in which the Fund and/or such other Sixth Street Clients have invested. Sixth Street BD, LLC will be subject to certain conflicts of interest in recommending such vehicles and/or funds, including because the economic terms applicable to such investment vehicles will vary. Sixth Street could also retain other placement agents for the Fund. While Sixth Street does not currently intend to engage third-party placement agents or other appropriately licensed entities to solicit interests in the Fund from institutional investors, Sixth Street does intend to engage third-party placement agents or other appropriately licensed entities to solicit interests in the Fund from certain non-institutional investors. Any compensation payable to such placement agents will be borne by Sixth Street and will not be charged to the Fund.

However, there are also circumstances where Sixth Street enters into arrangements with third parties who hold the requisite licenses, or otherwise meet the criteria necessary, as established by laws and regulators in such jurisdictions, to enable Sixth Street to market the Fund in certain jurisdictions. Unlike the fees borne by placement agents referenced in the preceding paragraph, Sixth Street is permitted, and expects, to charge to the Fund the expenses and fees paid to the third parties described in the previous sentence (even where such third parties are referred to as “placement agents” or similar in the relevant jurisdictions).

Sixth Street BD, LLC is also permitted to place securities and instruments issued by other entities unaffiliated to Sixth Street (which can include third-party investment funds with the same or similar investment mandate as, or otherwise in competition with, the Fund or investment funds in, or with, which Sixth Street or the Fund could invest or that are sponsored by companies in which Sixth Street or the Fund has invested). Sixth Street BD, LLC will be subject to certain conflicts of interest in recommending such vehicles and/or funds, including because the economic terms applicable to such investment vehicles will vary.

We expect Sixth Street BD, LLC to engage in additional activities, including transactions involving the Fund’s portfolio investments. Such activities are expected to, for example, include acting as an underwriter in primary and secondary offerings by the portfolio investments, acting as an arranger (including, but not limited to, in connection with syndications by the portfolio investments or providing corporate financial, capital markets or other advisory services or other services with respect to the Fund’s portfolio investments). As these activities all relate to the underwriting or private placement (including arranging) of debt or equity issued by, or in respect of, the Fund’s portfolio investments, they do not need to be approved by the shareholders or the Board and any fees Sixth Street BD, LLC would receive in this capacity (whether in cash or in kind) would generally not offset the advisory fee payable by investors.

In addition, Sixth Street BD, LLC is expected to participate in the syndication of opportunities to co-invest in portfolio investments alongside the Fund and/or related funds and, in connection therewith, charge fees in respect of such co-invest equity syndication or receive transaction fees as part of the transaction. Any fees charged or received by Sixth Street BD, LLC in respect of, or allocable to, the co-invest syndication will be retained by Sixth Street BD, LLC and not offset the Fund’s advisory fee.

Sixth Street BD, LLC has an incentive to pursue these transactions for its own economic gain, and Sixth Street could also have an incentive to structure certain transactions, including co-investment opportunities, so that they require the use of a broker-dealer. For instance, where a portfolio investment is seeking to engage a broker-dealer in connection with a transaction, Sixth Street BD, LLC is incentivized to influence the decision by a portfolio investment to retain it, in lieu of other unaffiliated broker-dealers.

In connection with pursuing such additional activities, Sixth Street BD, LLC has expanded the scope of its existing license.

Service by Professionals on Boards of Directors and Creditors’ Committees

Our professionals expect, in certain cases, to serve on the boards of directors and creditors’ committees of or relating to companies in which we or our Sixth Street Clients are directly or indirectly invested. While these roles should generally advance the interests of the Fund, the professional’s fiduciary duties to the company or its other creditors, as applicable, as a director or member of the creditors’ committee could conflict with the interests of the Fund. For example, notwithstanding certain waivers or freedoms that the Fund may be successful in negotiating, it may nonetheless be inconsistent with a professional’s fiduciary duties to share information he/she receives regarding the relevant portfolio investment with Sixth Street personnel overseeing an investment in a different portfolio investment even though that information would be beneficial to the other portfolio investment and hence the Fund. Similarly, a Sixth Street professional serving as a director, with a fiduciary duty to the applicable company on the one hand, and the Fund on the other hand, may be in a position where they must make a decision that is either not in the best interests of the company, or is not in the interests of the Fund. In some circumstances, having our professionals serve as directors of a portfolio company in which the Fund or any other Sixth Street Clients are directly or indirectly invested may restrict the ability of the Fund to invest directly in an investment opportunity that also constitutes an investment opportunity for such company. Separately, the receipt of MNPI in such capacity also has the potential to restrict the Fund from acquiring or disposing of an investment that, in the absence of such MNPI, may have been undertaken. (See “—Restrictions Relating to Non-Public Information”). Further, our professionals serving on the boards of directors and creditors’ committees of the issuer of, or relating to, a company in which the Fund is invested could also subject the Adviser and the Fund to claims they would not otherwise be subject to as an investor, including claims of breach of duty of loyalty, securities claims and other claims (and the Fund will generally indemnify the Adviser and their representatives from such claims).

Third-Party Service Providers

In connection with the activities of the Fund and its portfolio investments, the Fund and/or Adviser expects to engage Service Providers. Types of Service Providers include, without limitation:

•

“Servicers”: Persons including asset managers, asset servicers or other strategic counterparties that provide asset management, sourcing, due diligence, underwriting, loan and other asset servicing, accounting, operational or other services with respect to portfolio investments and/or potential portfolio investments.

•

“Senior Advisers”: Persons that assist or advise us with respect to transaction origination, sourcing, evaluation, negotiation, development, due diligence, valuation, structuring, management, monitoring, disposition or similar matters and potentially serve as officers, directors or board observers for one or more companies in which the Fund holds, directly or indirectly, a portfolio investment.

•

“JV Partners”: joint venture partners that assist or advise us with respect to transaction origination, sourcing, evaluation, negotiation, development, due diligence, valuation, structuring, management, monitoring, disposition or similar matters and/or operating partners that provide services in respect of portfolio investments.

•

“Professional Providers”: other third parties such as accountants, administrators, advisors, third-party alternative investment fund managers, bankers, brokers, attorneys, consultants and investment or commercial banking firms.

Although the primary services provided by each type or category of Service Provider differ, in many cases a Service Provider will provide a broad range of services to the Fund, other Sixth Street Clients and/or their respective portfolio investments, some of which overlap with the services provided by other categories of Service Providers. For instance, both Senior Advisers and Servicers are expected to source transactions for the Fund. A Senior Adviser could be engaged by the Adviser to utilize their pre-existing network of business relationships in a particular industry or sector to source portfolio investments for the Fund in that area. Equally, a Servicer providing asset management services to certain portfolio investments within a given industry may source another portfolio investment for the Fund in that same industry during the course of their engagement. We have developed processes to evaluate the primary services provided by and the overall relationship with a Service

Provider at the time such Service Provider is engaged and periodically thereafter, and in the future could use additional or different methods to do so.

The nature of our relationship with a Service Provider can change over time based on, among other factors, the scope of services provided. As a result, we could determine the categorization previously applied to a particular Service Provider should be changed. For instance, we could initially engage a Person as a Senior Adviser and subsequently hire such Person as an employee (or vice versa), including in circumstances where the potential to ultimately hire such Person as an employee is contemplated at the time of engagement. This evolution in the parties’ relationship will not affect the prior treatment of a Service Provider for instance with respect to compensation paid or expenses incurred in connection with such Person’s engagement prior to the time they became an employee or affiliate.

While we believe that the expertise of Service Providers will benefit the Fund and its portfolio investments, utilizing Service Providers creates certain conflicts of interest.

General Considerations

The time, dedication and scope of work of Service Providers are expected to vary considerably. In some cases the engagement with a Service Provider will be limited to a specific transaction (e.g., assisting in transaction due diligence or making introductions to or providing reference checks on a management team), while in other cases a Service Provider could take on more extensive roles, including serving as executives or directors or observers on the boards of or providing operational services to companies in which the Fund and/or other Sixth Street Clients hold portfolio investments, and contributing to the identification and sourcing of new investment opportunities. In any case, there can be no assurance that any particular Service Provider will continue to be involved with the Fund for any length of time.

Service Providers could have conflicts of interest between their work for the Fund and their portfolio investments, on the one hand, and themselves or other clients, on the other hand, and the Adviser is limited in its ability to identify, monitor and mitigate these conflicts. For example, subject to applicable law and the Co-Investment Order, Service Providers (or funds, accounts or similar investment vehicles managed or advised by a Service Provider) could make investments alongside the Fund, including in portfolio investments where such persons serve on the relevant company’s or issuer’s board of directors, and the Fund could invest or co-invest in portfolio investments in which such Service Providers hold or acquire existing material interests. It is generally expected that most Service Providers such as Senior Advisers or JV Partners will not be subject to an obligation to act in the best interests of the Fund or their portfolio investments that goes beyond their obligations set forth in the relevant contractual arrangements with the Fund, their portfolio investments, the Adviser or any affiliate thereof. The contractual arrangements applicable to most Service Providers will not subject Service Providers to the same policies and procedures that apply to Sixth Street employees. As a result, the Adviser expects to be more limited in its ability to identify conflicts of interest applicable to Service Providers and more generally to provide supervision of a Service Provider, as compared to Sixth Street employees.

Treatment of Compensation

Amounts paid to a Service Provider will generally not reduce or offset the management fees or incentive fees payable to the Adviser. By contrast, the Adviser (and not the Fund) otherwise pays the salaries of the Fund’s employees. As a result, the Fund would have an incentive to retain Service Providers instead of causing the Adviser to hire additional personnel (or to convert existing employees to Service Providers).

Manner of Compensation

The appropriate form, method and level of compensation to be paid to a Service Provider will be determined at the discretion of the Adviser on terms that Sixth Street believes are in the best interests of the Fund based on the facts and circumstances. Compensation methodologies are expected to vary across categories of Service Providers, across Service Providers within a category and across engagements with a particular Service Provider. For example, in certain circumstances a Service Provider could negotiate rates or other terms in respect of goods or services provided to Sixth Street, the Fund, other Sixth Street Clients, their affiliates or their respective portfolio investments, which are different from and more favorable than those established in respect of other engagements with Sixth Street, the Fund, other Sixth Street Clients, their affiliates or their respective portfolio investments. Methods of compensation can include, without limitation: salary, bonus or other cash payments from the Adviser, the Fund, other Sixth Street Clients or a portfolio investment, carried interest from other Sixth Street Clients, profits interests or similar incentive-based arrangements with respect to a portfolio investment (including compensation based on a waterfall similar to a carried interest or other similar metric), co-investment opportunities in a portfolio investment, equity or stock option grants or other longer-term incentive plans from a portfolio investment, fees and promote relating to a particular transaction, opportunities to invest in the Fund or other Sixth Street Clients on preferential economic terms. Compensation payable by the Fund could be structured to be paid directly by the Fund or indirectly through one or more subsidiaries or other investment vehicles of the Fund, and similarly compensation payable by a portfolio investment could be paid directly by the applicable issuer, borrower or company or indirectly through one or more holding companies or other special purpose vehicles that comprise the applicable portfolio investment. Other terms applicable to arrangements with such Service Providers are also expected to vary based on the nature of the relationship, for example with respect to the type and nature of documentation, the ability of Sixth Street or the Service Provider to exercise termination options and the length and scope of the engagement.

Where we have the ability to select Service Providers (e.g., Service Providers to the Fund), we intend to do so with regard to appropriate rates for services, but there can be no assurance that with respect to any particular engagement no other Service Provider is more qualified to provide the applicable services or could not provide such services at a lower cost. Moreover, we intend to consider a range of other factors in addition to rates, price or cost in determining whether or not to engage a Service Provider, including our assessments of quality of service, perceived competence or expertise, familiarity, onboarding speed, whether engaging a particular service provider has the potential to provide longer-term benefits to the Fund or its portfolio investments, or such other factors as we deem appropriate.

In many cases, in particular with respect to Servicers, Senior Advisers and JV Partners, the nature of services and expertise provided is expected to be unique and/or tailored to the specific engagement, and related compensation arrangements can therefore be expected to be highly individualized and bespoke to the nature of the services and expertise provided. Such Service Providers could provide a certain type of skills or experience that is difficult to find elsewhere or are particularly valuable with respect to the specific transaction and, in certain circumstances, there could be no clear alternative or comparable engagement (including in the form, method or level of the compensation). The Adviser expects to determine the appropriate form, method and level of compensation taking into account the facts and circumstances applicable to the engagement with the Service Provider. Such determinations are expected to be informed by considerations such as: the assets to be governed by such arrangements, the services that the Service Provider is expected to provide with respect to the assets or any transaction related thereto, the experience and skills of the Service Provider, the value the Adviser expects the Service Provider to add to an existing or prospective portfolio investment or the Fund, and, in certain circumstances, the availability and comparability of alternative Servicer Providers.

Where it determines appropriate and applicable, the Adviser also expects to seek compensation methodologies that align the incentives of a Service Provider with those of the Fund, for example co-investment opportunities in one or more portfolio investments in respect of which a Service Provider has been engaged. In some cases, co-investment opportunities alongside the Fund could be provided as part of an overall compensation package regardless of whether such persons played a significant role in sourcing, managing or otherwise providing services in respect of the specific investment (see “ —Allocation of Co-Investment Opportunities”). While co-investment opportunities seek to align the incentives of a Service Provider with those of the Fund, structuring and managing such co-investment opportunities will also give rise to costs and expenses that will be borne by the Fund. Similarly, for certain categories of Service Providers such as Servicers, Senior Advisers and JV Partners, it is more common for compensation arrangements to include a profits interest or other incentive-based compensation. For example, compensation payable to a Servicer determined according to methods such as a percentage of the value of the assets being serviced, the invested capital exposed to such assets, and/or a percentage of cash flows from such assets. As described above, the compensation arrangements of a particular Service Provider would depend on the facts and circumstances of the particular engagement.

Opportunities Sourced

Whether or not an investment opportunity sourced by a Service Provider will be required to be offered to Sixth Street will depend on the nature of the Service Provider engagement. In some cases, a Service Provider could be engaged with the responsibility to source and recommend transactions to Sixth Street potentially on a full-time and/or exclusive basis or through contractual rights of first offer or first refusal or subject to a non-compete or similar restrictive covenant, either generally or with respect to transactions satisfying a particular set of criteria. In other cases, a Service Provider will have other clients and source investment opportunities for Sixth Street on a non-exclusive basis.

Opportunities sourced by a Service Provider and presented to Sixth Street would not necessarily be required to be offered to the Fund. See “ —Allocation of Investment Opportunities Within Sixth Street and Among Sixth Street Clients,” Where a Service Provider is engaged, in whole or in part, to source and recommend transactions for the Fund and other Sixth Street Clients, the same Service Provider can be expected to source and recommend multiple investments. Conflicts of interest will therefore arise with respect to the allocation of such investment opportunities among the Fund and other Sixth Street Clients.

Allocations Among Sixth Street Clients and Sixth Street

In the event Service Providers are providing services to the Fund and one or more other Sixth Street Clients (and/or their respective portfolio investments), costs associated with such service (e.g., expenses, fees, compensation) will be allocated among the Fund and the relevant other Sixth Street Clients (and/or their respective portfolio investments). Similar considerations would apply where a Service Provider is providing services in part with respect to other Sixth Street Clients or their portfolio investments and in part with respect to Sixth Street or the Adviser. For example, any base compensation paid to a Service Provider will generally, as an initial matter, be allocated to the Sixth Street Clients we expect the Service Provider to be providing services to, although the Service Provider could ultimately provide more or all of its services to one or more other Sixth Street Clients. As a result, in some circumstances, subject to applicable law and the Co-Investment Order, the Fund can be expected to incur upfront fees, costs or other expenses in connection with establishing a Service Provider relationship, for example a joint venture with a JV Partner, but other Sixth Street Clients could benefit from such Service Provider relationship if in the future a Service Provider sources or recommends transactions that are allocated to such other Sixth Street Clients.

Engaging a Service Provider in respect of multiple portfolio investments or other Sixth Street Clients has the potential to create additional conflicts of interest. Such other relationships with a Service Provider could create incentives for Sixth Street to negotiate terms with a Service Provider that are more favorable to another Sixth Street Clients or its portfolio investments than the Fund or its portfolio investments. In certain circumstances, the compensation arrangements applicable to a Service Provider could create incentives for such Service Provider not to source or recommend transactions for the Fund (for example, if earlier investments performed poorly and a netted compensation structure made it unlikely that performance-based compensation would be received taking into account subsequent investments). Compensation arrangements could also create incentives for Sixth Street and its affiliates to allocate an investment opportunity sourced or recommended to another Sixth Street Client instead of or before the Fund, for example, where such an allocation will reduce the total amount payable to the Service Provider by one or more Sixth Street Clients, either on an individual or aggregate basis. Finally, given that Sixth Street and the Adviser expect to engage the same Service Providers with respect to multiple investments and with respect to various other Sixth Street Clients, the Adviser could be disincentivized to exercise contractual or other remedies against such Service Provider taking into consideration the impact of such remedies on other Sixth Street Clients or their portfolio investments.

In such cases, with respect to fees and/or performance-based compensation in particular and with respect to expenses associated with joint ventures or other categories of Service Providers that do, or have the potential to, provide services with respect to multiple portfolios investment and/or multiple other Sixth Street Clients more generally, the Adviser intends to reasonably determine the appropriate allocations among the Fund and other Sixth Street Clients, including with regard to the underlying investments in which the Fund and other Sixth Street Clients participate.

Other Relationships with Service Providers

It is expected that Sixth Street or its affiliates will have business, financial or other relationships with Service Providers that are engaged to provide goods or services to the Fund or its portfolio investments, particularly given the wide range of Service Providers engaged in respect of any Sixth Street Clients. For example, certain Service Providers can be expected to provide services in respect of multiple Sixth Street Clients and/or multiple portfolio investments, co-invest alongside or be limited partner investors in the Fund or other Sixth Street Clients or have relationships with portfolio investments (e.g., as a lender, shareholder, director, observer, officer or other capacity) in addition to the capacity for which they were engaged as a Service Provider. Similarly, Sixth Street or its affiliates (including Sixth Street employees) could have other direct or indirect relationships with Service Providers that give us less incentive to negotiate with such Service Providers for lower compensation. For example, Sixth Street employees (or their family members) could hold economic interests in or director, officer or other positions with a Service Provider. Sixth Street employees have made, and are expected from time to time in the future to make, investments for their personal accounts, which could include investments with counterparties that are, or become, Service Providers to, or have other relationships with, the Fund or persons in which the Fund holds portfolio investments. For example, an employee could be offered the opportunity to participate in an investment sourced by a JV Partner or other Service Provider that also sources investment opportunities for the Fund or other Sixth Street Clients, or, subject to applicable law, the Fund may consider engaging a Service Provider in which an employee has an economic interest. Notwithstanding any such business, financial or other relationships and as described further below, determinations to engage a particular Service Provider and the form, method and level of compensation will be made with regard to the best interests of the Fund upon consideration of relevant facts and circumstances.

In addition, subject to applicable law, Sixth Street or its affiliates have entered into, and could continue to enter into, arrangements with unaffiliated Service Providers in which Sixth Street or its affiliates have economic interests or minority governance rights, such as veto and change of control protections, and could otherwise have influence over their activities. Although such arrangements, in connection with an investment or otherwise, are generally intended to be structured so that Sixth Street does not “control” such entities or parties, Sixth Street could nonetheless be afforded certain governance rights (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Sixth Street the ability to exercise influence. In these circumstances, where a Service Provider receives fees from its clients, including the Fund or any company or other persons in which they hold a portfolio investment, Sixth Street or its affiliates would benefit through their ownership interest in such Service Provider. See “ —Third-Party Service Providers—Transactions With or Between Portfolio Companies.” Employees will not be offered any such investment opportunities unless Sixth Street determines that such investment or transaction is not appropriate for the Fund based on the facts and circumstances and does not create a material conflict of interest that Sixth Street will not be able to eliminate or adequately mitigate.

The relationships described above could influence the Adviser in deciding whether to select or recommend any such Service Provider to perform services on behalf of the Fund or a portfolio investment (the cost of which would generally be borne directly or indirectly by the Fund or portfolio investment as applicable), including that the Adviser could favor the engagement or continued engagement of such Service Provider even if a better price and/or quality of service could be obtained from another person. Notwithstanding the foregoing, the Adviser will seek to engage Service Providers in connection with the Fund or related transactions that require their use when, and on such terms, as the Adviser determines are in the best interests of the Fund based on the facts and circumstances, which include, but are not limited to, the overall quality of advice and other services provided, the evaluation of which includes, among other considerations, such Service Provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Transactions With or Between Portfolio Companies

Given the persons in which the Fund could make portfolio investments, we expect, from time to time, to recommend the services of a Portfolio Company. Depending on the nature of a Portfolio Company’s business, we could recommend such services to the Fund, other Portfolio Companies, other Sixth Street Clients or their respective portfolio companies, and vice versa with respect to portfolio companies of other Sixth Street Clients. Similarly, and whether or not Sixth Street is in a position of control or influence, Portfolio Companies may pursue mergers and acquisitions transactions or other significant strategic transactions between Portfolio Companies and/or between a Portfolio Company and with a portfolio company of another Sixth Street Client. For instance, subject to applicable law, certain portfolio companies of other Sixth Street Clients are expected to originate loans that the Fund could subsequently purchase from such portfolio companies.

Retaining the services of, or otherwise transacting with, companies in which other Sixth Street Clients hold portfolio investments has the potential to generate conflicts of interests in light of the financial or other business interests that such other Sixth Street Clients have in the relevant portfolio investment. The considerations applicable to the use of third-party Service Providers generally also apply where the Service Provider to the Fund or a Portfolio Company is a person in which another Sixth Street Clients holds a portfolio investment, or vice versa. In particular, while where we have the ability to select Service Providers (e.g., Service Providers to the Fund or, in certain circumstances, to Portfolio Companies that we control) we intend to do so with regard to appropriate rates for services, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at a lower cost. We intend to consider a range of other factors in addition to rates, price or cost in determining whether or not to engage a Service Provider, including our assessments of quality of service, perceived competence or expertise, familiarity, onboarding speed, whether engaging a particular service provider has the potential to provide longer-term benefits to the Fund or its portfolio investments, or such other factors as we deem appropriate.

Interests in Non-Affiliated Entities

Sixth Street has in the past, and could in the future, make investments in third-party asset management firms or similar business (as well as Service Providers as described further in “ —Other Relationships with Service Providers”). Even where Sixth Street does not intend to control or be involved in the day-to-day operations of such firms, there can be no assurance that all third parties will conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third-party asset management firms or the interpretation of applicable law or regulations, investments by Sixth Street in those circumstances will not be deemed to have control elements for certain contractual, regulatory or other purposes.

Platform Companies and Strategic Business Relationships

The Fund, either alone or co-investing alongside other Sixth Street Clients, could establish, participate in the establishment of, or make investments in companies or similar entities that in turn seek to originate, source, acquire interests or otherwise invest in related companies, business opportunities or assets. We could structure these portfolio investments, which we refer to as “platform companies,” as operating joint ventures, holding companies, partnerships, structured finance vehicles, incubators, start-ups and other platform companies or other similar arrangements. We could fund these companies up front or gradually over time. In the event the Fund were to make such an investment, we generally would expect the Fund to monetize their investment in a platform company through a sale or public offering of the platform company (or the Fund’s interest in the company) or through sales of the platform company’s underlying assets or repayments of loans held by it. Even where the Fund, by virtue of any control or influence it exercises or has the right to exercise over a platform company, are involved in the strategy, governance and/or oversight of any platform company, a platform company would also typically retain its own qualified management team, either internally or externally, to operate, administer and manage the company on a daily basis, including by sourcing the underlying assets (“Management Personnel”).

Many of the same considerations relating to conflicts of interest that apply to Service Providers also apply to Management Personnel (See “ —Third-Party Service Providers”). Management Personnel are not considered to be affiliated with Sixth Street for purposes of the Partnership Agreements solely as a result of their role as a member of a portfolio company’s management team, could render services exclusively to the platform company or provide the same or similar services to unaffiliated third parties or to the Fund, other Sixth Street Clients or their portfolio investments, and could receive separate compensation for rendering such services. By virtue of our control of the Fund which would typically form a platform company, we would expect to determine or significantly influence the form and amount of compensation paid to Management Personnel. Such compensation would be expected to take a variety of forms depending on the nature and scope of the relationship (see “ —Manner of Compensation”), and the Fund (and hence all shareholders) would generally bear their pro rata portion of the cost of such compensation in respect of platform companies, as well as all other platform company expenses, including start-up, operating and overhead expenses, either directly or indirectly through its direct or indirect interest in the platform company, which in either case would not reduce or offset the management fees payable to the Adviser. Our close business relationships with Management Personnel together with any other strategic business relationships with such persons could give us less incentive to negotiate with them for a lower level of compensation. Investment opportunities presented to Management Personnel will not generally be subject to a requirement to be offered to the Fund or their platform companies. In fact, circumstances could arise where Management Personnel (and/or directors, officers or other managerial personnel of a platform company that are affiliated with Sixth Street) are required by law or contract to present opportunities that would otherwise be suitable for the Fund or one of its platform companies to other Sixth Street Clients, their platform companies or third parties.

In certain cases, we expect to form strategic business relationships with Management Personnel separate from or in addition to the services provided by such persons as members of a platform company’s management team. We could do so, for example, to take advantage of the expertise of these persons, often in particular industries, sectors and/or geographies, and they could provide services that are similar to, and that could overlap with, services we provide to the Fund or other Sixth Street Clients, or which could be provided by management teams of platform companies, including sourcing, conducting due diligence on or developing potential investments, as well as structuring, managing, monitoring and disposing of investments. In such capacity, Management Personnel could be engaged as a Senior Adviser or other category of Service Provider and related compensation would typically be borne by the Fund and/or other Sixth Street Clients. See “ —Third-Party Service Providers—Allocations Among Sixth Street Clients and Sixth Street.”

NET ASSET VALUE

The Fund will calculate its NAV (i) as of the close of business on the last business day of each calendar month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”) typically as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The NAV of each class of Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each class.

As discussed in further detail herein, although the Fund will determine its NAV monthly, such determinations of NAV are subject to valuation risk.

Valuation of Fund Assets Generally

The Board has approved valuation procedures established by the Adviser pursuant to which the Fund will value its investments (the “Valuation Procedures”). The Fund’s Valuation Procedures are overseen by a Valuation Committee and the Adviser, designated as the Valuation Designee under Rule 2a-5 of the Investment Company Act, is responsible for determining fair value when necessary. In accordance with the Valuation Procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services. When market quotations are not readily available or are deemed to be unreliable, the Adviser values the Fund’s investments at fair value as determined in good faith pursuant to the Valuation Procedures established by the Adviser, in its role as Valuation Designee under Rule 2a-5 under the Investment Company Act. See “Risks – Valuation Risk”. The Valuation Procedures ensure that each asset held by the Fund is appropriately valued based on the best available information, in a manner that reflects the asset’s fair value.

Private Credit Investments and Direct Loans. On a quarterly or monthly basis, for direct loans or other private credit assets for which no market quotations are available, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Valuation Procedures. The Adviser may also utilize independent third party valuations if such valuations are deemed reliable. The Adviser will monitor direct loans or other private credit assets daily for any company specific events, market data movements, and secondary transactions and updated valuation in the event of a material change in valuation. See further discussion below in “Fair Value Determinations.”

Structured Credit Investments. Fair values for structured credit investments, including MBS, ABS, CLOs, CDOs and CMOs are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information.

Fixed Income Investments. Fixed-income securities with readily available market quotations are generally valued based on their current market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices. In determining the fair values of fixed income securities for which market quotations are not readily available, the Fund will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method, matrix pricing and the Fund uses last available bid prices or market quotations provided by independent pricing services. These pricing services may employ matrix pricing or valuation models, considering a variety of factors such as transaction data, credit quality, and general market conditions. These services may also utilize other inputs like yields or prices of comparable securities, dealer indications, and other relevant market data. The Fund could also use amortized cost valuation for debt obligations with 60 days or less remaining to maturity if this method reasonably approximates fair value. Fixed-income securities such as asset-backed and mortgage-related securities may be valued using models that estimate cash flows and apply a benchmark yield with appropriate adjustments.

Derivatives, Options, and Swaps. Exchange-traded options, futures, and other derivatives are valued based on the last sale or settlement price provided by the exchange or board of trade on which they are traded. If no current market data is available, the Fund may use the quotes from at least two principal market makers or primary market dealers. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded.

Equity Investments. Publicly traded equity securities are valued using information obtained from independent pricing services, based on the closing price on the primary exchange where the security is listed. If no reliable market data exists, or the Adviser believes the price does not reflect the security’s fair value, the Adviser will determine its fair value using appropriate fair value methodologies. The valuation of the Fund’s investments in private equity investments will be valued at fair value and performed in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. Generally, investments will be valued at their market price if market quotations are readily available. In the absence of observable market prices, investments will be valued using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, projects, properties or certain debt positions. Market quotations will not be readily available for many of the Fund’s investments. The actual realized returns on unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the valuations are based.

Fair Value Determinations. When market data is unavailable or unreliable, assets will be classified as “Fair Value Assets” and valued by the Adviser, as Valuation Designee, under the Valuation Procedures. The Adviser will value the Fund’s investments with fair value methodologies that the Adviser believes to be consistent with those used by the Fund for valuing its investments. The fair value calculations will involve significant professional judgment by the Valuation Designee in the application of both observable and unobservable attributes, which will generally take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying borrower’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying borrower does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The Fund could also engage independent third-party pricing services and/or independent valuation firms, broker-dealers, or other market participants for assistance. The Adviser will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis.

The Adviser may adjust the value of each of the Fund’s assets monthly, generally based on the most recent quarterly valuation and the estimated total return the investment is expected to generate, with assistance from one or more independent valuation firms, where applicable, and in accordance with the Valuation Procedures. These estimates are monitored regularly and updated as necessary for significant market related or investment specific events which would warrant a material change in valuation. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about the underlying investments’ operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. At the end of the quarter, each asset’s value is adjusted, in accordance with the actual income and appreciation or depreciation realized by such loan, at the time the Fund’s quarterly valuations are finalized.

Fair Value Measurement Hierarchy. The Fund’s annual audited financial statements, which are prepared in accordance with U.S. Generally Accepted Accounting Principles (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a hierarchical disclosure framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The Fund’s fair value determinations are based on a three-level hierarchy, as defined by the FASB:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in active markets.

•	Level 2: Observable inputs, such as quoted prices for similar assets, yield curves, or interest rates.

•	Level 3: Unobservable inputs, based on the best information available.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV, and the differences between the fair value of the assets and the prices at which those assets are ultimately sold may be significant. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Information that becomes known to the Adviser and the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the previously determined NAV.

Due to the nature of the Fund’s portfolio and its substantial investments in loan investments, a significant proportion of its assets will fall within Level 3, where valuations are based on unobservable inputs or proprietary models.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving and subject to change. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Any errors in the calculation of NAV will be addressed and any pricing corrections will be made in accordance with the Fund’s NAV Error Correction Policy.

Suspension of NAV Calculation. In certain circumstances, such as market closures or extraordinary events, including, but not limited to any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors, the Fund may temporarily suspend the calculation of NAV. During such periods, the Fund will not accept new subscriptions if the calculation of NAV is suspended, and the suspension of NAV may require the termination of a pending repurchase offer by the Fund (or the postponement of the valuation date for a repurchase offer). Calculation of the Fund’s NAV will resume after the Adviser, in its discretion, determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its investment company taxable income to its Shareholders. Beginning with the start of the second full quarter after the Commencement of Operations, the Fund intends to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Additionally, the Fund intends to pay distributions at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund and/or co-investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions could exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes could represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Tax Matters” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a DRIP administered by the DRIP Administrator. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the DRIP Administrator. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DRIP Administrator 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Board declares a Distribution, the DRIP Administrator, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The DRIP Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The DRIP Administrator will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, the DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the DRIP Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the DRIP Administrator at [●] c/o [●], [●] or by calling the toll free number [●].

DESCRIPTION OF SHARES

Shares of Beneficial Interest

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of August 14, 2025, and the Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares. The Declaration of Trust provides that the Trustees may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board may from time to time, without a vote of the common shareholders, divide, combine or, prior to the issuance of Shares, reclassify the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares.

The Fund intends to apply for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [●]:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account		Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common shares of beneficial interest, par value $[ ] per share	Unlimited	[	]	[	]
Class [●] Shares	Unlimited	[	]	[	]
Class [●] Shares	Unlimited	[	]	[	]
Class [●] Shares	Unlimited	[	]	[	]

Common Shares

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Statutory Trust Act (“DSTA”) the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class [●] Shares, Class [●] Shares and Class [●] Shares at the same time and in different per Share amounts on such Class [●] Shares, Class [●] Shares and Class [●] Shares if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

If and whenever Preferred Shares are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities) after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “—Preferred Shares” below. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Unlike open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should not purchase the Shares if they intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Repurchase of Shares.”

Preferred Shares

The Declaration of Trust provides that the Board may authorize and issue Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of Shares. Holders of Shares have no preemptive right to purchase any Preferred Shares that might be issued.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In addition, the Board is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

DELAWARE LAW AND CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Organization and Duration

The Fund was formed in Delaware on August 14, 2025, and will remain in existence until dissolved in accordance with the Fund’s Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, the Fund is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be shareholders of the Fund. The Adviser may invest in the Fund as a shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shares held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (2) with the written consent of the Fund or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Fund or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer.

[Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) shareholders eligible to bring such derivative action under the DSTA who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in good faith and shall be binding upon the shareholders. A shareholder may only bring a derivative action if shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Number of Trustees; Vacancies; Removal

The Fund’s Declaration of Trust provides that the number of Trustees will be set by the Board in accordance with its bylaws. The Fund’s bylaws provide that a majority of its entire Board may at any time increase or decrease the number of Trustees. The Fund’s Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Fund’s Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).

The Fund has a total of [·] members of the Board, [●] of whom are Independent Trustees. The Fund’s Declaration of Trust provides that a majority of its Board must be Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the shareholders unless the approval of shareholders is required under Investment Company Act or such an amendment would limit shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

The Board may, without approval of the shareholders, determine to liquidate the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.]

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. This means that you will not be able to sell your Shares unless the Fund offers to repurchase them in a tender offer.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. The Fund could, but does not currently intend to, list the Shares on a securities exchange in the future. However, investors should have no expectation that any such future listing event will occur and the Fund does not currently expect any secondary market to develop for the Shares in the foreseeable future. Notwithstanding that the Fund expects to conduct periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

REPURCHASE OF SHARES

No Right of Redemption

The Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their Shares, other than limited rights of a shareholder’s descendants or estate to request a repurchase of shares in the event of such Shareholder’s death. Instead, the Fund expects to provide liquidity to its shareholders through tender offers. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner permitted by the Exchange Act, the Investment Company Act and the rules thereunder. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased shareholder.

Repurchases

The Fund expects to, from time to time, repurchase Shares from its shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. It is expected that, under normal market circumstances, the Adviser generally will recommend to the Board, subject to the Board’s discretion, that the Fund conduct quarterly tender offers for up to 5% of the Fund’s outstanding Shares at NAV, although any particular recommendation may exceed or be below such percentage. The Fund is not obligated to repurchase any Shares and could choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. In the event a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the tender offer, or take any other action with respect to the tender offer permitted by applicable law. The repurchase of tendered shares of Shares by the Fund is a taxable event to Shareholders. See “Tax Matters.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from shareholders quarterly. The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, the Fund is not required to conduct tender offers on a quarterly basis or at all and may be less likely to conduct tenders during periods of exceptional market conditions. If a tender offer is not made, shareholders may not be able to sell their Shares as there is currently no secondary market for the Shares and it is unlikely that a secondary market for the Shares will develop. If a secondary market does develop, shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it could be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which could increase risks for remaining shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. The Fund is designed primarily for long-term investors and an investment in the Fund’s Shares should be considered illiquid.

Following the commencement of an offer to repurchase Shares, the Fund could suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board that such suspension, postponement or termination is advisable for the Fund and its shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. In the event of termination, however, the Fund could terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Shareholders may withdraw their written tenders within the timeframe discussed in the applicable tender offer documentation if the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to shareholders, less any applicable Early Repurchase Deduction, as set forth in the documentation for the applicable tender offer.

The Fund will generally make tender offers, if any, to all shareholders. The Fund will assume all fees and expenses related to a repurchase of Shares. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained. The Fund could also repurchase all of such a shareholder’s Shares in the Fund. The Fund or the Adviser could waive the minimum account balance from time to time.

A [2]% Early Repurchase Deduction will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. An Early Repurchase Deduction payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Subject to the considerations described above and in the Fund’s periodic tender offers sent to shareholders, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund could also elect to repurchase less than the full amount that a shareholder requests to be repurchased. Repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdrawal the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional Shares representing up to 2.0% of the aggregate NAV of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase. If a tender offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also could consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

•	whether any shareholders of the Fund have requested to tender Shares to the Fund;

•	the working capital and liquidity requirements of the Fund;

•	the relative sizes of the repurchase requests and the Fund;

•	the past practice of the Fund in repurchasing Shares in the Fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

•

the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating portfolio investments), and the availability of information as to the value of its interests in underlying portfolio companies and other portfolio investments.

As described above, in certain circumstances the Board could determine not to conduct a tender offer, or to conduct a tender offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the portfolio investments cannot be liquidated at their fair value, making a determination not to conduct tender offers more likely.

The Fund will assume all fees and expenses related to a repurchase of shares.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the section “Net Asset Value—Valuation of Fund Assets Generally.” Additional risks are discussed under “Risks — Risks Related to the Fund’s Business and Structure — Valuations.”

Mandatory Repurchases

The Fund may repurchase Shares without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have vested in any other person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•

ownership of the Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

•

continued ownership of the Shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, Sixth Street, or any of their affiliates, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of Shares were not true when made or has ceased to be true; or

•

with respect to a shareholder subject to special laws or compliance requirements, such as those imposed by the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

Shares will be repurchased at the NAV per share of the class of Shares being repurchased. Shareholders whose Shares are repurchased by the Fund will not be entitled to a return of any amount of front-end selling commission that was charged in connection with the shareholder’s purchase of such Shares.

TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that could be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is, for U.S. federal income tax purposes, a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund could have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receive a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants) or as contingent payment debt obligations, the Fund must include in its taxable income in each year a portion of the OID (or accruals on such contingent payment debt obligation) that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund could also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect or does not distribute profits currently, or equity tranches in certain securitization vehicles.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that taxable year. However, the Fund is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally will not pass through to the Fund’s shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but could carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Certain issuers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such issuers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

The Fund could make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund could structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund could hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income could be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test could, however, jeopardize its ability to satisfy the Diversification Tests, which could make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that it may not satisfy the diversification requirements described above (including as the Fund ramps up its portfolio), and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

The Fund could, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Board in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund could continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income to the extent of the Fund’s current or accumulated earnings and profits and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to receive such distribution as cash). The additional shares received by a shareholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund could elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it could designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund could choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but could have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.

The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Fund’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

If an investor purchases shares in the Fund shortly before the record date of a distribution, the price of the shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though such distribution represents a return of the investor’s investment.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Sale or Exchange of Shares

Upon the sale, exchange or other taxable disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other taxable disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is a tender offer fund, a type of fund which, in order to provide liquidity to shareholders, could make periodic offers to repurchase its outstanding shares at NAV. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder could be treated as having received a taxable dividend upon the tender of its shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale and the shareholder owns less than 50 percent of the total combined voting power of the Fund immediately after the repurchase. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder could nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares could be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder could be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at reduced rates on certain amounts treated as dividends.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it could be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it could be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses are not deductible by any such shareholder.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that could, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and could make certain tax elections in order to mitigate the effect of these provisions.

Additionally, a portfolio company in which the Fund invests could face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the RIC income test.

Below Investment Grade Instruments

The Fund could invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments could present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund could cease to accrue interest, original issue discount or market discount, when and to what extent deductions could be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For U.S. federal income tax purposes, the Fund could be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund could be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund could have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund could have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund could become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security could be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities could be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund could be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and is able to and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund could elect, subject to applicable limitations, to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which could limit the availability of the benefit of these elections. Under either election, the Fund could be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a “controlled foreign corporation” under the Code (“CFC”), the Fund could be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it could be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares could prevent the Fund from meeting the distribution requirements described above, and could, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund or other applicable withholding agent could be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld could be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. Tax-exempt shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders could also be subject to the branch profits tax imposed by the Code.

The Fund could be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty could differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax could apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity could qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA could be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it could be relevant to their ownership and disposition of the Fund’s shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance could extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders could be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

Common Shares

The Fund is authorized to offer [three] separate classes of Shares designated as Class [●] Shares, Class [●] Shares and Class [●] Shares. Class [●] Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure (“Multi-Class Exemptive Relief”). There is no assurance that the Fund will be granted the exemptive order. The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Class [●] Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class [●] Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class [●] Shares, (4) through certain registered investment advisers, (5) by the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Sixth Street or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that the Fund names in an amendment or supplement to this Prospectus. Generally, Class [●] Shares are available only through brokerage, transactional-based accounts. Not all Dealers offer all classes of Shares. See “Share Class Considerations” below.

Distributor

[●], located at [●], acts as the distributor of the Fund’s Shares, pursuant to the distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Dealers for the sale and servicing of the Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Class [●] Shares, Class [●] Shares and Class [●] Shares are not subject to a sales load; however, investors may be required to pay brokerage commissions on purchases or sales of the Shares to their Dealers. Investors should consult with their Dealers or other financial intermediaries about any transaction or other fees or charges their Dealers or other financial intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund. See “Class [●] Shares—Sales Load” below.

Eligible Investors

Each investor in the Fund is required to certify that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Existing shareholders who subscribe for additional Shares are required to qualify as an “accredited investor” at the time of each additional purchase. The Distributor and/or any Dealer may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Dealer.

[Minimum Investments

The following investment minimums apply for purchases of the Shares:

	Class [●] Shares			Class [●] Shares			Class [●] Shares
Minimum Initial Investment	$	[●	]	$	[●	]	$	[●	]
Minimum Subsequent Investment	$	[1,000	]	$	[1,000	]	$	[10,000	]

The $[●] minimum initial investment for Class [●] Shares set forth in the above table applies to individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Dealer or other financial intermediary that has entered into an agreement with the Distributor to purchase Class [●] Shares.]

For Class [●] Shares, there is no minimum initial investment for:

•

Employer-sponsored retirement plans (not including Simplified Employee Pension Individual Retirement Arrangements, Savings Incentive Match Plan for Employees Individual Retirement Accounts or Salary Reduction Simplified Employee Pension Plans) and state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.

•	Employees, officers and directors/trustees of Sixth Street or its affiliates and immediate family members of such persons, if they open an account directly with Sixth Street.

•

Clients of Dealers or other financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Class [●] Shares through a no-load program or investment platform.

The minimum initial investment for purchasing Class [●] Shares is reduced to $[●] for:

•	Clients investing through Dealers or other financial intermediaries that offer Class [●] Shares on a platform that charges a transaction based sales commission outside of the Fund.

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Class [●] Shares, and the family members of such persons.

•

The minimum initial investment for each class of Shares may be modified or waived by the Fund and the Distributor for the Trustees and certain employees of Sixth Street, including its affiliates, vehicles controlled by such Trustees and employees and their extended family members. There is no minimum subsequent investment for the Shares.

Share Class Considerations

The Fund offers [three] classes of Shares: Class [●] Shares, Class [●] Shares and Class [●] Shares. When selecting a share class, investors should consider the following:

•	which share classes are available to an investor;

•	the amount an investor intends to invest;

•	how long an investor expects to own the Shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for them. Not all Dealers offer all classes of Shares. In addition,

Dealers may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Shares. If an investor’s Dealer offers more than one class of Shares, they should carefully consider which class of Shares to purchase.

Intra-Fund Share Class Conversions

Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and the SAI). Also, shares are not eligible to be converted until any applicable contingent deferred sales charge (“CDSC”) period, if any, has expired. No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Class [●] Shares

Class [●] Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or, with respect to Class [●] Shares, distribution fees. Because the Class [●] Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee charged by a selling agent or other financial intermediary).

Class [●] Shares

Sales Load

Class [●]. No upfront sales load will be paid with respect to Class [●] shares, however, if an investor buys Class [●] shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [●]% cap on NAV for Class [●] shares.

Shareholder Servicing and Distribution Fee

Class [●] Shares pay to the Distributor a shareholder servicing and distribution fee that accrues at an annual rate equal to [●]% of the applicable class’s average monthly net assets. For Class [●] Shares, [●]% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “ —Distribution and Service Plan.”

Class [●] Shares

Sales Load

Class [●]. No upfront sales load will be paid with respect to Class [●] shares, however, if an investor buys Class [●] shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [●]% cap on NAV for Class [●] shares.

Shareholder Servicing and Distribution Fee

Class [●] Shares pay to the Distributor a shareholder servicing and distribution fee that accrues at an annual rate equal to [●]% of the applicable class’s average monthly net assets. For Class [●] Shares, [●]% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “ —Distribution and Service Plan.”

Distribution and Service Plan

The Fund has adopted the Distribution and Service Plan to pay to the Distributor a shareholder servicing and/or distribution fee for certain activities relating to the distribution of Class [●] Shares and Class [●] Shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class [●] Shares and Class [●] Shares. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 in accordance with the terms of the Multi-Class Exemptive Relief. Under the Distribution and Service Plan, the Fund pays the Distributor a shareholder servicing and/or distribution fee that together accrue at an annual rate equal to [●]% and [●]%, which reduces the NAV of Class [●] Shares and Class [●] Shares, respectively. Because these fees are paid out of the Fund’s assets attributable to Class [●] Shares and Class [●] Shares on an ongoing basis, over time, they will increase the cost of an investment in Class [●] Shares and Class [●] Shares, including causing the Class [●] Shares and Class [●] Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class [●] Shares. For Class [●] Shares and Class [●] Shares, [●]% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.

Shareholder services may include, but are not limited to, the following functions: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and repurchases of Shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) receiving, aggregating and processing shareholder orders; (iii) furnishing shareholder sub-accounting; (iv) providing and maintaining elective shareholder services such as check writing and wire transfer services; (v) providing and maintaining pre-authorized investment plans; (vi) communicating periodically with shareholders; (vii) acting as the sole shareholder of record and nominee for shareholders; (viii) maintaining accounting records for shareholders; (ix) answering questions and handling correspondence from shareholders about their accounts; (x) issuing confirmations for transactions by shareholders; (xi) performing similar account administrative services; (xii) providing such shareholder communications and recordkeeping services as may be required for any program for which a Service Organization is a sponsor that relies on Rule 3a-4 under the Investment Company Act (i.e., a “wrap fee” program); and (xiii) providing such other similar services as may reasonably be requested to the extent a Service Organization is permitted to do so under applicable statutes, rules, or regulations. The shareholder servicing and/or distribution fee may be spent by the Distributor for the services rendered to holders of Class [●] Shares and Class [●] Shares as set forth above, but will generally not be spent by the Distributor on recordkeeping charges, accounting expenses, transfer costs or custodian fees.

Class [●] Shares are not subject to any shareholder servicing or distribution fees.

How to Purchase Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Shares will be sold at a public offering price equal to the then-current NAV of the applicable class.

The Fund will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Fund’s Shares. The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Adviser, the Distributor nor the Dealers intend to make a market in the Fund’s Shares.

Acceptance and Timing of Purchase Orders

A purchase order and payment must be received by the Fund or its designee prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time) at least five business days prior to the first business day of the month (each, a “Subscription Date”) (unless waived by the Fund or its designee) in order to be effected at the Fund’s NAV of the immediately preceding month. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. Late subscription orders will be automatically resubmitted for the next available Subscription Date unless such subscription order is withdrawn or revoked before 4:00 p.m. Eastern Time on the last Business Day before such Subscription Date (subject to the Fund’s discretion to accept a revocation after such time).

The Fund and the Adviser each reserves the right, in its sole discretion, to accept or reject any order for purchase of Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Payments to Financial Intermediaries

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, could pay Additional Compensation. In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives, as described in more detail below. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Servicing Arrangements

The Fund’s Shares could be available through Dealers that have entered into shareholder servicing arrangements with respect to the Fund.

These Dealers provide varying investment products, programs, platforms and accounts, through which investors may purchase Shares. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular Dealer’s products, programs, platform and accounts.

The Adviser and/or its affiliates could make payments to Dealers for the shareholder services provided. These payments are made out of the Adviser’s own resources and not Fund assets. The actual services provided by these Dealers, and the payments made for such services, vary from firm to firm. The payments could be based on a fixed dollar amount for each account and position maintained by the Dealer and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments could be material to Dealers relative to other compensation paid by the Fund, the Adviser and/or their affiliates and could be in addition to other fees and payments, such as distribution and/or service fees, sub-transfer agency expenses, revenue sharing or “shelf space” fees, event support and other non-cash compensation. Also, the payments could vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and/or its affiliates do not control these Dealers’ provision of the services for which they are receiving payments.

These Dealers could impose additional or different conditions than the Fund on purchases of Shares. They could also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each Dealer is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these Dealers or participants in programs serviced by them should contact their Dealer for information regarding these fees and conditions.

Other Payments to Dealers

Some or all of the servicing fees described above are paid or “reallowed” to the Dealer, including their financial advisors through which shareholders purchase their Shares.

The Distributor and/or its affiliates could from time to time make payments and provide other incentives to selected Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisors and their customers, placing the Fund on the Dealers’ preferred or recommended fund list, granting the Distributor access to the Dealers’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates may also make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Adviser and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the Distributor’s and/or its affiliates’ own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of the Fund’s Shares or the amount the Fund will receive as proceeds from such sales. These payments could be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares of the Fund.

The Distributor and/or its affiliates, and their respective employees and representatives could make payments or reimburse Dealers for sponsorship and/or attendance at conferences, seminars or informational meetings (event support), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals, and small gifts (other non-cash compensation) and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit Dealers on a regular basis to market and educate financial advisors and other personnel about the Fund. These payments, reimbursements and activities could provide additional access to financial advisors at these Dealers, which could increase purchases and/or reduce repurchases of Fund Shares.

The Distributor and/or its affiliates also could pay Dealers for certain services including technology, operations, tax, audit or data consulting services, and may pay such Dealers for the Distributor’s attendance at investment forums sponsored by such Dealers or for various studies, surveys, or access to databases.

If investment advisers, distributors or affiliates of investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisors may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisors could also have a financial incentive for recommending a particular share class over other share classes, to the extent applicable. A shareholder who holds Shares through a Dealer should consult with the shareholder’s financial advisor and review carefully any disclosure by the Dealer as to its compensation received by the financial advisor.

Although the Fund may use Dealers that sell Shares to effect transactions for its portfolio, the Fund and the Adviser will not consider the sale of Shares as a factor when choosing Dealers to effect those transactions.

For further details about payments made by the Distributor to Dealers, please see the SAI.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If shareholders wish to receive individual copies of these documents and their shares are held in the Fund’s account, call the Fund at [●]. Shareholders will receive the additional copy within 30 days after receipt of their request by the Fund. Alternatively, if a shareholder’s shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is [●], whose principal business address is [●]. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

[●], whose principal business address is [●], serves as the Fund’s transfer agent with respect to the Shares.

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund entered into an Administration Agreement with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Administrator provides administrative services to the Fund. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. See “Fund Expenses.” In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Fund pays or reimburses the Administrator expenses incurred by any such affiliates or third parties for work done on the Fund’s behalf.

No person who is an officer, director or employee of the Administrator or its affiliates and who serves as our trustee receives any compensation from the Fund for his or her services as a trustee. However, the Fund reimburses the Administrator or its affiliates for the allocable portion of the costs of compensation, benefits, and related administrative expenses of the Fund’s officers who provide operational and administrative services to the Fund pursuant to the Administration Agreement, their respective staffs and other professionals who provide services to the Fund (including, in each case, employees of the Administrator or an affiliate). Such reimbursable amounts include the allocable portion of the compensation paid by the Administrator or its affiliates to the Fund’s Chief Financial Officer, Chief Compliance Officer, and other professionals who provide operational and administrative services to the Fund pursuant to the Administration Agreement, including individuals who provide “back office” or “middle office” financial, operational, legal and/or compliance services to the Fund. The Fund reimburses the Administrator or its affiliates for the allocable portion of the compensation paid by the Administrator or its affiliates to such individuals based on the percentage of time those individuals devote, on an estimated basis, to the Fund’s business and affairs and in acting on the Fund’s behalf. The Fund may also reimburse the Administrator or its affiliates for the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. Directors/Trustees who are not affiliated with the Administrator receive compensation for their services and reimbursement of expenses incurred to attend meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, Washington, DC and New York, NY, acts as legal counsel to the Fund. Its principal business address is 425 Lexington Avenue, New York, NY 10017. [ ], [ ], acts as special Delaware counsel to the Fund. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP or [ ] and any other person solely by reason of such other person investing in the Fund.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the confidentiality, integrity and security of nonpublic personal information relating to investors. The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

The Fund generally will not receive any nonpublic personal information relating to stockholders who purchase common stock. The Fund may collect nonpublic personal information regarding certain investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between the Fund and individual investors. The Fund may share information that the Fund collects regarding an investor with affiliates of the Fund and the employees of such affiliates for legitimate business purposes, for example, to service the investor’s accounts or provide the investor with information about other products and services offered by the Fund or its affiliates that may be of interest to the investor. In addition, the Fund may disclose information that the Fund collects regarding investors to third parties who are not affiliated with the Fund (i) as authorized by investors in the Fund in investor subscription agreements or the Fund’s organizational documents; (ii) as required by law or in connection with regulatory or law enforcement inquiries; or, (iii) as otherwise permitted by law to the extent necessary to effect, administer or enforce investor transactions or the Fund’s transactions.

Any party that receives nonpublic personal information relating to investors from the Fund is permitted to use the information only for legitimate business purposes or as otherwise required or permitted by applicable law or regulation. In this regard, the Fund’s officers, employees and agents and those of the Fund’s affiliates, access to such information is restricted to those who need such access to provide services to the Fund and its investors. The Fund maintains physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 19, 2025

Sixth Street Dynamic Alternatives Fund

STATEMENT OF ADDITIONAL INFORMATION

Sixth Street Dynamic Alternatives Fund (the “Fund”) is a non-diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) relating to the Fund’s common shares of beneficial interest (the “Shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [●], 2025 (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling [●]. Investors may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [●], 2025.

i

INVESTMENT OBJECTIVE AND POLICIES

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without shareholder approval and on prior notice to shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.

Underwriting : The Fund cannot engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending : The Fund is permitted to lend money or other assets to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities : The Fund cannot issue senior securities or borrow money except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate : The Fund is permitted to invest directly or indirectly in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5.

Commodities : The Fund cannot purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration : Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund cannot make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities could be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There could be a limited market for these securities. If these securities are registered under the Securities Act, they could then be eligible for sale but participating in the sale could subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application

1

of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund could be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments could be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments could involve leverage but are not considered to be borrowings under the Investment Company Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, could cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund could have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that could be considered to be borrowing to the extent permitted by the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the Investment Company Act does not prohibit a fund from owning real estate. Investing in real estate involves risks, including that real estate is generally considered illiquid and could be difficult to value and sell. Owners of real estate could be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to

2

physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.

With respect to the fundamental policy relating to concentration set forth above, the Investment Company Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry could be particularly susceptible to adverse events affecting that industry and could be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For services-related businesses such as software companies, the Fund will, however, consider the underlying industry the portfolio investment serves in determining whether its investments are concentrated in any particular industry or groups of industries. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to portfolio investments.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the Investment Company Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the Investment Company Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice could be conducted as permitted by the Investment Company Act, the policy will be interpreted to mean either that the Investment Company Act expressly permits the practice or that the Investment Company Act does not prohibit the practice.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Board may change the Fund’s investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.

3

ADDITIONAL RISK FACTORS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund could invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Contingent Liabilities. From time to time, the Fund expects to incur contingent liabilities in connection with an investment. For example, the Fund could enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, or could enter into agreements through which third parties offer default protection to the Fund. In connection with the disposition of a portfolio investment, the Fund could be required to make representations about the business and financial affairs of a company typically made in connection with the sale of assets or a business, and could be required to indemnify the purchasers of such investment to the extent such representations are inaccurate. The Fund could incur numerous other types of contingent liabilities, and there can be no assurance that the Fund will adequately reserve for its contingent liabilities or that such liabilities will not have an adverse effect on the Fund.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund.

Trade Finance Risk. Trade finance as an asset class typically consists of the financing of goods or materials during the time it takes to transport the goods from one geographic location to another. The Fund could invest in trade finance, structured trade finance, export finance, and project finance, or related obligations of companies or other entities with potential for exposure to emerging markets, all through a variety of forms, structures, and terms. Investing in trade finance could present emerging market risk, where the Fund considers risks tied to political and economic factors (different and often more complex than those faced domestically), ranging from but not limited to: expropriation, confiscation, nationalization, election, or war. Emerging market risk can also produce risk associated with loan market health, additional costs, regulatory practices, accounting standards, credit systems, taxation, and currency risk. Additionally, trade finance could entail transportation and warehousing risk, legal risk, collateral value risk, liquidity risk, and global market risk. Counterparty risk exists in default and fraud, as well as custody risks of theft and natural disaster. Finally, to the extent the buyer does not follow through on the contractual purchase, the Fund bears the price risk of reselling the goods to a new buyer.

Derivatives Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted, and the Commodity Futures Trading Commission, or CFTC, and SEC have issued or proposed rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.

Recent and anticipated regulatory changes require that certain types of OTC derivatives, including those that the Fund could use for hedging activities such as interest rate and credit default swaps, be cleared and traded on

4

regulated platforms, and these regulatory changes are expected to apply to foreign exchange transactions in the future. The Fund’s cleared OTC derivatives (such as the interest rate swaps the Fund could enter into in connection with certain investments in portfolio companies) are subject to margin requirements established by regulated clearinghouses, including daily exchanges of cash variation (or mark-to-market) margin and an upfront posting of cash or securities initial margin to cover the clearinghouse’s potential future exposure to the default of a party to a particular OTC derivatives transaction. U.S. regulators have also adopted rules imposing margin requirements for OTC derivatives executed with registered swap dealers or security-based swap dealers that are not cleared. The margin requirements for cleared and uncleared OTC derivatives could require that the Adviser, in order to maintain its exclusion from commodity pool operator (“CPO”) registration under CFTC Rule 4.5, limit the Fund’s ability to enter into hedging transactions or to obtain synthetic investment exposures, in either case adversely affecting the Fund’s ability to mitigate risk. Furthermore, any failure by the Fund to fulfill any collateral requirement (e.g., a so-called “margin call”) could result in a default and could have a material adverse impact on the Fund’s business, financial condition and results of operations.

The Dodd-Frank Act and the rules adopted by the CFTC and SEC thereunder also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure the Fund is able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to the Fund to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by the Fund, all of which could adversely impact the Fund’s investment returns.

Force Majeure Risk. The Fund’s investments could be susceptible to the effects of uncontrollable forces, including, without limitation, earthquakes, floods, hurricanes, tropical storms, fires, disease pandemics or other natural disasters, electricity shortages or other similar national or local emergencies, that are beyond the control of, and may not be easily foreseeable by, the Fund, the Adviser, Sixth Street or its affiliates.

Changes in Laws or Regulations Risk. The Fund and its portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, could be changed from time to time, and new laws and regulations could be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by the Fund or its portfolio companies to comply with these laws or regulations, could require changes to certain business practices of the Fund or its portfolio companies, negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of the Fund’s portfolio companies. In particular, changes to the laws and regulations governing investment companies or the interpretation of these laws and regulations by the staff of the SEC could disrupt the Fund’s business model. For example, tax reform legislation could have an adverse impact on the Fund, the credit markets and the Fund’s portfolio companies, to the extent the reduction in corporate tax rates or limitations on interest expense deductibility impact the credit markets and the Fund’s portfolio companies. Any changes to the laws and regulations governing the Fund’s operations or the U.S. federal income tax treatment of the Fund’s assets could cause the Fund to alter its investment strategy to avail itself of new or different opportunities.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Fund’s operations, cash flows or financial condition, impose additional costs on the Fund, intensify the regulatory supervision of the Fund or otherwise adversely affect the Fund’s business.

5

Risks Associated with Changes in Reference Rates. The Fund’s debt investments could be based on floating rates, such as SOFR, EURIBOR, SONIA, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations could have a substantial negative impact on the Fund’s investments, the value of its common stock and the rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on the Fund’s net interest income, which also could be negatively impacted by the Fund’s borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of the Fund’s borrowers and result in challenges to their financial performance and ability to repay their obligations.

An increase in interest rates could also decrease the value of any investments the Fund holds that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase the Fund’s interest expense, thereby decreasing the Fund’s net income. Moreover, an increase in interest rates available to investors could make investment in the Fund’s common stock less attractive if the Fund is not able to increase its dividend rate, which could reduce the value of its common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, could also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect the Fund’s business.

A rise in the general level of interest rates typically leads to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates could result in an increase in the amount of the incentive fee payable to the Adviser.

The Fund could use interest rate risk management techniques in an effort to limit the Fund’s exposure to interest rate fluctuations. These techniques could include various interest rate hedging activities to the extent permitted by the Investment Company Act.

Agriculture and Forestry Sector Risk. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that could be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of the Fund.

6

MANAGEMENT OF THE FUND

Investment Management Agreement

[●] serves as the investment adviser to the Fund (the “Adviser”). The Adviser is located at [●] and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [●] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Management Agreement, the Fund will pay to the Adviser a fee for its services consisting of two components: a management fee (the “Investment Management Fee”) and an incentive fee in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to [●]% on an annualized basis of the average monthly value of the Fund’s net assets. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. The Investment Management Fee will be accrued monthly and will be due and payable monthly in arrears within [●] Business Days after the end of the month.

The Fund also pays the Adviser an incentive fee based on income quarterly in arrears of [●]% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a [●]% annualized hurdle rate, with a full catch-up. The incentive fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders could be charged a fee on an income amount that is higher than the income shareholders ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of [●]% per quarter ([●]% annualized).

7

The Fund will pay the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of [●]% per quarter ([●]% annualized);

•

100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of [●]% per quarter ([●]% annualized). This portion of the Fund’s Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than [●]%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately [●]% of the Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds [●]% in any calendar quarter; and

•

[●]% of the dollar amount of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of [●]% per quarter ([●]% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, [●]% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and could result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that the Fund could pay an incentive fee in a calendar quarter in which the Fund incurs an overall loss taking into account capital account losses. For example, if the Fund receives Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, the Fund will pay the applicable incentive fee even if the Fund has incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser expects to enter into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to waive fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund (the “Waiver”), if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement

8

has an initial one-year term, which ends on [●]. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After [●], either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

The Adviser expects to enter into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser has agreed to a Waiver of the fees it would otherwise have been paid and/or to assume or reimburse expenses of the Fund, if required to ensure the Total Annual Expenses (excluding the Investment Management Fee, the incentive fee, any taxes, fees and interest payments on borrowed funds, shareholder servicing and distribution fees, brokerage and distribution costs and expenses, other investment-related expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial one-year term, which ends on [●]. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. Neither the Fund nor the Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After [●], either the Fund or the Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice.

Information on Trustees and Officers

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of [●] members, [●] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The Fund’s officers serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund.

The Investment Company Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the Trustees be Independent Trustees. Currently, [●] of the [●] Trustees ([●]%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustees serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board.

The Board expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

[The Board has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund.

9

Audit Committee. The members of the audit committee of the Fund are [ ], each of whom is an Independent Trustee. [ ] serves as chairperson of the audit committee. The Board has adopted a charter for the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee of the Fund are [●], each of whom is an Independent Trustee. [●] serves as chairperson of the nominating and governance committee. The Board has adopted a charter for the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.]

The table below discusses some of the experiences, qualifications and skills of each Trustee that support the conclusion that he or she should serve on the Board.

[To come by Pre-Effective Amendment]

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Sixth Street-advised Funds and any currently held public company and other investment company directorships.

[To come by Pre-Effective Amendment]

Trustee Beneficial Ownership of Shares

As the Fund is newly-offered, as of [●], 2025, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

[As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

Compensation of Trustees

[To come by Pre-Effective Amendment]

Indemnification of Trustees and Officers

[The Investment Management Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Management Agreement, the Administration Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). The Fund will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without

10

limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in our declaration of trust. The Fund’s obligation to provide indemnification and advancement of expenses is subject to the requirements of the Investment Company Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.]

[Section 3817(a) of the Delaware Statutory Trust Act permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund will not be liable to the Fund or shareholders for monetary damages for breach of fiduciary duty as a Trustee, former Trustee, officer or former officer to the extent permitted by Delaware law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the shareholders individually) against any liability and expense to which any of them could be liable that arise in connection with the performance of their activities on behalf of the Fund, except in instances when such person has been adjudicated to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.]

Portfolio Management

Portfolio Manager Assets Under Management

[To come by Pre-Effective Amendment]

Portfolio Manager Compensation Overview

[To come by Pre-Effective Amendment]

Securities Ownership of Portfolio Managers

[To come by Pre-Effective Amendment]

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI.

11

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended [●], no later than [●] of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [●] or (ii) by visiting the SEC’s website at www.sec.gov.

Codes of Ethics

The Fund and the Adviser have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by the Fund’s personnel. The Fund’s code of ethics generally does not permit personal investments by the Fund’s and the Adviser’s personnel in securities that could be purchased or sold by the Fund.

12

DISTRIBUTION OF FUND SHARES

[●], located at [●], acts as the distributor of the Fund’s Shares, pursuant to the distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions.

The Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Investment Management Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund intends to apply for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). If the Multi-Class Exemptive Relief is granted, the Fund would be subject to Rule 18f-3 under the Investment Company Act. In contemplation of receiving the Multi-Class Exemptive Relief, the Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Distribution and Service Plan

As of the date of this SAI, the Fund has not yet paid any distribution and/or shareholder servicing fees because the Fund has not yet commenced operations.

Additional Payments to Dealers

[To come by Pre-Effective Amendment]

13

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since the Fund could acquire and dispose of many of its investments in privately negotiated transactions, many of the transactions that the Fund engages in will not require the use of brokers or the payment of brokerage commissions.

Subject to policies established by the Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for the Fund under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, the Fund could pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

As of the date of this SAI, the Fund has not paid any brokerage commissions because the Fund has not yet commenced operations.

As of the date of this SAI, the Fund has not held any securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the Investment Company Act) or their parent entities because the Fund has not yet commenced operations.

14

DESCRIPTION OF SHARES

Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) could authorize an offering, without the approval of the holders of Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Shares.

15

TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that could be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is, for U.S. federal income tax purposes, a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

16

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund could have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receive a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants) or as contingent payment debt obligations, the Fund must include in its taxable income in each year a portion of the OID (or accruals on such contingent payment debt obligation) that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund could also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect or does not distribute profits currently, or equity tranches in certain securitization vehicles.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that taxable year. However, the Fund is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally will not pass through to the Fund’s shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but could carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Certain issuers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such issuers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

17

The Fund could make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund could structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund could hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income could be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test could, however, jeopardize its ability to satisfy the Diversification Tests, which could make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that it may not satisfy the diversification requirements described above (including as the Fund ramps up its portfolio), and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

The Fund could, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Board in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund could continue to be taxed as a RIC for the

18

relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income to the extent of the Fund’s current or accumulated earnings and profits and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to receive such distribution as cash). The additional shares received by a shareholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund could elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it could designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

19

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund could choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but could have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.

The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Fund’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).

If an investor purchases shares in the Fund shortly before the record date of a distribution, the price of the shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though such distribution represents a return of the investor’s investment.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Sale or Exchange of Shares

Upon the sale, exchange or other taxable disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the

20

securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other taxable disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is a tender offer fund, a type of fund which, in order to provide liquidity to shareholders, could make periodic offers to repurchase its outstanding shares at NAV. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder could be treated as having received a taxable dividend upon the tender of its shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale and the shareholder owns less than 50 percent of the total combined voting power of the Fund immediately after the repurchase. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder could nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the

21

management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares could be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder could be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at reduced rates on certain amounts treated as dividends.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it could be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it could be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or

22

accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses are not deductible by any such shareholder.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that could, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and could make certain tax elections in order to mitigate the effect of these provisions.

Additionally, a portfolio company in which the Fund invests could face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the RIC income test.

Below Investment Grade Instruments

The Fund could invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments could present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund could cease to accrue interest, original issue discount or market discount, when and to what extent deductions could be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For U.S. federal income tax purposes, the Fund could be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund

23

holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund could be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund could have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund could have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund could become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security could be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities could be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund could be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and is able to and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund could elect, subject to applicable limitations, to mark-to-market at the

24

end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which could limit the availability of the benefit of these elections. Under either election, the Fund could be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a “controlled foreign corporation” under the Code (“CFC”), the Fund could be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it could be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares could prevent the Fund from meeting the distribution requirements described above, and could, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund or other applicable withholding agent could be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld could be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. Tax-exempt shareholders are advised to

25

consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders could also be subject to the branch profits tax imposed by the Code.

The Fund could be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty could differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax could apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial

26

owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity could qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA could be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it could be relevant to their ownership and disposition of the Fund’s shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance could extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders could be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

27

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is [●], whose principal business address is [●]. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

[●] serves as the Fund’s transfer agent with respect to the Shares.

28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of [●], 2025, there were no record or beneficial owners of 5% or more of the Fund or any Share class.

30

FINANCIAL STATEMENTS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

31

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[TO COME BY PRE-EFFECTIVE AMENDMENT]

A-1

APPENDIX B

FINANCIAL STATEMENTS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

B-1

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Audited Financial Statements – to be included in SAI.

Report of Independent Registered Public Accounting Firm – to be included in SAI

(2)	Exhibits:

(a)(1)	Certificate of Trust is filed herewith.

(a)(2)	Declaration of Trust is filed herewith.

(a)(3)	Amended and Restated Declaration of Trust to be filed by amendment.

(b)	By-Laws to be filed by amendment.

(c)	Not Applicable.

(d)	Form of Multiple Class Plan to be filed by amendment.

(e)	Form of Dividend Reinvestment Plan to be filed by amendment.

(f)	Not Applicable.

(g)(1)	Form of Investment Management Agreement to be filed by amendment.

(h)(1)	Form of Distribution Agreement to be filed by amendment.

(h)(2)	Form of Selected Intermediary Agreement to be filed by amendment.

(h)(3)	Form of Distribution and Service Plan to be filed by amendment.

(i)	Not Applicable.

(j)(1)	Custody Agreement to be filed by amendment.

(k)(1)	Form of Administration Agreement to be filed by amendment.

(k)(2)	Form of Transfer Agency and Service Agreement to be filed by amendment.

(k)(3)	Expense Support and Conditional Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of Delaware Counsel to be filed by amendment.

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not Applicable.

(p)	Form of Subscription Agreement to be filed by amendment.

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Adviser to be filed by amendment.

(r)(3)	Code of Ethics of Distributor to be filed by amendment.

(s)	Calculation of Filing Fee Tables is filed herewith.

(t)	Power of Attorney to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control

[To be provided by amendment.]

Item 29. Number of Holders of Securities

Set forth below is the number of record holders of securities of the Registrant as of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class [●]	[	]
Shares of Beneficial Interest, Class [●]	[	]
Shares of Beneficial Interest, Class [●]	[	]

Item 30. Indemnification

[To be provided by amendment.]

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. [●]).

Item 32. Location of Accounts and Records

The Administrator maintains the required accounting related and financial books and other records of the Registrant at [●].

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.	Not Applicable.

2.	Not Applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	Not applicable; and

(b)

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of December, 2025.

Sixth Street Dynamic Alternatives Fund

By:	/s/ Joshua Peck
Joshua Peck
Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 19th day of December, 2025.

Signature	Title

/s/ Joshua Peck
Joshua Peck	Trustee

EXHIBIT INDEX

Exhibit Number	Description
(a)(1)	Certificate of Trust

(a)(2)	Declaration of Trust

(s)	Calculation of Filing Fee Tables